SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to under §240.14a-12.

    Columbia Funds Series Trust I

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Columbia Funds Series Trust I

One Financial Center, Boston, Massachusetts 02111

CMG Ultra Short Term Bond Fund

Columbia Asset Allocation Fund

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Core Bond Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia Large Cap Growth Fund

Columbia Liberty Fund

Columbia Massachusetts Intermediate Municipal Bond

Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Growth Fund I

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia World Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Notice of Joint Special Meeting of Shareholders

to be held on March 3, 2010

January 8, 2010

Dear Shareholder:

On September 29, 2009, Bank of America, N.A., the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the Funds, which are series of Columbia Funds Series Trust I (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”). The Closing will cause the current advisory agreements between Columbia and the Funds to terminate. Columbia Liberty Fund also has a subadvisory agreement, which the Closing will cause to terminate. In order to provide the Funds with continuity of management services after the Closing, a joint special meeting of shareholders of the Funds listed above and the Trust (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) will be held at One Financial Center, Boston, Massachusetts 02111, on March 3, 2010, at 2:00 p.m., local time. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)

1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise;	All Funds

2.	Consider and vote on a proposed Subadvisory Agreement with Nordea Investment Management North America, Inc.;	Columbia Liberty Fund

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to the Trust’s Board of Trustees, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.	All Funds

All of the above proposals are more fully described in the Joint Proxy Statement accompanying this notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

As is described in the Joint Proxy Statement, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposals 2 and 3 for a particular Fund are contingent on Proposal 1 being approved by that Fund’s shareholders. Proposal 4 is not contingent on the Closing or on the approval of any other Proposal. The nominees all currently serve as trustees of the Trust. The close of business on December 21, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet, or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Computershare Fund Services at (800) 708-7953.

By order of the Board of Trustees,

James R. Bordewick, Jr.
Secretary

Dated: Boston, Massachusetts, January 8, 2010

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ii

Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	What is happening?

A.	The Transaction. On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia Management Advisors, LLC (“Columbia”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the long-term mutual funds (the “Funds”) of Columbia Funds Series Trust I (the “Trust”). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction, at a joint special meeting of shareholders of the Funds and the Trust (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”).

The Proposals. The Closing will cause each Fund’s current advisory agreement (the “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreements”). Similarly, for Columbia Liberty Fund (the “Subadvised Fund”), which currently has a subadvisory agreement with Nordea Investment Management North America, Inc. (“Nordea”), the Closing will cause the existing subadvisory agreement (the “Current Subadvisory Agreement”) to terminate. As is discussed in more detail in the Joint Proxy Statement, in light of this result, the Board has approved and recommends that shareholders of the Subadvised Fund approve a new subadvisory agreement with Nordea (the “Proposed Subadvisory Agreement”).

In addition, the Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It also is proposed that the shareholders vote to elect ten of the Trust’s eleven current trustees (the “Trustees”) to the Board.

The Joint Proxy Statement. The Joint Proxy Statement provides additional information about the matters on which the Trustees are soliciting your vote – the Proposed Advisory Agreements for each Fund, the Proposed Subadvisory Agreement for the Subadvised Fund, the Manager of Managers Proposal and the proposed election of current Trustees of the Board. As is explained in the Joint Proxy Statement, if approved by shareholders, the effectiveness of each of the Proposals, other than the proposal to elect the current Trustees, is contingent on the Closing.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND FOR EACH NOMINEE DESCRIBED IN THE ENCLOSED JOINT PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving the Joint Proxy Statement and proxy card (the “Proxy Card”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	Why am I being asked to vote on a new investment management services agreement and, if applicable, a new subadvisory agreement?

A.	The Closing will cause your Fund’s Current Advisory Agreement to terminate, and Columbia will no longer be able to serve as the manager to your Fund under that agreement. Similarly, for the Subadvised Fund, the Closing will cause the Current Subadvisory Agreement with Nordea to terminate, and Nordea will no longer be able to serve as the subadviser to your Fund under that agreement. In light of these results, the Board has approved, and recommends that shareholders of each Fund approve the Proposed Advisory Agreement and, as applicable, the Proposed Subadvisory Agreement.

See the discussion regarding your Fund under “General Overview – Board Considerations Regarding Approval of the Proposed Advisory Agreements and Proposed Subadvisory Agreement” for further details.

Q.	Why am I being asked to vote on the Manager of Managers Proposal?

A.	The Manager of Managers Proposal will afford RiverSource the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the funds currently advised by RiverSource (the “RiverSource Family of Funds”) have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Q.	Why am I being asked to elect Trustees?

A.	The shareholders of each Fund are being asked to elect Trustees pursuant to a voluntary undertaking by the Funds in connection with the Securities and Exchange Commission’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, the Funds would hold a shareholder meeting at least every fifth calendar year to elect the Board of Trustees. The Governance Committee of the Board and the full Board have nominated the individuals listed in the Joint Proxy Statement for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Pertinent information about each nominee is set forth in the Joint Proxy Statement under Proposal 4. Each nominee currently serves as a Trustee of the Trust.

Q.	How will these proposals affect me as a shareholder?

A.	These proposals will not result in any change in your Fund’s investment objective(s) or principal investment strategies. The fee rates currently payable by your Fund in respect of investment advisory and administrative services are identical to those payable under the Proposed Advisory Agreement and the new administrative services agreement. The total scope of services to be provided by RiverSource under the Proposed Advisory Agreement and the new administrative services agreement for your Fund is substantially the same as that of the Fund’s Current Advisory Agreement and current administrative agreement, as discussed in greater detail in the Joint Proxy Statement under Proposal 1.

Q.	How will these proposals affect the portfolio management personnel managing my Fund?

A.	RiverSource and Columbia are currently engaged in a deliberative process for selecting portfolio management personnel to service the Funds after the Closing. The portfolio management selection process is designed to optimize the portfolio management resources available to each Fund by providing the flexibility to select investment personnel from the RiverSource and/or Columbia organization. It is expected that Columbia’s Chief Investment Officer, who is expected to join RiverSource after the Closing, will be responsible for selecting and overseeing portfolio management personnel for each Fund utilizing Columbia’s current process for evaluating portfolio managers. This evaluative process is likely to result in a significant number of Columbia investment professionals and personnel, who are currently responsible for the management of the Funds, remaining in place. This process may result, however, in changes in the portfolio management personnel of individual Funds.

Q.	What other actions are contemplated as part of the Transaction?

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fee rates that are identical to those of the current administrative agreement. The total scope of services under the new administrative services agreement together with each Proposed Advisory Agreement is substantially the same as that of the current administrative agreement together with each Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for the RiverSource Family of Funds, are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Q.	How does my Fund’s Board recommend that I vote?

A.	Your Fund’s Board recommends that you vote FOR each proposal and FOR the election of each nominee.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. BAC and Ameriprise have agreed to bear these costs separately.

Q.	How do I cast my votes?

A.	You may vote in person at the Meeting or, for your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the Meeting:

By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions.

By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

The time and place of the Meeting are described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your Proxy Card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund’s proxy solicitor, Computershare Fund Services, at (800) 708-7953.

Columbia Funds Series Trust I

One Financial Center, Boston, Massachusetts 02111

CMG Ultra Short Term Bond Fund

Columbia Asset Allocation Fund

Columbia Balanced Fund

Columbia Blended Equity Fund

Columbia Bond Fund

Columbia California Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Conservative High Yield Fund

Columbia Contrarian Core Fund

Columbia Core Bond Fund

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Emerging Markets Fund

Columbia Energy and Natural Resources Fund

Columbia Federal Securities Fund

Columbia Greater China Fund

Columbia High Yield Municipal Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Municipal Bond Fund

Columbia International Bond Fund

Columbia International Growth Fund

Columbia International Stock Fund

Columbia Large Cap Growth Fund

Columbia Liberty Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Mid Cap Core Fund

Columbia Mid Cap Growth Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Pacific/Asia Fund

Columbia Real Estate Equity Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia Select Large Cap Growth Fund

Columbia Select Opportunities Fund

Columbia Select Small Cap Fund

Columbia Short-Intermediate Bond Fund

Columbia Small Cap Core Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Growth Fund I

Columbia Strategic Income Fund

Columbia Strategic Investor Fund

Columbia Tax-Exempt Fund

Columbia Technology Fund

Columbia U.S. Treasury Index Fund

Columbia Value and Restructuring Fund

Columbia World Equity Fund

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

Joint Special Meeting of Shareholders to be held on March 3, 2010

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Columbia Funds Series Trust I (the “Trust”) relating to a joint special meeting of shareholders of the Funds listed above and the Trust (for each Fund and the Trust, including any postponements or adjournments thereof, the “Meeting”) to be held at One Financial Center, Boston, Massachusetts 02111 on March 3, 2010 at 2:00 p.m., local time. It is expected that this Joint Proxy Statement will be mailed to shareholders on or about January 8, 2010. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement. The purpose of the Meeting is to ask shareholders to:

	Proposal	Affected Fund(s)

1.	Consider and vote on a proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”), a subsidiary of Ameriprise Financial, Inc.;	All Funds

2.	Consider and vote on a proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. (“Nordea”);	Columbia Liberty Fund

3.	Consider and vote on a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Board, but without obtaining additional shareholder approval; and	All Funds

4.	Elect trustees to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing trustees and until the election and qualification of his or her successor.	All Funds

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the approval of the proposed Investment Management Services Agreement with RiverSource (Proposal 1); (ii) for shareholders of Columbia Liberty Fund only, FOR the approval of the proposed Subadvisory Agreement with Nordea (Proposal 2); (iii) FOR the approval of the proposal allowing RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”) (Proposal 3); and (iv) FOR the election to the Board of those of the Trust’s current trustees (the “Trustees”) who have agreed to stand for re-election (the “Nominees”) (Proposal 4). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. Not all proposals affect each Fund, and shareholders of a Fund will only be entitled to cast votes and authorize proxies on those proposals affecting the Fund in which they are shareholders. If approved by shareholders, the effectiveness of each of the proposals, other than the election of the Nominees, is contingent on the Closing (as defined below under “General Overview – The Transaction”). See “General Overview – Conditions to Closing and Effectiveness of the Proposals” for a discussion of other conditions to the effectiveness of the proposals.

If you execute, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to that Fund (Attention: Secretary) at the address written above, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting in person will not automatically revoke your prior proxy. If you intend to vote in person at the Meeting, please call (800) 708-7953 to obtain important information regarding your attendance at the Meeting, including directions.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. Thirty percent (30%) of the shares of a Fund or the Trust as a whole entitled to vote constitutes a quorum of a Fund or the Trust as a whole, respectively. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum. A quorum of shareholders of a Fund is required to take action at the Meeting on proposals affecting such Fund. Separately, a quorum of shareholders of the Trust is required to take action on the election of the Nominees to the Board.

In the event that a quorum of shareholders of a Fund or of the Trust is not present at the Meeting or, even if such a quorum is so present, in the event that sufficient votes in favor of any proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds or the Trust and/or with respect to one or more proposals by a majority of votes properly cast upon the question, without further notice, and further solicitations may be made.

The close of business on December 21, 2009 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The number of outstanding shares of each class of shares of each Fund held and the number of votes to which each class of shares of each Fund is entitled, on that date, are listed in Appendix A. Each shareholder of a Fund on the Record Date shall be entitled to a number of votes on any matter on which such shareholder is entitled to vote equal to (i) the net asset value of a share of the Fund in U.S. dollars determined at the close of business on the Record Date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes) multiplied by (ii) the number of shares of the Fund held by the shareholder on the Record Date.

Approval of Proposals 1 and 3 on behalf of each Fund and approval of Proposal 2 on behalf of Columbia Liberty Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on each of Proposals 1, 2 and 3.

Election of Trustees (Proposal 4) requires the affirmative vote of a plurality of votes cast at the Meeting by or on behalf of shareholders of the Trust. A “plurality of votes cast” means that a nominee is elected if he or she receives the highest number of affirmative votes cast, whether or not such votes constitute a majority, up to the maximum numbers of Trustees to be elected at the Meeting, which is ten. All shares of the Trust vote together as a single class on Proposal 4.

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2 and 3 in respect of each Fund entitled to vote thereon. With respect to Proposal 4, abstentions and broker non-votes will have no effect on the outcome of the vote.

Each Fund’s administrator is Columbia Management Advisors, LLC (“Columbia”), whose address is One Financial Center, Boston, Massachusetts 02111. Each Fund’s principal underwriter is Columbia Management Distributors, Inc., whose address is also One Financial Center, Boston, Massachusetts 02111.

Each Fund’s current investment manager is Columbia. For further information regarding Columbia, see Appendix B. Additional information about the Funds is available in their respective prospectuses, statements of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 708-7953 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 3, 2010.

This Joint Proxy Statement and the Notice of Joint Special Meeting are available at http://www.columbiafunds.com.

GENERAL OVERVIEW

Overview

Columbia Management Advisors, LLC (“Columbia”) provides investment advisory services to each of the mutual funds listed on page 5 of this Joint Proxy Statement (the “Funds”) that are series of Columbia Funds Series Trust I (the “Trust”).

The Transaction

On September 29, 2009, Bank of America, N.A. (“BANA”), the indirect parent company of Columbia, entered into an agreement (the “Purchase Agreement”) to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”) (the “Transaction”). The Transaction includes, among other things, a sale of that part of the asset management business of Columbia that advises long-term mutual funds, including the Funds. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the “Closing”).

Shareholders are NOT being asked to vote on the Transaction. Rather, as is described below, shareholders are being asked to vote on certain proposals that are being presented to them as a result of the Transaction.

The Proposals

The Closing will cause your Fund’s current advisory agreement (each, a “Current Advisory Agreement”) with Columbia to terminate. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board of Trustees of the Trust (the “Board”) has approved and recommends that shareholders of each Fund approve a new investment management services agreement with RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise (the “Proposed Advisory Agreements”). Similarly, for Columbia Liberty Fund (the “Subadvised Fund”), which currently has a subadvisory agreement (the “Current Subadvisory Agreement”) with Nordea Investment Management North America, Inc. (“Nordea” or the “Subadviser”), the Closing will cause the Current Subadvisory Agreement to terminate. As is discussed in more detail in this Joint Proxy Statement, in light of this result, the Board has approved and recommends that shareholders of the Subadvised Fund approve a new subadvisory agreement with Nordea (the “Proposed Subadvisory Agreement”).

In addition, the Board is recommending that shareholders approve a proposal that would authorize RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”). It is also proposed that the shareholders vote to elect to the Board ten of the Trust’s eleven current trustees (the “Trustees”) who have agreed to stand for re-election (the “Nominees”).

The Interim Advisory and Subadvisory Agreements

The Board has approved an interim investment advisory agreement (each, an “Interim Advisory Agreement”) for each Fund with RiverSource, which would become effective for a Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under each Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Similarly, for the Subadvised Fund, the Board has approved an interim investment subadvisory agreement (the “Interim Subadvisory Agreement”) with Nordea, which would become effective for the Subadvised Fund at the Closing only if the Proposed Subadvisory Agreement for the Subadvised Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreement, Nordea could serve as investment subadviser and manage the Subadvised Fund’s portfolio for up to 150 days following the Closing.

The terms of the Interim Advisory Agreements and the Interim Subadvisory Agreement are the same as those of the Current Advisory Agreements and the Current Subadvisory Agreement, respectively, except for certain provisions that are required by law and except that Columbia is replaced by RiverSource and that the dates of the agreements are made current.

The provisions required by law include a requirement that fees payable under the Interim Advisory Agreements and the Interim Subadvisory Agreement be paid into an escrow account. If a Fund’s shareholders approve the Proposed Advisory Agreements or, as applicable, Proposed Subadvisory Agreement by the end of the 150-day period, the compensation (plus interest) payable under the Interim Advisory Agreements or the Interim Subadvisory Agreement will be paid to RiverSource or Nordea, as applicable, but if the Proposed Advisory Agreements or, as applicable, Proposed Subadvisory Agreement are not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to RiverSource or Nordea, as applicable.

Other Actions Contemplated by the Transaction

It is expected that RiverSource will serve as administrator of the Funds under a new administrative services agreement with fee rates that are identical to those of the current administrative agreement. The total scope of services under the new administrative services agreement together with each Proposed Advisory Agreement is substantially the same as that of the current administrative agreement together with each Current Advisory Agreement. RiverSource Fund Distributors, Inc. and RiverSource Service Corporation, which currently serve as the distributor and transfer agent, respectively, for various funds advised by RiverSource (the “RiverSource Family of Funds”), are also expected to serve as distributor and transfer agent for the Funds.

In connection with the Transaction, Ameriprise will acquire, among other assets, the “Columbia” brand, which will become the primary market brand of the funds managed by its affiliates. It is expected that RiverSource, which currently serves as investment manager to the RiverSource Family of Funds, will adopt the “Columbia” name. In addition, it is expected that RiverSource Fund Distributors, Inc. and RiverSource Service Corporation will adopt the “Columbia” name. It also is expected that each of the funds in the RiverSource Family of Funds that currently operates under the “RiverSource” name will adopt the “Columbia” name. Certain funds in the RiverSource Family of Funds currently use the “Threadneedle” or “Seligman” brands. It is expected that these brands will continue to be used in the combined fund family.

Bank of America Corporation (“BAC”) and BANA also have entered into a services and distribution arrangement with Ameriprise (the “Master Services and Distribution Agreement”) in connection with the Transaction. Subject to applicable law and fiduciary obligations, the Master Services and Distribution Agreement provides, among other things, for an initial period of five years, for the continued distribution by certain BAC affiliates of specific products, including the Funds, the continued provision by Ameriprise of certain services to BAC affiliates, and the mutual exploration of possible distribution by BAC affiliates of certain products that may be developed by Ameriprise and RiverSource in the future.

BANA and Ameriprise also have entered into a Transition Services Agreement that provides for Ameriprise and BANA to provide each other certain services for a period of up to 18 months following the Closing.

Board Considerations Regarding Approval of the Proposed Advisory Agreements and Proposed Subadvisory Agreement

The Board unanimously approved the Proposed Advisory Agreements and the Proposed Subadvisory Agreement at a meeting held on December 17, 2009.

The Advisory Fees and Expenses Committee (the “Committee”) of the Board met on multiple occasions to review the Proposed Advisory Agreements and the Proposed Subadvisory Agreement and, on December 14, 2009, recommended that the full Board approve the Proposed Advisory Agreements and the Proposed

Subadvisory Agreement. On December 17, 2009, the full Board, including a majority of the Trustees who have no direct or indirect interest in the Proposed Advisory Agreements or the Proposed Subadvisory Agreement and who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Trust (the “Independent Trustees”), approved (i) the Proposed Advisory Agreement with RiverSource for each Fund, and (ii) the Proposed Subadvisory Agreement with Nordea, the Subadviser for the Subadvised Fund. Prior to their approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement, the Committee and the Independent Trustees requested and evaluated materials from, and were provided materials and information about the Transaction and matters related to the proposals by, BAC, Columbia, RiverSource and Ameriprise. In connection with their most recent approval of the Current Advisory Agreements and the Current Subadvisory Agreement on October 28, 2009, the Committee and the Trustees requested and evaluated materials from Columbia and the Subadviser, and discussed such materials with representatives of Columbia and the Subadviser. The Committee, at meetings held on August 11, 2009, September 23, 2009, October 27, 2009, November 30, 2009, December 7, 2009 and December 14, 2009, and the Independent Trustees, at meetings held on August 12, 2009, August 20, 2009, October 28, 2009, December 8, 2009, December 14, 2009 and December 17, 2009, discussed the materials provided in connection with the October 28, 2009 approvals and the materials provided in connection with their consideration of the Proposed Advisory Agreements, the Proposed Subadvisory Agreement and other matters relating to the Transaction with representatives of BAC, Columbia, RiverSource and Ameriprise. The Trustees consulted with experienced legal counsel, who advised on the legal standards for consideration by the Trustees. The Independent Trustees also discussed the proposed approvals with independent legal counsel in private sessions.

The Trustees reviewed each Proposed Advisory Agreement and the Proposed Subadvisory Agreement, as well as certain information obtained through RiverSource’s responses to initial and supplemental questionnaires prepared at the request of the Trustees by counsel to the Funds and independent legal counsel to the Independent Trustees. The Committee and the Trustees also met with, and reviewed and considered a report prepared and provided by, the independent fee consultant (the “Fee Consultant”) appointed by the Independent Trustees pursuant to an assurance of discontinuance entered into by Columbia with the New York Attorney General (“NYAG”) to settle a civil complaint filed by the NYAG relating to trading in mutual fund shares (the “NYAG Settlement”). Under the NYAG Settlement, the Fee Consultant’s role is to manage the process by which management fees are negotiated so that they are negotiated in a manner that is at arms’ length and reasonable.

The Trustees considered all materials that they, their legal counsel or RiverSource believed reasonably necessary to evaluate and to determine whether to approve the Proposed Advisory Agreements and the Proposed Subadvisory Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. The material factors that formed the basis for the Trustees’ approvals included the factors set forth below:

(i)	the reputation, financial strength, regulatory histories and resources of RiverSource, its parent, Ameriprise, and the Subadviser;

(ii)	the capabilities of RiverSource and the Subadviser with respect to compliance, including an assessment of RiverSource’s compliance system by the Funds’ Chief Compliance Officer;

(iii)	the qualifications of RiverSource and the Subadviser to provide advisory services to each Fund, including RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams;

(iv)	the terms and conditions of the Proposed Advisory Agreements, including the differences between the Proposed Advisory Agreements and the Current Advisory Agreements described below and in Appendix F-2 in connection with RiverSource’s efforts to standardize such agreements across the Columbia and RiverSource funds;

(v)	the terms and conditions of the Proposed Subadvisory Agreement, including that they were substantially identical to those of the Current Subadvisory Agreement;

(vi)	the terms and conditions of other agreements and arrangements relating to the future operations of the Funds, including an administrative services agreement and the Master Services and Distribution Agreement;

(vii)	the commitment of RiverSource and Ameriprise that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders following the Closing;

(viii)	that the Trustees recently had completed a full annual review of the Current Advisory Agreements and the Current Subadvisory Agreement, as required by the 1940 Act, for each Fund and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the management fee rate for each Fund and the subadvisory fee rate for the Subadvised Fund were sufficient to warrant their approval;

(ix)	that the advisory fee rates payable by each Fund would not change;

(x)	that RiverSource and BAC, and not any Fund, would bear the costs of obtaining approvals of the Proposed Advisory Agreement and the Proposed Subadvisory Agreement;

(xi)	that Ameriprise and RiverSource have agreed to exercise reasonable best efforts to assure that, for a period of two years after the Closing, there is not imposed on any Fund any “unfair burden” (within the meaning of Section 15(f) of 1940 Act) with respect to the Transaction; and

(xii)	that certain members of RiverSource’s management have a significant amount of experience integrating other fund families; that certain current Columbia personnel who will be integrated into RiverSource and its affiliates as a result of the Transaction also have experience in integrating fund families; and that the senior management of RiverSource following the Transaction will include certain senior executives of Columbia who are currently responsible for oversight of services provided to the Funds.

Nature, Extent and Quality of Services to be Provided

The Trustees considered the expected nature, extent and quality of services to be provided to the Funds by RiverSource, its affiliates and the Subadviser and the resources to be dedicated to the Funds by RiverSource and its affiliates. The Trustees considered, among other things, the expected effect of the Transaction on the operations of the Funds, the information provided by each of RiverSource and the Subadviser with respect to the nature, extent and quality of services to be provided by it, RiverSource’s and the Subadviser’s compliance programs and compliance records, the ability of RiverSource and the Subadviser (including personnel and other resources, compensation programs for personnel involved in Fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals, the trade execution services to be provided on behalf of the Funds and the quality of RiverSource’s and the Subadviser’s investment research capabilities and the other resources that they indicated they would devote to each Fund. As noted above, the Trustees also considered RiverSource’s representations that the Chief Investment Officer of Columbia would serve as the Chief Investment Officer of RiverSource following the Transaction, and that the process for determining the portfolio management team for each Fund would be substantially the same process as has customarily been followed by Columbia, and reported to the Trustees, in evaluating the performance of Columbia’s portfolio management teams.

The Trustees noted the professional experience and qualifications of the senior personnel of RiverSource. The Trustees also considered the compliance programs of and the compliance-related resources proposed to be provided to the Funds by RiverSource and its affiliates, including discussions with the Funds’ Chief Compliance Officer regarding RiverSource’s compliance program. The Trustees also discussed RiverSource’s compliance program with the Chief Compliance Officer for the RiverSource funds. The Trustees also considered RiverSource’s representation that the Funds’ Chief Compliance Officer would serve as the Chief Compliance Officer of RiverSource following the Transaction. The Trustees considered RiverSource’s ability to provide administrative services to the Funds, noting that while some Current Advisory Agreements contemplated the provision of certain administrative services, following the Transaction, all administrative services were anticipated to be provided pursuant to a new administrative services agreement. The Trustees also considered RiverSource’s ability to coordinate the activities of each Fund’s other service providers (including the Subadviser). The Trustees considered performance information provided by RiverSource with respect to other mutual funds advised by RiverSource, and discussed with senior executives of RiverSource its process for identifying which portfolio management teams of the legacy Columbia and RiverSource organizations would be responsible for the management of the Funds following the Transaction. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected nature, extent and quality of the services to be provided to each Fund under the Proposed Advisory Agreements and the Proposed Subadvisory Agreement supported the approval of such agreements.

Investment Advisory and Subadvisory Fee Rates and Other Expenses

The Trustees considered the fact that the advisory fee rates payable by each Fund to RiverSource under the Proposed Advisory Agreements are the same as those currently paid by each Fund to Columbia under the Current Advisory Agreements. The Trustees also considered the fact that the subadvisory fee rates under the Proposed Subadvisory Agreement are the same as those currently in effect under the Current Subadvisory Agreement. The Trustees noted that in connection with their October 28, 2009 approval of the Current Advisory Agreements and the Current Subadvisory Agreement, they had concluded, within the context of their overall conclusions regarding each such agreement, that the advisory fees charged to each Fund supported the continuation of the agreement(s) pertaining to that Fund.

The Trustees noted that in certain cases the effective advisory fee rate for a RiverSource fund was lower than the proposed investment advisory fee rate for a Fund with generally similar investment objectives and strategies. The Trustees also noted that RiverSource’s investment advisory fee rates for equity and balanced funds generally are subject to adjustments based on investment performance, whereas the proposed investment advisory fee rates for the Funds, consistent with those in the Current Advisory Agreements, do not reflect performance adjustments. The Trustees considered existing advisory fee breakpoints and RiverSource’s undertaking not to change expense caps previously implemented by Columbia with respect to the Funds without further discussion with the Independent Trustees.

The Trustees received and considered information about the advisory fees charged by RiverSource to institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, RiverSource’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for RiverSource and the additional resources required to manage mutual funds effectively. In evaluating each Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees also considered that for certain Funds, certain administrative services that are provided under the Current Advisory Agreements would not be provided under the Proposed Advisory Agreements, but under a separate administrative services agreement. The Trustees noted that, unlike fees under an advisory agreement, fees under the administrative services agreement could be changed without shareholder approval, although RiverSource had not proposed any increase in such administrative fees and any such increase would require Board approval. The Trustees also noted Ameriprise’s and RiverSource’s covenants regarding compliance with Section 15(f) of the 1940 Act.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected advisory and (for relevant Funds) subadvisory fee rates and expenses of each Fund supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Costs of Services to be Provided and Profitability

The Trustees noted that in connection with their October 28, 2009 approval of the Current Advisory and Subadvisory Agreements, they had concluded, within the context of their overall conclusions regarding each such agreement, that profitability to Columbia and its affiliates of their relationships with each Fund supported the continuation of the agreement(s) pertaining to that Fund. In connection with the integration of the Columbia and RiverSource organizations, the Trustees considered, among other things, RiverSource’s projected annual net expense synergies (reductions in the cost of providing services to the Funds), the timetable over which such synergies are expected to be realized and the extent to which the benefits of any such synergies are expected to be shared with the Funds. The Trustees also considered information provided by RiverSource and the Subadviser regarding their respective financial conditions. The Trustees considered that RiverSource proposes to continue voluntary expense caps currently in effect for the Funds and that RiverSource has undertaken not to change these caps without further discussion with the Independent Trustees. The Trustees noted that the fees under the Proposed Subadvisory Agreement, like those under the Current Subadvisory Agreement, were the product of arm’s-length bargaining between Columbia and the Subadviser. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the expected profitability to RiverSource and its affiliates from its relationship with each Fund, and the profitability to the Subadviser of its relationship with the Subadvised Fund, supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Economies of Scale

The Trustees considered the existence of any anticipated economies of scale in the provision by RiverSource of services to each Fund, to groups of similar Funds and to RiverSource’s investment advisory clients as a whole, and whether those economies of scale were expected to be shared with the Funds. The Trustees considered Ameriprise’s anticipated net expense synergies resulting from the Transaction, and considered the possibility that the Funds might benefit from economies of scale over time as part of the larger, combined fund complex. The Trustees considered how expected synergies and potential economies of scale might benefit the Funds and their shareholders. The Trustees considered the potential impact of the Transaction on the prospects for growth in the sale of shares of the Funds, and noted that the proposed management fee schedules for the Funds generally contain breakpoints that would reduce the fee rate on assets above specified threshold levels. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions, that the extent to which economies of scale were expected to be shared with the Funds supported the approval of the Proposed Advisory Agreements and the Proposed Subadvisory Agreement.

Other Benefits to RiverSource and the Subadviser

The Trustees received and considered information regarding any expected “fall-out” or ancillary benefits to be received by RiverSource and its affiliates or by the Subadviser as a result of their relationships with the Funds, such as the engagement of RiverSource to provide administrative services to the Funds and the engagement of RiverSource’s affiliates to provide distribution and transfer agency services to the Funds. The Trustees considered that the Funds’ distributor, which would be an affiliate of RiverSource, will retain a portion of the distribution fees from the Funds and will receive a portion of the sales charges on sales or redemptions of certain classes of shares of the Funds. The Trustees also considered the benefits of research expected to be made available to RiverSource by reason of brokerage commissions generated by the Funds’ securities transactions, and reviewed information about RiverSource’s practices with respect to allocating portfolio brokerage for brokerage and research services. The Trustees considered the possible conflicts of interest associated with certain fall-out or other ancillary benefits and the reporting, disclosure and other processes that would be in place to disclose and to monitor such possible conflicts of interest. The Trustees recognized that RiverSource’s and the Subadviser’s profitability likely would be somewhat lower without these benefits.

Conclusion

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel and the Fee Consultant, the Trustees, including the Independent Trustees, approved, and recommended that Fund shareholders approve, each Proposed Advisory Agreement and the Proposed Subadvisory Agreement.

Manager of Managers Proposal

The Board considered and approved, and recommends that shareholders approve, the Manager of Managers Proposal. The Board believes that it is in the best interests of each Fund and its shareholders to provide RiverSource with the flexibility to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without the costs and delays associated with holding a shareholder meeting. Most of the current funds of the RiverSource Family of Funds have a policy authorizing RiverSource to enter into and materially amend subadvisory agreements, with the approval of the board of directors/trustees of a fund it manages, but without obtaining shareholder approval. Approval of the Manager of Managers Proposal will conform the Funds’ policies in this respect to the current policy of the funds in the RiverSource Family of Funds.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing Subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Election of Trustees

The shareholders of each Fund are being asked to elect ten of the Trust’s eleven current Trustees to the Board. The Governance Committee of the Board and the full Board have nominated the individuals listed in Proposal 4 for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Under Proposal 4, shareholders are being asked to vote on the Nominees. Pertinent information about each Nominee is set forth below under Proposal 4.

Conditions to Closing and Effectiveness of the Proposals

As set forth in the Purchase Agreement, the Closing is subject to certain terms and conditions, including, among other terms and conditions typical in this type of transaction, the receipt of: (1) approvals needed to transition investment management service responsibilities to Ameriprise and its affiliates with respect to an estimated level of annualized revenue as of the Closing that generally comprises at least 77.5% of the annualized revenue from such services as of June 30, 2009; and (2) approvals by the Board and the boards of trustees of other registered investment companies in the Columbia Funds complex of advisory, administrative and certain other service arrangements. As is noted above, shareholders are NOT being asked to approve the Transaction. However, the effectiveness of Proposals 1, 2 and 3 is contingent on the Closing. In addition to being contingent on the Closing, Proposal 2 for the Subadvised Fund and Proposal 3 for each Fund are contingent on Proposal 1 with respect to that Fund being approved by shareholders.

Proposal 4 is not contingent on the Closing or on the approval of any other Proposal.

Information Regarding RiverSource

RiverSource is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverSource offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of September 30, 2009, RiverSource had approximately $145 billion in assets under management and managed 132 registered funds. RiverSource’s principal offices are located at 50506 Ameriprise Financial Center, Minneapolis, MN 55402. For further information regarding RiverSource, see Appendix B.

Information Regarding the Subadviser

Please see Appendix C for information regarding Nordea.

Affiliated Brokers

Please see Appendix D for information regarding the aggregate amount of commissions paid by each Fund to any affiliated brokers during its most recent fiscal year.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Funds as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary compensation as principal underwriter).

The second condition requires that, during the three-year period immediately following the Closing, at least 75% of the Trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Columbia or RiverSource.

PROPOSAL 1 – APPROVE A NEW INVESTMENT MANAGEMENT SERVICES AGREEMENT

(All Funds)

The Board is recommending the approval of each Proposed Advisory Agreement. As is required by the 1940 Act, each Current Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the completion of the Transaction will result in the assignment of each Fund’s Current Advisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of each Fund are being asked to approve the Proposed Advisory Agreement for their Fund.

The Proposed Advisory Agreements

For each Fund, the Proposed Advisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of that Fund approve the Proposed Advisory Agreement. If the Closing does not take place, the Proposed Advisory Agreements will not become effective, and the Current Advisory Agreements will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved an Interim Advisory Agreement for each Fund with RiverSource, which would become effective for a particular Fund at the Closing only if the Proposed Advisory Agreement for that Fund has not been approved by its shareholders prior to the Closing. Under an Interim Advisory Agreement, RiverSource could serve as investment adviser to a Fund for up to 150 days following the Closing.

Each Current Advisory Agreement was last approved for continuance by the Board, including a majority of the Independent Trustees, on October 28, 2009. The date on which each Fund’s Current Advisory Agreement was last approved by shareholders is provided in Appendix E.

Information about the fee rates payable by each Fund under the Current Advisory Agreements and the Proposed Advisory Agreements is provided in Appendix G. Amounts paid by each Fund to Columbia, or to an affiliate of Columbia, during the Fund’s last fiscal year are set forth in Appendix H.

Description of the Proposed and Current Advisory Agreements

Set forth below is a general description of terms of the Proposed Advisory Agreements and a general comparison of the terms of the Proposed Advisory Agreements with those of the seven forms of Current Advisory Agreements. As indicated in Appendix F-1, the Proposed Advisory Agreement for CMG Ultra Short Term Bond Fund (the “CMG Fund”) varies from the form of Proposed Advisory Agreement for the other Funds in that it provides for continuation of that Fund’s unified fee arrangement (pursuant to which the CMG Fund would pay an investment advisory fee to RiverSource and RiverSource would bear all expenses of the CMG Fund other than Independent Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the CMG Fund). A copy of the form of the Proposed Advisory Agreements is attached as Appendix F-1 to this Joint Proxy Statement. A more detailed comparison of the terms of each form of Current Advisory Agreement with the form of the Proposed Advisory Agreements is contained in Appendix F-2. Shareholders are encouraged to refer to Appendices F-1 and F-2 for additional information regarding the terms of the Proposed Advisory Agreement and the Current Advisory Agreements.

Fees. There is no change in the fee rates payable by any Fund under its Proposed Advisory Agreement. Under the Proposed Advisory Agreements and Current Advisory Agreements, each Fund pays as full compensation for the services provided a monthly fee computed based on the net assets of the Fund. The schedules of fee rates for each Fund under its Current Advisory Agreement are set forth in Appendix G to this Joint Proxy Statement. Amounts paid by each Fund to Columbia during the Fund’s last fiscal year are set forth in Appendix H to this Joint Proxy Statement. RiverSource has agreed that it will not change the voluntary management fee waiver arrangements currently in place for the Funds without first discussing any such changes with the Board. These voluntary arrangements may be revised or discontinued at any time. The Proposed Advisory Agreements provide that the fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis.

Investment Advisory Services. Notwithstanding differences in the specific language used to describe the services provided under the various Current Advisory Agreements, RiverSource proposes to provide substantially the same investment advisory services to each Fund as currently provided by Columbia, except any changes necessitated by any differences in the Funds’ investment objectives, strategies and/or restrictions. The Proposed Advisory Agreements adopt a single, uniform description of the services to be provided to the Funds by RiverSource, and focus specifically on investment advisory services. All services that are administrative in nature are addressed separately in the new form of administrative services agreement (including some that were previously provided under certain of the Current Advisory Agreements), which is discussed in more detail below. The Proposed Advisory Agreements generally provide that, subject to oversight by the Board and the authorized officers of a Fund, RiverSource will furnish the Fund continuously with investment advice; determine, consistent with each Fund’s investment objectives, strategies and policies, which investments shall be purchased, held or sold, and execute or cause the execution of purchase or sell orders; recommend changes to investment objectives, strategies and policies to the Board; perform investment research and prepare and make available to each Fund research and statistical data in connection therewith; and furnish all other services of whatever nature that the adviser from time to time reasonably determines to be necessary or useful in connection with the investment management of each Fund. In selecting broker-dealers for execution, RiverSource will seek best execution and, except where otherwise directed by the Board, may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. The Proposed Advisory Agreements also authorize RiverSource to execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that RiverSource determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or RiverSource’s overall responsibilities with respect to a Fund and other clients for which it acts as investment adviser, to the extent consistent with applicable law.

The Proposed Advisory Agreements provide that RiverSource will vote proxies and provide or withhold consents (or provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents) with respect to the issuers of securities in which a Fund invests, as directed by the Board; and that it will maintain all required records relating to the management of the assets for each Fund, including with respect to the acquisition or disposition of securities.

The Proposed Advisory Agreements also provide that RiverSource may, at its own expense, subcontract for certain of the services to be provided thereunder (including with RiverSource’s affiliates). The Proposed Advisory Agreements provide that the quality and scope of services required to be provided under the Proposed Advisory Agreements shall not be diminished as a result of subcontracting its services. Certain of the Current Advisory Agreements provide that the adviser remains fully responsible for all services of any third parties in accordance with and to the extent provided by the Current Advisory Agreements. Certain of the Current Advisory Agreements provide that retention of a sub-adviser shall not reduce the responsibilities or obligations of the adviser under the Current Advisory Agreement and that the adviser is responsible to the fund for all acts or omissions of any sub-adviser in connection with the performance of the adviser’s duties. The Proposed Advisory Agreements also provide that, in the event RiverSource subcontracts with another party for some or all of such investment management services with respect to a Fund in reliance on RiverSource’s “manager-of-managers” exemptive order (see Proposal 3 below), RiverSource will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

Administrative Services. The Current Advisory Agreements for some of the Funds provide that Columbia will provide certain administrative services to the Funds. In contrast, the Proposed Advisory Agreements do not require RiverSource to provide administrative services. Instead, RiverSource will enter into a separate administrative services agreement in respect of each Fund under which it will provide, all of the administrative services provided by Columbia under the Current Advisory Agreements or current administrative services agreements, as applicable, at the same fee rates charged by Columbia under the current administrative services agreements. However, administrative services agreements, unlike advisory agreements, may be amended, including to increase the fees payable thereunder, by the Board without stockholder approval. Although RiverSource has not proposed any such increase, RiverSource has indicated that it reserves its right to propose such an increase to the Board in the future.

Payment of Expenses. Each Current Advisory Agreement describes somewhat differently the allocation of expenses between Columbia and the applicable Fund. For example, certain forms of investment advisory agreement state specifically only the expenses that Columbia will bear, while other forms of investment advisory agreement also state specifically the expenses that the applicable Fund will bear, while others are silent regarding the allocation of expenses. The Proposed Advisory Agreements (other than for the CMG Fund) state specifically that RiverSource will (a) furnish at its expense the office space, supplies, facilities and equipment that are required to render services under the Proposed Advisory Agreement and (b) pay the compensation of the Trustees or officers of each Fund who are directors, officers or employees of RiverSource (except where the Board has approved payment by a Fund of such compensation (e.g., for a Fund’s chief compliance officer)). The Proposed Advisory Agreements also state specifically that RiverSource is not required to pay any other operating expenses incurred in connection with the organization or operation of any Fund.

The Proposed Advisory Agreement for the CMG Fund provides that the adviser will pay all operating costs and expenses of the Fund (other than the following: disinterested Trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund).

Limitation on Liability. Each Fund’s Current Advisory Agreement states that Columbia is not liable for losses to the Fund in the absence of willful misfeasance, bad faith, gross negligence or the reckless disregard of duties. Under the Proposed Advisory Agreement for each Fund, neither RiverSource, nor any of its directors, officers, partners, principals, employees, or agents, is liable for any loss suffered by the Fund or its stockholders in the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties. The Proposed Advisory Agreement would thus hold RiverSource to a higher standard of care than the Current Advisory Agreement – “simple” negligence, rather than gross negligence.

Duration and Termination. The Proposed Advisory Agreement in respect of a Fund will have an initial term of two years from its execution date and thereafter will continue from year to year until terminated by either party if specifically approved at least annually by the Board or by a vote of the majority of the outstanding shares of the Fund and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. Each Current Advisory Agreement provides that such agreement continues from year to year after the effective date thereof if such continuance is approved in the manner required by the 1940 Act – i.e., is subject to annual approval.

Required Vote and Recommendation

Approval of each Proposed Advisory Agreement on behalf of a Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 1.

At a meeting held on December 17, 2009, the Board approved the Proposed Advisory Agreements in respect of each Fund and voted to present the Proposed Advisory Agreements for shareholder approval.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT FOR YOUR FUND.

PROPOSAL 2 – APPROVE A NEW SUBADVISORY AGREEMENT

(Subadvised Fund)

Shareholders of the Subadvised Fund, Columbia Liberty Fund, are being asked to approve a Proposed Subadvisory Agreement with the Subadviser, Nordea.

The Board is recommending the approval of the Proposed Subadvisory Agreement for the Subadvised Fund. As is required by the 1940 Act, the Current Subadvisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, the Closing will result in the assignment of the Subadvised Fund’s Current Subadvisory Agreement, and in its automatic termination. Therefore, as is described below, shareholders of the Subadvised Fund are being asked to approve a Proposed Subadvisory Agreement for their Fund to assure continuity of subadvisory services by the Subadviser, the same entity that currently subadvises the Fund.

The Proposed Subadvisory Agreement

For the Subadvised Fund, the Proposed Subadvisory Agreement will become effective as of the later of (i) the Closing or (ii) the date shareholders of the Subadvised Fund approve the Proposed Subadvisory Agreement, provided that, in each case, the Proposed Advisory Agreement for the Subadvised Fund has been approved. If the Closing does not take place, the Proposed Subadvisory Agreement will not become effective, and the Current Subadvisory Agreement will continue in effect. As is discussed in greater detail above under “General Overview – The Interim Advisory and Subadvisory Agreements”, the Trustees have approved an Interim Subadvisory Agreement with the Subadviser. The Interim Subadvisory Agreement for the Subadvised Fund would be effective at the Closing only if the Proposed Subadvisory Agreement for the Subadvised Fund has not been approved by its shareholders prior to the Closing. Under the Interim Subadvisory Agreement, the Subadviser could serve as subadviser to the Subadvised Fund for up to 150 days following the Closing.

The Current Subadvisory Agreement was last approved for continuance by Trustees, including a majority of the Independent Trustees, on October 29, 2009. The date on which the Subadvised Fund’s Current Subadvisory Agreement was last approved by shareholders is provided in Appendix E.

Information about the fee rates payable under the Current Subadvisory Agreement and the Proposed Subadvisory Agreement is provided in Appendix G. The Subadvised Fund paid no amounts to the Subadviser or its affiliates during the Fund’s last fiscal year as these amounts were paid by Columbia.

Description of the Proposed and Current Subadvisory Agreements

The Proposed Subadvisory Agreement with respect to the Subadvised Fund is substantially identical to the Current Subadvisory Agreement, except with respect to the date, the term, and the identity of the investment adviser. Set forth below is a general description of terms of the Proposed Subadvisory Agreement. A copy of the form of the Proposed Subadvisory Agreement is attached as Appendix F-3 to this Joint Proxy Statement. Shareholders are encouraged to refer to Appendix F-3.

Fees. The Subadvised Fund does not pay any fees under the Proposed Subadvisory Agreement. The fee rates payable by RiverSource under the Proposed Subadvisory Agreement are identical to those payable by Columbia under the Current Subadvisory Agreement. Under both the Current and the Proposed Subdvisory Agreements, the adviser pays the Subadviser compensation, computed and paid monthly in arrears at an annual rate of 0.40% of the average daily net asset value of the portion of the Subadvised Fund’s assets under management by the Subadviser.

Subadvisory Services. Under both the Current and the Proposed Subadvisory Agreement, the Subadviser will, subject to the supervision of the Board and RiverSource: (a) manage the investment of a portion of the assets of the Subadvised Fund, as determined by RiverSource, in accordance with the Subadvised Fund’s investment objectives, policies and limitations as stated in the Subadvised Fund’s then current Prospectus and Statement of Additional Information, and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Subadvised Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Subadvised Fund; and (e) report results to the Board. Both the Current and the Proposed Subadvisory Agreement also provide that the Subadviser shall furnish to the Board or the adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Subadvised Fund, as required by applicable law or as otherwise requested from time to time by the Board or the adviser, and such additional information, reports, evaluations, analyses and opinions as the Board or the adviser may request from time to time.

Payment of Expenses. Under both the Current and the Proposed Subadvisory Agreement, the Subadviser will pay its expenses incurred in performing its subadvisory duties. Neither the Trust nor the Subadvised Fund shall be liable to the Subadviser for its compensation. Both the Current and the Proposed Subadvisory Agreement provide that, for the purpose of determining fees payable to the Subadviser, the value of the Subadvised Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement of Additional Information of the Subadvised Fund.

Limitation on Liability. Under both the Current and the Proposed Subadvisory Agreement, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Subadvised Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Subadvised Fund, may enforce any obligations of the Subadviser under both the Current and Proposed Subadvisory Agreement and may recover directly from the Subadviser for any liability it may have to the Subadvised Fund.

Duration and Termination. The Proposed Subadvisory Agreement will have an initial term of two years from its effective date and will continue from year to year thereafter only so long as its continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Subadvised Fund. It may be terminated at any time without penalty on sixty days’ written notice to the Subadviser by vote of the Board, by vote of a majority of the outstanding voting securities of the Subadvised Fund, or by RiverSource. The Proposed Subadvisory Agreement also may be terminated at any time without penalty by the Subadviser on ninety days’ written notice to RiverSource and the Trust, and shall automatically terminate in the event of its assignment or in the event that the Subadvised Fund’s advisory agreement shall have terminated for any reason.

Required Vote and Recommendation

Approval of the Proposed Subadvisory Agreement on behalf of the Subadvised Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of the Fund vote together as a single class on this Proposal 2.

At a meeting held on December 17, 2009, the Board of the Subadvised Fund approved the Proposed Subadvisory Agreement in respect of that Fund and voted to present the Proposed Subadvisory Agreement for shareholder approval.

In addition to being contingent on the Closing, Proposal 2 is contingent on the approval of Proposal 1 by shareholders of the Subadvised Fund.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE PROPOSED SUBADVISORY AGREEMENT.

PROPOSAL 3 – APPROVE THE MANAGER OF MANAGERS PROPOSAL

(All Funds)

The Board has approved, and recommends that shareholders approve, a proposal authorizing RiverSource to enter into and materially amend subadvisory agreements in the future with subadvisers that are not affiliated persons of RiverSource, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements with a subadviser. Shareholder approval also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in shareholders’ best interests if the Board represents their interests in approving or rejecting recommendations made by RiverSource regarding subadvisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. This approach also will align the policies of the Funds with respect to the ability to implement subadvisory changes with those of most of the funds currently managed by RiverSource.

SEC Exemptive Order. On July 16, 2002, the SEC granted an order exempting Ameriprise from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits RiverSource to hire new subadvisers, to rehire existing subadvisers that have experienced a change in control and to amend subadvisory agreements, with the approval of the board of the affected fund, but without the approval of shareholders, provided shareholders approve RiverSource’s authority to take such action. The SEC Exemptive Order is available to all funds advised by RiverSource, which would include, if Proposal 1 is approved and implemented, the Funds.

Under the SEC Exemptive Order, the affected funds and RiverSource are subject to several conditions imposed by the SEC to ensure that the interests of the funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new subadviser, a fund will provide shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the Funds to RiverSource.

The SEC Exemptive Order would be available in the following situations, among others, if the Manager of Managers Proposal is approved:

•	RiverSource recommends that a Fund’s day-to-day management be diversified by adding another subadviser;

•	RiverSource recommends that a subadviser be removed because of performance issues and be replaced with a different subadviser; or

•	There is a change of control of a subadviser.

Board Considerations Regarding Approval of the Manager of Managers Proposal

The Board believes that it is in the best interest of the Funds and their shareholders to afford RiverSource the flexibility to provide investment advisory services to each Fund through one or more subadvisers that have particular expertise in the type of investments in which a Fund invests.

As is described above, without the ability to utilize the SEC Exemptive Order, in order for RiverSource to appoint a new subadviser or modify a subadvisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, RiverSource would be able to act more quickly to appoint a new subadviser if and when the Board and RiverSource believe that the appointment would benefit the Fund. The Board believes that granting RiverSource (subject to review and approval by the Board) maximum flexibility to select subadvisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of subadvisers in RiverSource (subject to review and approval by the Board) in light of RiverSource’s investment advisory expertise and its experience in selecting subadvisers. The Board believes that if in the future it becomes appropriate to add or change a subadviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Although no changes to the Subadvised Fund’s existing subadvisory arrangement are being recommended in connection with the Transaction, RiverSource expects to evaluate this relationship in the broader context of its manager of managers/subadviser program, including evaluating the capabilities of the existing Subadviser relative to the capabilities of other possible subadvisers and the enhanced capabilities of RiverSource assuming the Closing occurs. If that evaluation results in a recommendation to change such subadvisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s subadvisory arrangements to seek to ensure that shareholders’ interests are protected whenever RiverSource selects a subadviser or modifies a subadvisory agreement. The Board will continue to evaluate and to approve all proposed subadvisory agreements, as well as any proposed modifications to existing subadvisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. As with each Fund’s investment management services agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Required Vote and Recommendation

Approval of the Manager of Managers Proposal for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which for this purpose means the affirmative vote of the lesser of (a) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. All shares of a Fund vote together as a single class on this Proposal 3.

At a meeting held on December 17, 2009, the Board of each Fund voted to present the Manager of Managers Proposal for shareholder approval.

In addition to being contingent on the Closing, this Proposal 3 for a Fund is contingent on Proposal 1 with respect to that Fund being approved by shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE MANAGER OF MANAGERS PROPOSAL.

PROPOSAL 4 – ELECTION OF TRUSTEES

(All Funds)

The shareholders of the Trust are being asked to elect Trustees pursuant to a voluntary undertaking by the Funds in connection with the SEC’s Order in the Matter of Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc., dated February 9, 2005 (the “SEC Order”) that, commencing in 2005, certain funds advised by Columbia would hold a shareholder meeting at least every fifth calendar year to elect their board of trustees. Although the Trust is not a party to the SEC Order, it voluntarily adheres to certain governance measures designed to maintain the independence of the Board, including holding a meeting of shareholders to elect trustees at least every five years. The Governance Committee of the Board, and the full Board, have nominated the individuals listed below for election to the Board, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each Nominee currently serves as a Trustee of the Trust.

At a meeting held on December 7, 2009, the Governance Committee (by action of its members who are Independent Trustees) nominated the Independent Nominees (defined below). In addition, at a meeting held on December 8, 2009, the Independent Trustees received, accepted and endorsed the nominations presented by the Governance Committee and voted to present each of the Independent Nominees to shareholders for election as Trustees. At the meeting held on December 8, 2009, the Board nominated the Interested Nominee (defined below) and voted to present the Interested Nominee to shareholders for election as a Trustee. The Board currently has no reason to believe that any Nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other Nominees as the Governance Committee and/or the Board may select.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Nominees”). The Independent Nominees are John D. Collins, Rodman L. Drake, Douglas A. Hacker, Janet Langford Kelly, Charles R. Nelson, John J. Neuhauser, Jonathan Piel, Patrick J. Simpson and Anne-Lee Verville.

The Funds currently treat William E. Mayer (the “Interested Nominee”) as an “interested person” of the Funds because he serves as a director of WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised by Columbia.

If the Nominees are elected by shareholders, at least 75% of the Trustees will continue to be Independent Trustees. Under the Trust’s current policy, each Trustee will retire at the conclusion of the next regularly scheduled meeting following the Trustee’s seventy-second birthday.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Independent Nominees:

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Independent Nominees John D. Collins 71 Trustee	2007	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999	66	Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P. (propane marketing and distribution); and Montpelier Re (insurance underwriting firm)

Rodman L. Drake 66 Trustee and Chairman of the Board	2007	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001	66	Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal River Capital, Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker 54 Trustee	1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	66	Nash Finch Company (food distributor); and Aircastle Limited (aircraft leasing)

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Janet Langford Kelly 52 Trustee	1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004	66	None

Charles R. Nelson 67 Trustee	1981	Professor of Economics, University of Washington since January 1976; Ford and Louisa University of Washington Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington since September 1980; Associate Editor, Journal of Money Credit and Banking from September 1993 to 2008; consultant on econometric and statistical matters	66	None

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
John J. Neuhauser 66 Trustee	1985	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005	66	Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel 71 Trustee	2007

Cable television producer

and web site designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc. from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); Member Advisory Board, Mount Sinai Children’s Environmental Health Center, New York

			66	None

Patrick J. Simpson 65 Trustee	2000	Partner, Perkins Coie L.L.P. (law firm)	66	None

Name, Age, Position Held with the Trust and Address(1)	Year First Appointed or Elected to a Board in the Columbia Funds Complex	Principal Occupation(s) During the Past Five Years	Number of Funds in the Columbia Funds Complex Overseen	Other Directorships Held by Trustee
Anne-Lee Verville 64 Trustee	1998	Retired since 1997 (formerly General Manager, General Education Industry, from 1994 to 1997, President—Application Systems Division from 1991 to 1994, Chief Financial Officer—US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology))	66	None

Interested Nominee:

William E. Mayer(2) 69 Trustee	1994	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997	66	Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider); and BlackRock Kelso Capital Corporation (investment company)

(1)	The address of each Nominee is c/o Columbia Management Advisors, LLC, One Financial Center, Boston, MA 02111.
(2)

The Funds currently treat Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of WR Hambrecht + Co. WR Hambrecht + Co. is a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised by Columbia.

Current Status of Trustees

Mses. Kelly and Verville and Messrs. Hacker, Mayer, Nelson, Neuhauser, Simpson and Thomas C. Theobald were elected by shareholders most recently in 2005. Messrs. Collins, Drake and Piel were appointed by the Board in 2007. Together, such Trustees comprise the entire Board. All but Mr. Theobald are standing for election at the Meeting and have agreed to continue to serve if elected. The Board met on thirteen occasions during the calendar year ended December 31, 2009.

Beneficial Ownership of Shares of Each Fund

Appendix I to this Joint Proxy Statement provides information, as of October 31, 2009, about the beneficial ownership by the Nominees of equity securities of each Fund.

Current Committees of the Board

The Trust has several standing committees, including the Audit Committee, the Governance Committee, the Advisory Fees & Expenses Committee, the Compliance Committee and the Investment Oversight Committees.

Ms. Verville and Messrs. Collins, Hacker and Nelson are members of the Audit Committee. The Audit Committee’s functions include making recommendations to the Board regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records and the internal accounting controls of the Funds and certain service providers. The Audit Committee met on seven occasions during the calendar year ended December 31, 2009.

Messrs. Drake, Hacker, Mayer, Simpson and Theobald are members of the Governance Committee. The Governance Committee’s functions include recommending to the Board nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees’ duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the adviser. Messrs. Drake, Hacker, Simpson and Theobald are Independent Trustees (the “Governance Committee Independent Trustees”) and participate in the consideration, selection and nomination of Trustees. The Funds currently treat Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Funds.

The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to the Board may send information regarding prospective candidates to the Governance Committee, in care of the Trust, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an “interested person” under the 1940 Act and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of the Trust is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Trustees. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an “interested person” under the 1940 Act. The Governance Committee Independent Trustees also consider whether a prospective candidate’s workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

The Governance Committee has a charter, which is provided in Appendix J. The Governance Committee’s charter is not available on the Funds’ website.

The Governance Committee met on six occasions during the calendar year ended December 31, 2009.

Ms. Kelly and Messrs. Hacker, Mayer, Nelson, Neuhauser and Piel are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee’s functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and as to any other contracts that may be referred to the Advisory Fees & Expenses Committee by the Board. The Advisory Fees & Expenses Committee met on eight occasions during the calendar year ended December 31, 2009.

Mses. Kelly and Verville and Messrs. Nelson and Simpson are members of the Compliance Committee. The Compliance Committee’s functions include providing oversight of the compliance monitoring processes and controls regarding the Funds. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the adviser, distributor and transfer agent. The Compliance Committee met on eight occasions during the calendar year ended December 31, 2009.

Each Trustee also serves on an Investment Oversight Committee (IOC). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Funds Complex and gives particular consideration to such matters as each Fund’s adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year, as each did for the calendar year ended December, 2009. The below are members of the respective IOCs and the general categories of funds in the Columbia Funds Complex which they review. These asset categories may be reallocated among the IOCs from time to time.

IOC #1: Mr. Neuhauser and Ms. Verville are responsible for reviewing funds in the following asset categories: Global Stock, International Stock, Large Growth, Mid Value, Fixed Income — Core and Municipal.

IOC #2: Messrs. Collins, Hacker and Mayer are responsible for reviewing funds in the following asset categories: Large Value, Small Growth, Specialty, Fixed Income — High Yield, Multi-Sector and Municipal.

IOC #3: Messrs. Piel and Theobald and Ms. Kelly are responsible for reviewing funds in the following asset categories: Asset Allocation, Index, Large Value, Mid Value, Small Core, Small Value, Money Market, Fixed Income — Municipal and Short Duration.

IOC #4: Messrs. Drake, Nelson and Simpson are responsible for reviewing funds in the following asset categories: Asset Allocation, Large Blend, Mid Growth, Multi Blend, Small Growth, Specialty, Fixed Income — Core, Municipal and Short Duration.

Procedures for Communications to the Board

Shareholders who want to communicate with the Board or an individual Trustee must send written communications to c/o The Secretary of Columbia Funds Series Trust I, One Financial Center, Boston, MA 02111, addressed to the Board of Trustees of the Fund or the individual Trustee. The Secretary may determine not to forward to the Board any letter that does not relate to the business of a Fund.

Executive Officers of the Funds

Information about the executive officers of the Funds is included in Appendix K to this Joint Proxy Statement.

Remuneration for Trustees and Officers

No Trustee is an employee of Columbia, RiverSource or their affiliates. Each Trustee receives an annual retainer fee of $100,000. The Board chair, the Audit Committee chair, the Advisory Fees & Expenses Committee chair and each other committee chair receive an additional annual retainer of $100,000, $20,000, $15,000 and $10,000, respectively. Each Trustee also receives a fee for each Board or committee meeting attended. Trustees receive a fee of $10,500 per meeting for attending an in-person Board meeting, a fee of $2,500 per meeting for attending an in-person committee meeting (the Audit Committee chair receives $3,000 per meeting) and a fee of $1,500 for attending a special telephonic Board or committee meeting. Trustees also are reimbursed for the expenses of attending meetings.

Total fees paid by each Fund to the current Trustees for the Fund’s last fiscal year are outlined in Appendix L to this Joint Proxy Statement.

Columbia pays all salaries of officers of the Trust, except for the Fund’s Chief Compliance Officer, a portion of whose salary is paid by the Trust.

Required Vote and Recommendation

Election of Trustees requires the vote of a plurality of the votes cast at the Meeting by or on behalf of shareholders of the Trust, at which a quorum is present or represented by proxy.

Effectiveness of this Proposal 4 is not contingent on the Closing or on the approval of any other Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

OTHER INFORMATION

Current Service Providers

Columbia, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser and administrator of the Funds. Columbia Management Distributors, Inc., also located at One Financial Center, Boston, Massachusetts 02111, serves as the principal underwriter of the Funds.

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Joint Proxy Statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

Annual Meetings and Shareholder Proposals

The Trust does not hold annual meetings of shareholders, but may from time to time schedule special meetings. The SEC Order contemplates that the Board will call meetings of shareholders at least every five years, at which shareholders will be asked to elect Trustees.

To be considered for inclusion in the proxy statement, shareholder submissions must be received a reasonable time before the Fund prints and mails its proxy statement. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws. Shareholders may submit proposals in writing c/o The Secretary of Columbia Funds Series Trust I, One Financial Center, Boston, Massachusetts 02111-2621.

Principal Shareholders

Appendix M to this Joint Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the outstanding shares of any class of any Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to be a “control person” (as defined in the 1940 Act) of such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each class of each Fund’s outstanding shares as of the Record Date.

Expenses and Solicitation Activities

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid separately by BAC and Ameriprise pursuant to the terms of the Purchase Agreement, and not by the Funds. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Trustees, officers and employees of the Trust, Columbia and certain of its affiliates and RiverSource and certain of its affiliates, and BAC and Ameriprise may reimburse persons holding shares in their names or the names of their nominees for their expenses in sending solicitation material to their beneficial owners. Computershare Fund Services (“Computershare”), which is located at 280 Oser Avenue, Hauppauge, NY 11788, has been engaged to assist in soliciting at an estimated cost of approximately $1,416,025, which will be paid by BAC and Ameriprise. The agreement with Computershare provides for indemnification of Computershare in certain circumstances and requires Computershare to keep certain information confidential.

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Funds who share a common address and who have not opted out of the householding process should receive a single copy of the Joint Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Joint Proxy Statement, you may elect to household in the future; if you received a single copy of the Joint Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Joint Proxy Statement by writing to the appropriate Fund at the following address: One Financial Center, Boston, Massachusetts 02111.

Shareholder Reports

The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Each Fund will furnish, without charge, a copy of its most recent annual report and, if available, its most recent semiannual report subsequent to such annual report, to its shareholders on request. Additional copies of any of these documents are available by writing Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081, by calling (800) 708-7953 or by visiting the Columbia Funds’ website at www.columbiafunds.com. All of these documents also are filed with the SEC and available on the SEC’s website at www.sec.gov.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TELEPHONE AND INTERNET VOTING IS AVAILABLE.

By order of the Board of Trustees,

James R. Bordewick, Jr.,
Secretary

It is important that you authorize proxies promptly. All shareholders, including those who expect to attend the Meeting in person, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

APPENDIX A

Shares Outstanding

As of the Record Date, each Fund had outstanding the following number of shares of the classes indicated below.

Fund	Class A	Class B	Class C	Class R	Class T	Class Y	Class Z	Total
CMG Ultra Short Term Bond Fund	—	—	—	—	—	—	—	101,945,378.023
Columbia Asset Allocation Fund	645,802.449	292,311.421	111,980.074	—	8,890,287.607	—	7,502,893.866	17,443,275.417
Columbia Balanced Fund	1,166,057.702	304,107.238	660,982.102	—	—	—	8,657,330.762	10,788,477.804
Columbia Blended Equity Fund	10,833.535	—	8,956.581	—	—	—	7,106,451.322	7,126,241.438
Columbia Bond Fund	1,639,243.152	—	202,415.864	—	—	1,656,272.181	64,084,507.089	67,582,438.286
Columbia California Tax-Exempt Fund	36,047,329.224	671,638.292	4,039,067.875	—	—	—	13,739,261.823	54,497,297.214
Columbia Connecticut Intermediate Municipal Bond Fund	1,024,869.094	175,449.820	759,752.499	—	1,578,000.760	—	19,115,361.621	22,653,433.794
Columbia Connecticut Tax-Exempt Fund	10,020,325.272	813,181.453	1,641,530.990	—	—	—	—	12,475,037.715
Columbia Conservative High Yield Fund	11,428,936.312	3,776,823.509	4,150,762.146	—	—	2,708,627.561	58,643,024.168	80,708,173.696
Columbia Contrarian Core Fund	3,740,715.211	321,614.886	955,721.871	—	9,812,173.313	—	22,501,587.924	37,331,813.205
Columbia Core Bond Fund	5,246,331.940	1,079,580.628	1,007,517.574	—	1,740,834.739	—	135,957,263.198	145,031,528.079
Columbia Disciplined Value Fund	1,055,931.188	233,509.242	304,307.401	—	7,484,082.730	—	20,032,926.522	29,110,757.083
Columbia Dividend Income Fund	48,191,856.546	2,351,002.850	5,178,896.112	84,232.767	6,732,404.934	—	101,823,739.534	164,362,132.743
Columbia Emerging Markets Fund	613,296.512	—	117,752.985	—	—	—	35,524,294.208	36,255,343.705
Columbia Energy and Natural Resources Fund	2,350,921.855	—	731,901.955	—	—	—	29,261,998.045	32,344,821.855
Columbia Federal Securities Fund	46,855,084.165	1,964,243.143	1,213,918.767	—	—	—	6,703,124.693	56,736,370.768
Columbia Greater China Fund	2,786,840.583	401,199.098	857,782.099	—	—	—	1,030,910.818	5,076,732.598
Columbia High Yield Municipal Fund	7,281,842.255	746,461.574	960,865.009	—	—	—	66,327,353.751	75,316,522.589
Columbia High Yield Opportunity Fund	50,531,004.609	5,426,588.633	3,539,820.205	—	—	—	31,817,195.753	91,314,609.200
Columbia Income Fund	9,116,699.171	763,351.004	1,239,659.826	—	—	—	46,761,334.264	57,881,044.265
Columbia Intermediate Bond Fund	18,597,188.469	3,931,429.851	3,638,263.802	200,188.431	—	—	218,535,340.247	244,902,410.800
Columbia Intermediate Municipal Bond Fund	8,394,240.748	480,423.942	1,681,965.858	—	1,010,447.263	—	232,165,908.071	243,732,985.882
Columbia International Bond Fund	87,914.927	—	14,707.274	—	—	—	1,354,892.488	1,457,514.689
Columbia International Growth Fund	31,814.229	—	21,323.047	—	—	—	13,858,758.673	13,911,895.949
Columbia International Stock Fund	13,361,546.085	543,993.806	1,117,286.328	—	—	2,654,248.303	30,705,919.716	48,382,994.238
Columbia Large Cap Growth Fund[1]	7,658,978.951	1,258,434.502	958,289.432	—	7,639,757.524	881,009.595	47,617,551.119	66,722,813.189
Columbia Liberty Fund	48,435,369.885	1,526,665.625	582,843.070	—	—	—	117,552.090	50,662,430.670
Columbia Massachusetts Intermediate Municipal Bond Fund	1,558,030.387	105,631.241	825,745.546	—	3,706,494.710	—	26,569,744.868	32,765,646.752
Columbia Massachusetts Tax-Exempt Fund	15,768,225.668	775,276.717	1,356,158.862	—	—	—	—	17,899,661.247
Columbia Mid Cap Core Fund	54,892.522	—	16,955.799	102,816.943	—	—	5,323,065.821	5,497,731.085
Columbia Mid Cap Growth Fund	3,037,269.365	434,362.047	543,778.669	206,119.382	1,041,970.727	89,369.749	51,616,891.582	56,969,761.521
Columbia New Jersey Intermediate Municipal Bond Fund	504,275.347	110,561.431	476,630.969	—	369,404.530	—	6,447,321.480	7,908,193.757
Columbia New York Intermediate Municipal Bond Fund	803,739.026	107,335.992	573,958.224	—	959,250.543	—	24,756,076.726	27,200,360.511

Fund	Class A	Class B	Class C	Class R	Class T	Class Y	Class Z	Total
Columbia New York Tax-Exempt Fund	7,108,304.094	1,048,699.088	1,293,337.273	—	—	—	—	9,450,340.455
Columbia Oregon Intermediate Municipal Bond Fund	1,441,564.848	36,137.303	1,070,840.548	—	—	—	34,644,953.857	37,193,496.556
Columbia Pacific/Asia Fund	110,797.182	—	57,331.598	—	—	—	3,634,554.836	3,802,683.616
Columbia Real Estate Equity Fund	1,811,694.843	335,075.007	450,023.223	—	—	—	27,137,724.692	29,734,517.765
Columbia Rhode Island Intermediate Municipal Bond Fund	196,559.900	25,382.549	132,633.469	—	787,923.878	—	8,298,940.273	9,441,440.069
Columbia Select Large Cap Growth Fund	43,074,541.127	—	273,597.518	31,772.453	—	—	139,871,760.226	183,251,671.324
Columbia Select Opportunities Fund	122,502.129	—	25,530.473	—	—	—	11,574,181.420	11,722,214.022
Columbia Select Small Cap Fund	1,030,238.076	—	62,584.865	654,488.654	—	—	40,104,195.247	41,851,506.842
Columbia Short-Intermediate Bond Fund	381,792.831	—	202,346.520	—	—	—	51,377,118.528	51,961,257.879
Columbia Small Cap Core Fund	7,773,071.416	1,610,114.846	1,757,291.645	—	6,406,882.098	—	29,963,341.792	47,510,701.797
Columbia Small Cap Value Fund I	16,170,461.614	1,025,644.749	1,698,355.384	—	—	31,874.479	16,334,695.794	35,261,032.020
Columbia Small Cap Growth Fund I	2,588,650.746	126,278.761	534,727.869	—	—	677,177.038	26,456,514.611	30,383,349.025
Columbia Strategic Income Fund	178,939,696.261	18,969,903.339	34,419,579.387	—	—	—	131,452,002.448	363,781,181.435
Columbia Strategic Investor Fund	10,389,402.038	1,646,596.433	1,276,558.694	—	—	640,980.483	36,358,140.629	50,311,678.277
Columbia Tax-Exempt Fund	103,963,186.285	931,415.724	2,598,471.279	—	—	—	63,623,004.877	171,116,078.165
Columbia Technology Fund	9,791,130.980	854,473.473	3,056,590.775	—	—	—	19,666,333.077	33,368,528.305
Columbia U.S. Treasury Index Fund	4,630,408.677	554,657.241	2,006,033.871	—	—	—	25,354,635.373	32,545,735.162
Columbia Value and Restructuring Fund	6,459,823.305	—	1,691,306.326	1,318,509.607	—	—	157,043,763.994	166,513,403.232
Columbia World Equity Fund	4,696,606.160	107,062.645	81,601.597	—	—	—	—	4,885,270.402

[1]	As of the Record Date, Columbia Large Cap Growth Fund had outstanding 688,576.313 shares of Class E and 20,215.753 of shares of Class F.

Number of Votes to which Each Class is Entitled

As of the Record Date, each class of each Fund is entitled to the following number of votes:

Fund	Class A	Class B	Class C	Class R	Class T	Class Y	Class Z	Total
CMG Ultra Short Term Bond Fund	—	—	—	—	—	—	—	933,819,662.69
Columbia Asset Allocation Fund	8,292,103.45	3,750,355.53	1,436,704.35	—	114,151,292.87	—	96,712,301.93	224,342,758.13
Columbia Balanced Fund	27,822,136.77	7,249,916.55	15,764,423.13	—	—	—	206,217,618.75	257,054,095.20
Columbia Blended Equity Fund	236,821.08	—	195,253.47	—	—	—	155,275,961.39	155,708,035.94
Columbia Bond Fund	15,113,821.86	—	1,866,274.27	—	—	15,287,392.23	590,859,155.36	623,126,643.72
Columbia California Tax-Exempt Fund	263,145,503.34	4,902,959.53	29,485,195.49	—	—	—	100,296,611.31	397,830,269.67
Columbia Connecticut Intermediate Municipal Bond Fund	11,048,088.83	1,891,349.06	8,190,131.94	—	17,010,848.19	—	206,063,598.27	244,204,016.29
Columbia Connecticut Tax-Exempt Fund	76,755,691.58	6,228,969.93	12,574,127.38	—	—	—	—	95,558,788.89
Columbia Conservative High Yield Fund	85,259,864.89	28,175,103.38	30,964,685.61	—	—	20,206,361.61	437,476,960.29	602,082,975.78
Columbia Contrarian Core Fund	45,973,389.94	3,714,651.93	11,048,144.83	—	119,708,514.42	—	277,669,594.98	458,114,296.10
Columbia Core Bond Fund	55,978,361.80	11,519,125.30	10,750,212.51	—	18,574,706.67	—	1,450,663,998.32	1,547,486,404.60
Columbia Disciplined Value Fund	10,316,447.71	2,150,620.12	2,793,541.94	—	73,194,329.10	—	200,930,253.02	289,385,191.89
Columbia Dividend Income Fund	570,109,662.94	27,224,613.00	59,919,828.02	997,315.96	79,644,350.37	—	1,205,593,076.08	1,943,488,846.37
Columbia Emerging Markets Fund	6,451,879.31	—	1,234,051.28	—	—	—	373,360,332.13	381,046,262.72
Columbia Energy and Natural Resources Fund	46,219,123.67	—	14,176,940.87	—	—	—	576,461,361.49	636,857,426.03
Columbia Federal Securities Fund	503,692,154.77	21,115,613.79	13,049,626.75	—	—	—	72,058,590.45	609,915,985.76
Columbia Greater China Fund	137,530,582.77	19,153,244.94	41,516,653.59	—	—	—	53,009,434.26	251,209,915.56
Columbia High Yield Municipal Fund	69,177,501.42	7,091,384.95	9,128,217.59	—	—	—	630,109,860.63	715,506,964.59
Columbia High Yield Opportunity Fund	192,017,817.51	20,621,036.81	13,451,316.78	—	—	—	120,905,343.86	346,995,514.96
Columbia Income Fund	85,788,139.20	7,183,132.95	11,665,198.96	—	—	—	440,024,155.42	544,660,626.53
Columbia Intermediate Bond Fund	164,027,202.30	34,675,211.29	32,089,486.73	1,765,661.96	—	—	1,927,481,700.98	2,160,039,263.26
Columbia Intermediate Municipal Bond Fund	86,544,622.11	4,953,170.84	17,341,068.00	—	10,417,711.28	—	2,393,630,512.21	2,512,887,084.44
Columbia International Bond Fund	951,239.51	—	159,279.78	—	—	—	14,673,485.65	15,784,004.94
Columbia International Growth Fund	404,676.99	—	269,736.54	—	—	—	176,699,173.08	177,373,586.61
Columbia International Stock Fund	147,377,853.32	5,804,413.91	11,988,482.30	—	—	29,568,326.10	342,371,004.83	537,110,080.46
Columbia Large Cap Growth Fund[2]	151,494,603.65	23,004,182.70	17,527,113.71	—	150,121,235.35	17,787,583.72	961,874,532.60	1,335,785,063.63
Columbia Liberty Fund	349,703,370.57	11,068,325.78	4,213,955.40	—	—	—	913,379.74	365,899,031.49
Columbia Massachusetts Intermediate Municipal Bond Fund	16,717,666.05	1,133,423.22	8,860,249.71	—	39,770,688.24	—	285,093,362.43	351,575,389.65
Columbia Massachusetts Tax-Exempt Fund	120,311,561.85	5,915,361.35	10,347,492.12	—	—	—	—	136,574,415.32
Columbia Mid Cap Core Fund	760,261.43	—	234,159.58	1,406,535.78	—	—	73,830,922.94	76,231,879.73
Columbia Mid Cap Growth Fund	60,532,778.44	8,148,632.00	10,228,476.76	4,066,735.41	20,766,476.59	1,820,461.79	1,052,468,419.36	1,158,031,980.35
Columbia New Jersey Intermediate Municipal Bond Fund	5,143,608.54	1,127,726.60	4,861,635.88	—	3,767,926.21	—	65,762,679.10	80,663,576.33
Columbia New York Intermediate Municipal Bond Fund	9,548,419.63	1,275,151.58	6,818,623.70	—	11,395,896.45	—	294,102,191.50	323,140,282.86
Columbia New York Tax-Exempt Fund	50,468,959.07	7,445,763.52	9,182,694.64	—	—	—	—	67,097,417.23

Fund	Class A	Class B	Class C	Class R	Class T	Class Y	Class Z	Total
Columbia Oregon Intermediate Municipal Bond Fund	17,716,831.98	444,127.45	13,160,630.33	—	—	—	425,786,482.90	457,108,072.66
Columbia Pacific/Asia Fund	786,659.99	—	403,041.13	—	—	—	25,914,375.98	27,104,077.10
Columbia Real Estate Equity Fund	18,080,714.53	3,350,750.07	4,491.231.77	—	—	—	271,105,869.67	297,028,566.04
Columbia Rhode Island Intermediate Municipal Bond Fund	2,201,470.88	284,284.55	1,485,494.85	—	8,824,747.43	—	92,948,131.06	105,744,128.77
Columbia Select Large Cap Growth Fund	430,314,665.86	—	2,686,727.63	310,099.14	—	—	1,402,913,755.07	1,836,225,247.70
Columbia Select Opportunities Fund	1,374,473.89	—	283,898.86	—	—	—	129,746,573.72	131,404,946.47
Columbia Select Small Cap Fund	14,000,935.45	—	836,133.80	8,691,609.33	—	—	547,422,265.12	570,950,943.70
Columbia Short-Intermediate Bond Fund	2,767,998.02	—	1,469,035.74	—	—	—	372,484,109.33	376,721,143.09
Columbia Small Cap Core Fund	92,577,280.56	17,212,127.70	18,820,593.52	—	75,024,589.37	—	365,852,403.28	569,486,994.43
Columbia Small Cap Value Fund I	578,740,821.17	30,000,108.91	52,564,099.13	—	—	1,195,292.96	612,551,092.28	1,275,051,414.45
Columbia Small Cap Growth Fund I	60,833,292.53	2,893,046.41	12,245,268.20	—	—	16,069,411.11	627,548.526.57	719,589,544.82
Columbia Strategic Income Fund	1,045,007,826.16	110,784,235.50	201,354,539.41	—	—	—	759,792,574.15	2,116,939,175.22
Columbia Strategic Investor Fund	167,892,736.93	25,752,768.21	19,965,377.97	—	—	10,358,244.61	588,274,715.38	812,243,843.10
Columbia Tax-Exempt Fund	1,363,997,004.06	12,220,174.30	34,091,943.18	—	—	—	834,733,823.99	2,245,042,945.53
Columbia Technology Fund	83,909,992.50	7,006,682.48	25,094,610.26	—	—	—	171,490,424.43	287,501,709.67
Columbia U.S. Treasury Index Fund	51,721,664.92	6,195,521.38	22,407,398.34	—	—	—	283,211,277.12	363,535,861.76
Columbia Value and Restructuring Fund	273,961,106.37	—	71,728,301.29	55,891,622.24	—	—	6,655,514,718.07	7,057,095,747.97
Columbia World Equity Fund	50,441,550.16	1,093,109.61	831,520.27	—	—	—	—	52,366,180.04

[2]	As of the Record Date, Columbia Large Cap Growth Fund’s Class E shares are entitled to 13,606,267.94 votes and its Class F shares are entitled to 369,543.96 votes.

APPENDIX B

More Information on RiverSource and Columbia

RiverSource is a wholly owned subsidiary of Ameriprise. Ameriprise’s principal offices are located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o RiverSource Investments, LLC, 200 Ameriprise Financial Center, Minneapolis, MN 55402.

Name	Principal Occupation

Patrick T. Bannigan	Director and Senior Vice President – Asset Management, Products and Marketing of RiverSource Investments, LLC. Mr. Bannigan is also Director, and Vice President – Asset Management, Products and Marketing for RiverSource Distributors, Inc. and President of the RiverSource Funds.

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships of RiverSource Investments, LLC.

Michelle Keeley	Director and Executive Vice President – Equities and Fixed Income of RiverSource Investments, LLC. Ms. Keeley is also Executive Vice President – Equities and Fixed Income of Ameriprise Financial and Vice President – Investments of the Ameriprise Certificate Company. Ms. Keeley also serves as Vice President of the RiverSource Funds.

Brian J. McGrane	Director, Vice President and Chief Financial Officer of RiverSource Investments, LLC. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise Financial.

Scott R. Plummer	Chief Legal Officer of RiverSource Investments, LLC. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise Financial and Vice President, General Counsel and Secretary of the RiverSource Funds and Ameriprise Certificate Company.

William F. Truscott	President, Chairman of the Board and Chief Investment Officer of RiverSource Investments, LLC. Mr. Truscott is also President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Eleanor T.M. Hoagland	Chief Compliance Officer of RiverSource Investments, LLC. Ms. Hoagland is also U.S. Asset Management Chief Compliance Officer for Ameriprise Financial and Chief Compliance Officer for RiverSource Funds, Ameriprise Certificate Company, J. & W. Seligman & Co. Incorporated and RiverSource Service Corporation.

Amy K. Johnson	Vice President and Chief Administrative Officer of RiverSource Investments, LLC.

Comparable Funds for which RiverSource Serves as Investment Adviser

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
Columbia California Tax-Exempt Fund	RiverSource California Tax-Exempt Fund*	159.4	First $0.25 Next $0.25 Next $0.25	0.410 0.385 0.360	% % %
	Seligman California Municipal High-Yield Series*	35.1	Next $0.25 Next $6.5 Next $2.5	0.345 0.320 0.310	% % %
	Seligman California Municipal Quality Series*	40.8	Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.300 0.290 0.270 0.250	% % % %

Columbia Dividend Income Fund	RiverSource Dividend Opportunity Fund[1]*	1,226.0	First $0.50 Next $0.50 Next $1.0 Next $1.0 Next $3.0 Next $4.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.610 0.585 0.560 0.535 0.510 0.480 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %
	RiverSource Diversified Equity Income Fund[1]	4,656.6	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5	0.600 0.575 0.550 0.525 0.500	% % % % %
	RiverSource Variable Portfolio-Diversified Equity Income Fund	3,764.7	Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.485 0.470 0.450 0.425 0.400 0.375	% % % % % %

Columbia Emerging Markets Fund	Threadneedle Emerging Markets Fund[1]	607.8	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0	1.100 1.080 1.060 1.040 1.020	% % % % %
	Threadneedle Variable Portfolio-Emerging Markets Fund	875.1	Next $5.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	1.000 0.985 0.970 0.960 0.935 0.920 0.900	% % % % % % %

Columbia Conservative High Yield Fund Columbia High Yield Opportunity Fund	RiverSource High Yield Bond Fund*	1,763.4	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5	0.590 0.565 0.540 0.515 0.490	% % % % %
	RiverSource Variable Portfolio – High Yield Bond Fund	723.7	Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.475 0.450 0.435 0.425 0.400 0.385 0.360	% % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
	RiverSource Income Opportunities Fund*	744.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5	0.610 0.585 0.560 0.535 0.510	% % % % %
	RiverSource Variable Portfolio – Income Opportunities Fund	1,935.1	Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.495 0.470 0.455 0.445 0.420 0.405 0.380	% % % % % % %

Columbia Intermediate Bond Fund	RiverSource Diversified Bond Fund*	4,291.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % %

Columbia Intermediate Municipal Bond Fund	RiverSource Intermediate Tax-Exempt Fund*	92.4	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $35.0 Over $50.0	0.390 0.365 0.340 0.315 0.290 0.280 0.270 0.260 0.250	% % % % % % % % %

Columbia Tax-Exempt Fund	RiverSource Tax-Exempt Bond Fund*	669.6	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5	0.410 0.385 0.360 0.335 0.310	% % % % %
	Seligman National Municipal Class*	674.3	Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.300 0.290 0.280 0.260 0.250	% % % % %
	RiverSource Tax-Exempt High Income Fund*	2,286.6	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.470 0.445 0.420 0.395 0.370 0.360 0.350 0.340 0.320 0.300	% % % % % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
Columbia Contrarian Core Fund	RiverSource Disciplined Equity Fund[1]*	4,365.2	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %
	RiverSource Variable Portfolio – Core Equity Fund*	186.5	All Assets	0.400%
	RiverSource Variable Portfolio – Dynamic Equity Fund	1,389.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %
	RiverSource Partners Variable Portfolio – Fundamental Value Fund*	1,951.3	First $0.5 Next $0.5 Next $1.0 Next $1.0 Next $3.0 Over $6.0	0.730 0.705 0.680 0.655 0.630 0.600	% % % % % %
	Seligman Common Stock Portfolio*	2.7	All Assets	0.355%

Columbia Large Cap Growth Fund Columbia Select Large Cap Growth Fund	Seligman Growth Fund*	1,601.3	First $1.0 Next $1.0 Over $2.0	0.655 0.615 0.565	% % %
	Seligman Variable Portfolio – Growth Fund	234.0	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Disciplined Value Fund	RiverSource Equity Value Fund[1]	734.3	First $0.50 Next $0.50 Next $1.0 Next $1.0 Next $3.0 Over $6.0	0.530 0.505 0.480 0.455 0.430 0.400	% % % % % %
	Seligman Large-Cap Value Fund	281.3	First $0.5 Next $0.5	0.755 0.660	% %
	Seligman Large-Cap Value Portfolio*	2.1	Over $1.0	0.565%

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
	Seligman Variable Portfolio – Larger Cap Value Fund*	14.7	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Mid Cap Core Fund	RiverSource Disciplined Small and Mid Cap Equity Fund[1]*	125.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.700 0.675 0.650 0.625 0.600 0.575 0.550 0.525 0.500 0.475	% % % % % % % % % %

Columbia Mid Cap Growth Fund	RiverSource Mid Cap Growth Fund[1]	687.4	First $1.0 Next $1.0 Next $1.0 Next $3.0	0.700 0.675 0.650 0.625	% % % %
	RiverSource Variable Portfolio – Mid Cap Growth Fund*	364.1	Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.475	% % % % % %
	RiverSource Partners Aggressive Growth Fund[1]*	328.1	First $0.50 Next $0.50 Next $1.0 Next $1.0 Next $3.0 Over $6.0	0.890 0.865 0.840 0.815 0.790 0.765	% % % % % %
	Seligman Capital Fund	222.2	First $1.0 Next $1.0 Over $2.0	0.805 0.765 0.715	% % %
	Seligman Capital Portfolio	7.2	All Assets	0.355%

Columbia Asset Allocation Fund Columbia Balanced Fund Columbia Liberty Fund	RiverSource Portfolio Builder Moderate Aggressive Fund*	1,049	N/A	N/A
	Disciplined Asset Allocation Portfolios – Aggressive*	25.7	N/A	N/A
	Disciplined Asset Allocation Portfolios – Moderate Aggressive*	62.5	N/A	N/A

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
Columbia Blended Equity Fund Columbia Select Opportunities Fund Columbia Strategic Investor Fund	RiverSource Disciplined Large Cap Growth Fund[1]*	759.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %
	RiverSource Partners Fundamental Value Fund[1]*	590.3	First $0.50 Next $0.50 Next $1.0 Next $1.0 Next $3.0 Over $6.0	0.730 0.705 0.680 0.655 0.630 0.600	% % % % % %
	RiverSource Portfolio Builder Aggressive Fund*	515.8	N/A	N/A
	RiverSource Portfolio Builder Total Equity Fund*	440.6	N/A	N/A
	RiverSource Partners Variable Portfolio – Select Value Fund*	13.3	First $0.50 Next $0.50 Next $1.00 Next $1.00 Next $3.00 Over $6.00	0.780 0.755 0.730 0.705 0.680 0.650	% % % % % %

Columbia Value and Restructuring Fund	RiverSource Disciplined Large Cap Value Fund1*	293.2	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.600 0.575 0.550 0.525 0.500 0.485 0.470 0.450 0.425 0.400 0.375	% % % % % % % % % % %

Columbia Strategic Income Fund	RiverSource Strategic Income Allocation Fund*	313.5	First $0.25 Next $0.25 Next $0.25 Over $0.75	0.550 0.525 0.500 0.475	% % % %

Columbia New York Tax-Exempt Fund	RiverSource New York Tax-Exempt Fund*	54.8	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5	0.410 0.385 0.360 0.345 0.320	% % % % %
	Seligman New York Municipal Class*	83.7	Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.310 0.300 0.290 0.270 0.250	% % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
Columbia Pacific/Asia Fund	Threadneedle Asia Pacific Fund[1]*	62.9	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Next $5.5 Next $2.5 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.800 0.775 0.750 0.725 0.700 0.675 0.660 0.645 0.635 0.610 0.600 0.570	% % % % % % % % % % % %

Columbia Real Estate Equity Fund	RiverSource LaSalle Monthly Dividend Real Estate Fund*	24.2	All Assets	0.855%
	RiverSource Real Estate Fund[1]*	155.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $6.0 Next $12.0 Over $24.0	0.840 0.815 0.790 0.765 0.740 0.730 0.720	% % % % % % %

Columbia Technology Fund	Seligman Communications and Information Fund	3,491.8	First $3.0 Next $3.0 Over $6.0	0.855 0.825 0.725	% % %
	Seligman Communications and Information Portfolio	53.5	All Assets	0.705%
	Seligman Global Technology Portfolio*	6.5	First $2.0 Next $2.0 Over $4.0	0.950 0.910 0.870	% % %

Columbia Short-Intermediate Bond Fund	RiverSource Limited Duration Bond Fund*	423.1	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.480 0.455 0.430 0.405 0.380 0.365 0.360 0.350 0.340 0.330 0.310 0.290	% % % % % % % % % % % %

Columbia Select Small Cap Fund Columbia Small Cap Core Fund	RiverSource Partners Small Cap Equity Fund[1]*	129.5	First $0.25	0.970%
	RiverSource Partners Small Cap Value Fund[1]*	363.0	Next $0.25	0.945%
	RiverSource Partners Variable Portfolio – Small Cap Value Fund*	1,229.5	Next $0.25 Next $0.25 Over $1.0	0.920 0.895 0.870	% % %
	RiverSource Small Company Index Fund*	376.1	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $7.5 Next $9.0 Next $26.0 Over $50.0	0.360 0.350 0.340 0.330 0.320 0.300 0.280 0.260 0.240	% % % % % % % % %

Columbia Fund(s)	Comparable Fund(s)	Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
			Assets (Billions)	Fee Rate
	Seligman Smaller-Cap Value Fund*	299.8	First $0.5	0.935%
	Seligman Smaller-Cap Value Portfolio*	91.2	Next $0.5 Over $1.0	0.840 0.745	% %
	Seligman Variable Portfolio – Smaller Cap Value Fund*	74.9	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.00 Over $2.00	0.790 0.765 0.740 0.715 0.690 0.665	% % % % % %

Columbia Small Cap Growth Fund I	RiverSource Partners Small Cap Growth Fund[1]*	99.3	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Over $2.0	0.920 0.895 0.870 0.845 0.820 0.795	% % % % % %
	Seligman Frontier Fund*	36.0	First $0.75 Over $0.75	0.885 0.790	% %

Columbia Small Cap Value Fund I	RiverSource Disciplined Small Cap Value Fund[1]*	45.6	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $1.0 Over $2.0	0.850 0.825 0.800 0.775 0.750 0.725	% % % % % %

Columbia Bond Fund Columbia Core Bond Fund	Seligman Investment Grade Fixed Income Portfolio*	1.8	All Assets	0.345%

Columbia Federal Securities Fund	RiverSource Variable Portfolio – Global Inflation Protected Securities Fund*	2,355.2	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.440 0.415 0.390 0.365 0.340 0.325 0.320 0.310 0.300 0.290 0.270 0.250	% % % % % % % % % % % %
	RiverSource Variable Portfolio – Short Duration U.S. Government Fund	523.8	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Next $26.0 Over $50.0	0.480 0.455 0.430 0.405 0.380 0.365 0.340 0.325 0.315 0.290 0.275 0.250	% % % % % % % % % % % %

*	RiverSource Investments, LLC has waived, reduced or otherwise agreed to reduce its compensation.

1. The following should also be considered in connection with the advisory fee rate:

Performance Incentive Adjustment

Before the fee based on the asset charge is paid, it is adjusted for the fund’s investment performance relative to a Performance Incentive Adjustment Index (PIA Index). The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the PIA Index (“performance difference”). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

Performance Difference	Adjustment Rate
0.00% – 0.50%	0
0.50% – 1.00%	6 basis points times the performance difference over 0.50%, times 100 (maximum of 3 basis points if a 1% performance difference)
1.00% – 2.00%	3 basis points, plus 3 basis points times the performance difference over 1.00%, times 100 (maximum 6 basis points if a 2% performance difference)
2.00% – 4.00%	6 basis points, plus 2 basis points times the performance difference over 2.00%, times 100 (maximum 10 basis points if a 4% performance difference)
4.00% – 6.00%	10 basis points, plus 1 basis point times the performance difference over 4.00%, times 100 (maximum 12 basis points if a 6% performance difference)
6.00% or more	12 basis points

For example, if the performance difference for a fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund’s Class A performance exceeds that of the PIA Index, the fee paid to the investment manager will increase. Where the performance of the PIA Index exceeds the performance of the fund’s Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

Transition Period

The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take effect.

Change in Index

If the PIA Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in the PIA Index, a fund’s performance will be compared to a 12-month blended index return that reflects the performance of the current index for the portion of the 12-month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

Columbia’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is One Financial Center, Boston, MA 02111.

Name	Principal Occupation

Michael A. Jones	Manager, Chairman, Chief Executive Officer and President

Colin Moore	Manager, Managing Director and Chief Investment Officer

Atul Varma	Chief Financial Officer

Linda J. Wondrack	Chief Compliance Officer

APPENDIX C

Information Regarding the Subadviser

Nordea Investment Management North America, Inc. (“Nordea”), 437 Madison Avenue, New York, NY 10022

Nordea’s principal executive officers and directors and the principal occupation of each are shown below. Nordea is an indirect, wholly owned subsidiary of Nordea Bank AB. The address of each such principal executive officer and director is 437 Madison Avenue, New York, NY 10022. The address of Nordea Bank AB is Smalandsgaten 17 SE-105 71 Stockholm Sweden.

Name	Principal Occupation

Klaus M. Godiksen	Director, President and Chief Executive Officer

Jarrett G. Singer	Chief Financial Officer and Chief Compliance Officer

Eivind K. Lorgen	Director

Kim T. Pilgaard	Chairman and Director

Comparable Fund for which Nordea Serves as Investment Adviser

		Comparable Fund Assets as of 11/30/09 (Million $)	Comparable Fund – Advisory Fee Rate
Columbia Fund	Comparable Fund		Assets	Annual Fee Rate
Columbia Liberty Fund	Columbia Asset Allocation Fund, Variable Series	125.5	Average daily net asset value of the portion of the Fund’s assets under management by Nordea	0.40%

C-1

APPENDIX D

Affiliated Brokerage Commissions

Except as set forth in the following table, each Fund paid no brokerage commissions to affiliated broker/dealers during its most recent fiscal year:

Fund	Name of Affiliated Broker (Nature of Affiliation)	Fiscal Year End	Dollar Amount of Commissions Paid to Affiliated Brokers	Percentage of Total Commissions Paid to Affiliated Brokers
Columbia Liberty Fund	Merrill Lynch, Pierce, Fenner and Smith and Merrill affiliates (Same Indirect Parent Company as Columbia)	9/30/09	$12,459.66	3%

D-1

APPENDIX E

Dates on Which the Current Advisory Agreements and the Current Subadvisory Agreement

Were Last Approved by Shareholders

Fund	Date of Agreement	Date of Most Recent Shareholder Approval
		Management Agreement	Sub-Advisory Agreement
Columbia Asset Allocation Fund	March 27, 2006	February 26, 1993	Not Applicable.
Columbia Balanced Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Blended Equity Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Bond Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia California Tax-Exempt Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Contrarian Core Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Connecticut Intermediate Municipal Bond Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Connecticut Tax-Exempt Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Conservative High Yield Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Core Bond Fund	March 27, 2006	April 3, 1992	Not Applicable.
Columbia Disciplined Value Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Dividend Income Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Emerging Markets Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Energy and Natural Resources Fund	March 31, 2008	April 30, 2007	Not Applicable.
Columbia Federal Securities Fund	September 15, 2005	September 26, 2001	Not Applicable.
Columbia Greater China Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia High Yield Municipal Fund	November 1, 2003	September 26, 2001	Not Applicable.
Columbia High Yield Opportunity Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Income Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Intermediate Bond Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Intermediate Municipal Bond Fund	September 15, 2005	September 15, 2005[1]	Not Applicable.
Columbia International Bond Fund	December 1, 2008	November 24, 2008	Not Applicable.
Columbia International Growth Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia International Stock Fund	September 15, 2005	December 4, 1997	Not Applicable.
Columbia Large Cap Growth Fund	March 27, 2006	April 3, 1992	Not Applicable.
Columbia Liberty Fund	March 27, 2006	September 26, 2001	September 26, 2001
Columbia Massachusetts Intermediate Municipal Bond Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Massachusetts Tax-Exempt Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Mid Cap Growth Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Mid Cap Core Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia New Jersey Intermediate Municipal Bond Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia New York Intermediate Municipal Bond Fund	March 27, 2006	February 26, 1993	Not Applicable.

E-1

Fund	Date of Agreement	Date of Most Recent Shareholder Approval
		Management Agreement	Sub-Advisory Agreement
Columbia New York Tax-Exempt Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Oregon Intermediate Municipal Bond Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Pacific/Asia Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Real Estate Equity Fund	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Rhode Island Intermediate Municipal Bond Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Select Large Cap Growth Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Select Opportunities Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Select Small Cap Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Short-Intermediate Bond Fund	March 31, 2008	March 30, 2007	Not Applicable.
Columbia Small Cap Core Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia Small Cap Growth Fund I	March 27, 2006	December 4, 1997	Not Applicable.
Columbia Small Cap Value Fund I	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Strategic Income Fund	September 15, 2005	September 26, 2001	Not Applicable.
Columbia Strategic Investor Fund	September 25, 2006	September 15, 2005[1]	Not Applicable.
Columbia Tax-Exempt Fund	March 27, 2006	September 26, 2001	Not Applicable.
Columbia Technology Fund	March 27, 2006	September 15, 2005[1]	Not Applicable.
Columbia U.S. Treasury Index Fund	March 27, 2006	June 15, 1994	Not Applicable.
Columbia Value and Restructuring Fund	March 31, 2008	April 30, 2007	Not Applicable.
Columbia World Equity Fund	March 27, 2006	September 26, 2001	Not Applicable.
CMG Ultra Short Term Bond Fund	November 23, 2009	November 20, 2009[1]	Not Applicable.

1.	Date shown is the date the advisory agreement was approved in connection with the redomiciling of the Fund as a series of Columbia Funds Series Trust I.

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APPENDIX F-1

Form of Proposed Advisory Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement, dated as of [—], is by and between RiverSource Investments, LLC (the “Investment Manager”), a Minnesota limited liability company and Columbia Funds Series Trust I (the “Registrant”), a Massachusetts business trust, on behalf of its underlying series listed in Schedule A (the term “Fund” or “Funds” is used to refer to either the Registrant or its underlying series, as context requires).

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1)	The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board of Trustees (the “Board”), which investments, in the Investment Manager’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Investment Manager deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Investment Manager from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Investment Manager agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request. The Fund agrees that the Investment Manager may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Investment Manager) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Investment Manager shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Investment Manager. The Investment Manager agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Investment Manager will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

(2)

The Investment Manager shall comply (or cause the Fund to comply, as applicable) with all applicable law, including but not limited to the Investment Company Act of 1940, as amended, and the rules and regulations

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promulgated thereunder (the “1940 Act”), the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder, the 1933 Act, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company.

(3)	The Investment Manager shall allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner, consistent with its fiduciary obligations to clients. The Fund recognizes that the Investment Manager and its affiliates may from time to time acquire information about issuers or securities that it may not share with, or act upon for the benefit of, the Fund.

(4)	The Investment Manager agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.

(5)	The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.

(6)	The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(7)	In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager may consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

(8)

Except for willful misfeasance, bad faith or negligence on the part of the Investment Manager in the performance of its duties, or reckless disregard by the Investment Manager of its obligations and duties, under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. To the extent permitted by applicable law, each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal

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securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1)	The Fund agrees to pay to the Investment Manager, in full payment for the services furnished, a fee as set forth in Schedule A.

(2)	The fee shall be accrued daily (unless otherwise directed by the Board consistent with the prospectus and statement of additional information of the Fund) and paid on a monthly basis and, in the event of the effectiveness or termination of this Agreement, in whole or in part with respect to any Fund, during any month, the fee paid to the Investment Manager shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3)	The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

[All Funds Other than Columbia Ultra Short Term Bond Fund]

[(1)	The Investment Manager shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Investment Manager (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Investment Manager, and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.]

[Columbia Ultra Short Term Bond Fund Only]

[(1)	The Investment Manager shall pay all operating costs and expenses of the Fund (other than those described in subsection (b) below, which shall be paid by the Fund) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act, of each class of each series.

(2)	The Fund shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.]

Part Four: MISCELLANEOUS

(1)	The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement or otherwise, shall have no authority to act for or represent the Fund.

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(2)	The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and the Investment Manager and its affiliates and their respective clients may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client.

(3)	Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or shareholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, shareholders or otherwise; or that the Investment Manager or any successor or assignee is or may be interested in the Fund as shareholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations, United States Securities and Exchange Commission (“SEC”) orders or published SEC staff guidance.

(4)	Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business, or to such other address as either party may designate in writing mailed to the other in accordance with this Paragraph (4).

(5)	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to unaffiliated third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy and other relevant policies in effect from time to time.

(6)	This Agreement shall be governed by the internal substantive laws of the Commonwealth of Massachusetts without regard to the conflicts of laws principles thereof.

(7)	A copy of the Registrant’s Agreement and Declaration of Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Registrant by an officer or trustee of the Registrant in his or her capacity as an officer or trustee of the Registrant and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant. Furthermore, notice is hereby given that the assets and liabilities of each series of the Registrant are separate and distinct and that the obligations of or arising out of this Agreement with respect to the series of the Registrant are several and not joint.

(8)

If any term, provision, agreement, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, agreements, covenants and restrictions of this Agreement shall remain in full force and effect

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and shall in no way be affected, impaired, or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

(9)	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes and all of which, taken together, shall constitute one and the same instrument.

Part Five: RENEWAL AND TERMINATION

(1)	This Agreement shall continue in effect for two years from the date of its execution, and from year to year thereafter, unless and until terminated by either party as hereinafter provided, only if such continuance is specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding voting securities of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the 1940 Act and any applicable order or interpretation thereof issued by the SEC or its staff. As used in this agreement, the term “majority of the outstanding voting securities of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2)	This Agreement may be terminated, with respect to any Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

(3)	This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

(4)	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Investment Manager and the Trust, on behalf of that Fund.

Part Six: Use of Name

(1)	At such time as this Agreement or any extension, renewal or amendment hereof, or any similar agreement with any organization which shall have succeeded to the business of the Investment Manager, shall no longer be in effect, the Fund will cease to use any name derived from the name of the Investment Manager or of any organization which shall have succeeded to the Investment Manager’s business as investment adviser.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

COLUMBIA FUNDS SERIES TRUST I

By:
[—]
President

RIVERSOURCE INVESTMENTS, LLC

By:
[—]
President

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Schedule A

[List of Funds/Fees]

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APPENDIX F-2

Comparison of Current Advisory Agreements and Proposed Advisory Agreements

The following chart compares key provisions of each Fund’s current Investment Management Agreement (the “Current Agreement”) and the Proposed Agreement. Each Fund’s advisory fee rate is the same in the Current Agreement and the Proposed Agreement.

Group 1 Funds: Columbia California Tax-Exempt Fund; Columbia Connecticut Tax-Exempt Fund; Columbia Federal Securities Fund; Columbia High Yield Opportunity Fund; Columbia Liberty Fund; Columbia Massachusetts Tax-Exempt Fund; Columbia New York Tax-Exempt Fund; Columbia Small Cap Value Fund I; Columbia Strategic Income Fund; Columbia Tax Exempt Fund and Columbia World Equity Fund

Group 2 Funds: Columbia Connecticut Intermediate Municipal Bond Fund; Columbia Core Bond Fund; Columbia Intermediate Municipal Bond Fund; Columbia Massachusetts Intermediate Municipal Bond Fund; Columbia New Jersey Intermediate Municipal Bond Fund; Columbia New York Intermediate Municipal Bond Fund; Columbia Rhode Island Intermediate Municipal Bond Fund; and Columbia U.S. Treasury Index Fund

Group 3 Fund: Columbia Greater China Fund

Group 4 Funds: Columbia Asset Allocation Fund; Columbia Contrarian Core Fund; Columbia Disciplined Value Fund; Columbia Dividend Income Fund; Columbia High Yield Municipal Fund; Columbia Income Fund; Columbia Intermediate Bond Fund; Columbia International Bond Fund; Columbia Large Cap Growth Fund; and Columbia Small Cap Core Fund

Group 5 Funds: Columbia Blended Equity Fund; Columbia Bond Fund; Columbia Emerging Markets Fund; Columbia Energy and Natural Resources Fund; Columbia International Growth Fund; Columbia Mid Cap Core Fund; Columbia Pacific/Asia Fund; Columbia Short-Intermediate Bond Fund; Columbia Select Large Cap Growth Fund; Columbia Select Opportunities Fund; Columbia Select Small Cap Fund; and Columbia Value and Restructuring Fund

Group 6 Funds: Columbia Balanced Fund; Columbia Conservative High Yield Fund; Columbia International Stock Fund; Columbia Mid Cap Growth Fund; Columbia Oregon Intermediate Municipal Bond Fund; Columbia Real Estate Equity Fund; Columbia Small Cap Growth Fund I; Columbia Strategic Investor Fund; and Columbia Technology Fund

Group 7 Fund: CMG Ultra Short Term Bond Fund

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Date	N/A	March 27, 2006 (Except Federal Securities Fund and Strategic Income Fund, which are dated September 15, 2005)	March 27, 2006 (Except Intermediate Municipal Bond Fund, which is dated September 15, 2005)

General Investment-Related Services	The Fund hereby retains the Advisor, and the Advisor hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in the Advisor’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Advisor deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Advisor from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Advisor agrees: (a) to maintain an adequate organization of competent

Advisor will manage the investment of assets of the Fund in accordance with its Prospectus and SAI. In carrying out its investment management obligations, Advisor shall: (a) evaluate economic, statistical, and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments of the Fund in accordance with the Fund’s prospectus and SAI, and (c) report results to the Board.

Advisor shall furnish at its expense, the following:

(a) Office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information, reports and tax returns filed with public authorities, but excluding those related to custodial, transfer, dividend and plan agency services, determination of NAV and maintenance of records under 31(a) of the 1940 Act; and (c) compensation of Board who are directors, officers, or employees of the Advisor.

Advisor will manage the investment of assets of the Fund in accordance with its Prospectus and SAI. In carrying out its investment management obligations, Advisor shall: (a) evaluate economic, statistical, and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments of the Fund in accordance with the Fund’s prospectus and SAI, and (c) report results to the Board.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Advisor agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Advisor’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request.

Sub-Contractors/ Delegation	The Fund agrees that the Advisor may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Advisor) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Advisor shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Advisor.	The Advisor may delegate its investment responsibilities to a sub-advisor.	The Advisor may delegate its investment responsibilities to a sub-advisor.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Manager of Managers SEC Exemptive Order	The Advisor agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Advisor will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.	Not addressed.	Not addressed.

Proxy Voting	The Advisor agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.	Not addressed.	Not addressed.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Records	The Advisor agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.	Not addressed.	The Advisor shall maintain, keep current and preserve on behalf of the Fund, in the manner required by the 1940 Act, records identified by the Fund from time to time. Advisor agrees to make such records available upon request to the Fund and its auditors during regular business hours at the Advisor’s offices. Advisor agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request.

Advisor Expenses	All Funds other than CMG Ultra Short Term Bond Fund: The Advisor shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Advisor (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Advisor, and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor shall have no duty to pay any Fund operating expenses	(a) Office space, supplies, facilities and equipment; (b) executive and other personnel for managing the affairs of the Fund (including preparing financial information, reports and tax returns filed with public authorities, but excluding those related to custodial, transfer, dividend and plan agency services, determination of NAV and maintenance of records under 31(a) of the 1940 Act; and (c) compensation of Trustees who are directors, officers, or employees of the Advisor.	Not addressed.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
incurred in the organization and operation of the Fund. CMG Ultra Short Term Bond Fund: The Advisor shall pay all operating costs and expenses of the Fund (other than those described in subsection (Part Three (b)) of this Agreement, which shall be paid by the Fund) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act, of each class of each series.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Fund Expenses	CMG Ultra Short Term Bond Fund: The Fund shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.	Not addressed.	Not addressed.

Fund Expense Limitations/ Advisor Fee Waivers	Not addressed.	If operating expenses of the Fund for a fiscal year exceed the most restrictive applicable expense limitation imposed by any state in which shares are sold, the Advisor’s fee will be reduced by the excess, but not to less than zero. Operating expenses do not include brokerage, interest, taxes, deferred organization expenses, 12b-1 fees, service fees and extraordinary expenses.	Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares effective.

Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares effective.

Termination/ Assignment	May be terminated, with respect to any Fund, by either the Fund or the Advisor at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.	May be terminated without penalty on sixty days’ written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days’ written notice to the Trust.	May be terminated without penalty on sixty days’ written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days’ written notice to the Trust.

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Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
Automatically terminates upon assignment, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

Amendment	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Advisor and the Trust, on behalf of that Fund.	May be amended in accordance with the 1940 Act.	May be amended in accordance with the 1940 Act.

Standard of Care	Except for willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties, under this Agreement, neither the Advisor, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties under the Agreement, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties under the Agreement, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services.

Governing Law	Massachusetts	Not addressed.	Not addressed.

Brokerage/Soft Dollars	To the extent permitted by law, and consistent with its obligation to seek best execution, the Advisor may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Advisor determines, in good faith, that the execution is	Not addressed.	Not addressed.

F2-8

Provision	Proposed Agreement	Current Agreement for Group 1 Funds	Current Agreement for Group 2 Funds
appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Advisor shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.

Principal Transactions	Neither the Advisor, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations SEC orders or published SEC staff guidance.	Not addressed.	Not addressed.

Indemnification	Not addressed	Not addressed.	Not addressed.

Requirement to conduct investment advisory services independently from commercial banking operations	Not addressed	Not addressed.	Not addressed.

F2-9

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds

Date	N/A	March 27, 2006	March 27, 2006 (Except High Yield Municipal Fund, which is dated November 1, 2003)

General Investment-Related Services	The Fund hereby retains the Advisor, and the Advisor hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in the Advisor’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Advisor deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Advisor from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Advisor agrees: (a) to maintain an adequate organization of competent persons to provide the services and to	Advisor will manage the investment of assets of the Fund in accordance with its Prospectus and SAI. In carrying out its investment management obligations, Advisor shall: (a) evaluate economic, statistical, and financial information and undertake such investment research as it shall believe advisable; (b) purchase and sell securities and other investments of the Fund in accordance with the Fund’s prospectus and SAI, and (c) report results to the Board.	Advisor will (a) obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities under the agreement; (b) formulate and maintain a continuing investment program in a manner consistent with and subject to (i) The Fund’s agreement and declaration of trust and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Fund to the Advisor; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund; and (iv) any other written limits or directions furnished by the Board to the Advisor; (c) unless otherwise directed by the Board, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; (d) to use reasonable efforts to manage the Fund so that they will qualify as a regulated investment companies under subchapter M of the

F2-10

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
	perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Advisor agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Advisor’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request.		Internal Revenue Code of 1986, as amended; (e) to make recommendations as to the manner in which voting rights, rights to consent to Fund action, and any other rights pertaining to the Fund shall be exercised; (f) to make available to the Fund promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Fund; and (g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to the agreement.

Administrative Services: The Advisor shall supervise the business and affairs of the Fund and shall provide such services and facilities as may be required for effective administration of the Fund as are not provided by employees or other agents engaged by the Trust; provided that the Advisor shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between the Fund and the Advisor, any affiliate of the Advisor, or any third party administrator.

Sub-Contractors/ Delegation	The Fund agrees that the Advisor may, at its own expense, subcontract for certain of the services described under this	The Advisor may delegate its investment responsibilities to a sub-advisor.	In connection with the services to be provided by the Advisor under this Agreement, the Advisor may, to the

F2-11

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
	Agreement (including with affiliates of the Advisor) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Advisor shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Advisor.		extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by the Advisor, provided that the Advisor shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by the Advisor or such parties.

Manager of Managers SEC Exemptive Order	The Advisor agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Advisor will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s	Not addressed.	Not addressed.

F2-12

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

Proxy Voting	The Advisor agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.	Not addressed	Not addressed.

Records	The Advisor agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.	Not addressed.	All records required to be maintained and preserved by Fund pursuant to the provisions of rules or regulations of the SEC under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by the Advisor on behalf of the Fund and any other records the parties mutually agree shall be maintained by the Advisor on behalf of the Fund are the property of the Fund and shall be surrendered by the Advisor promptly on request by the Fund; provided that the Advisor may at its own expense make and retain copies of any such records.

F2-13

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
Advisor Expenses	All Funds other than CMG Ultra Short Term Bond Fund: The Advisor shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Advisor (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Advisor, and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.	Not addressed.	Expenses of furnishing all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in the Agreement, and all expenses of establishing, maintaining and servicing the accounts of Unitholders in each Fund. However, the Advisor shall not be required to pay or provide any credit for services provided by Trust’s custodian or other agents without additional cost to the Trust. In the event that the Advisor pays or assumes any expenses of the Trust or a Fund not required to be paid or assumed by the Advisor, the Advisor shall not be obligated to pay or assume the same or similar expenses in the future; provided that nothing contained in the Agreement shall be deemed to relieve the Advisor of any obligation to the Trust or a Fund under any separate agreement or arrangement between the parties.

CMG Ultra Short Term Bond Fund: The Advisor shall pay all operating costs and expenses of the Fund (other than those described in subsection (Part Three (b)) of this Agreement, which shall be paid by the Fund) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other

F2-14

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act, of each class of each series.

Fund Expenses	CMG Ultra Short Term Bond Fund: The Fund shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.	Not addressed.	Except to the extent expressly assumed by the Advisor in the Agreement or under a separate agreement between the Trust and the Advisor and except to the extent required by law to be paid by the Advisor, the Advisor shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to: (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and

F2-15

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
other property; (b) all charges for equipment or services used for obtaining price quotations or for communication between the Advisor or the Trust and the custodian, transfer agent or any other agent selected by the Trust; (c) all charges for administrative and accounting services provided to the Trust by the Advisor, or any other provider of such services; (d) all charges for services of the Trust’s independent auditors and for services to the Trust by legal counsel; (e) all compensation of Trustees, other than those affiliated with the Advisor, all expenses incurred in connection with their services to the Trust, and all expenses of meetings of the Trustees or committees thereof; (f) all expenses incidental to holding meetings of holders of units of interest in the Trust (“Unitholders”), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expenses; (g) all expenses of printing of annual or more frequent revisions of the Trust’s prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus; (h) all expenses related to preparing and transmitting certificates representing Trust shares; (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; (j)

F2-16

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities; (k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; (l) all expenses of registering and maintaining the registration of the Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering the Trust’s shares under the Securities Act of 1933 (the “1933 Act”), of qualifying and maintaining qualification of the Trust and of the Trust’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; (m) all interest on indebtedness, if any, incurred by the Trust or a Fund; and (n) all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization.

Expense Limitations/ Advisor Fee Waivers	Not addressed.	If operating expenses of the Fund for a fiscal year exceed the most restrictive applicable expense limitation imposed by any state in which shares are sold, the Advisor’s fee will be reduced by the excess, but not to less than zero. Operating expenses do not include brokerage, interest, taxes, deferred organization expenses, 12b-1 fees, service fees and extraordinary expenses.	Not addressed.

F2-17

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
Advisor may waive its compensation (and bear expenses of the Fund) to the extent that expenses of the Fund exceed any expense limitation the Advisor declares effective.

Termination/Assignment

May be terminated, with respect to any Fund, by either the Fund or the Advisor at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

Automatically terminates upon assignment, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

		May be terminated without penalty on sixty days’ written notice to the Advisor either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund; (c) shall automatically terminate in the event of its assignment; and (d) may be terminated without penalty by the Advisor on sixty days’ written notice to the Trust	May be terminated at any time, without payment of any penalty, as to any Fund by the Board of Trustees of the Trust, or by a vote of a majority of the outstanding shares of that Fund, upon at least sixty (60) days’ written notice to the Advisor. This Agreement may be terminated by the Advisor at any time upon at least sixty (60) days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the Act).

Amendment	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Advisor and the Trust, on behalf of that Fund.	May be amended in accordance with the 1940 Act.	This Agreement may not be amended as to the Trust or any Fund without the affirmative votes (a) of a majority of the Board, including a majority of those Trustees who are not interested persons of the Trust or of the Advisor, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a majority of the outstanding shares of the Trust or, with respect to an amendment affecting an individual Fund, a majority of the outstanding shares of that Fund.

F2-18

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
Standard of Care	Except for willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties, under this Agreement, neither the Advisor, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors.	In the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor, or reckless disregard of its obligations and duties under the Agreement, the Advisor shall not be subject to any liability to the Trust or the Fund, to any shareholder of the Trust or the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services.	Neither Advisor, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Advisor of its duties under the Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Advisor’s part or from reckless disregard by Advisor of its obligations and duties under this Agreement.

Governing Law	Massachusetts	Not addressed.	Not addressed.

Brokerage/Soft Dollars	To the extent permitted by law, and consistent with its obligation to seek best execution, the Advisor may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Advisor determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Advisor shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.	Not addressed.	In recognition of statistical, research and other information, analysis, advice, and similar services or brokerage services provided by a broker or dealer, the Advisor is authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Advisor determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

F2-19

Provision	Proposed Agreement	Current Agreement for Group 3 Fund	Current Agreement For Group 4 Funds
Principal Transactions	Neither the Advisor, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations SEC orders or published SEC staff guidance.	Not addressed.	Not addressed.

Indemnification	Not addressed	Not addressed.	Not addressed.

Requirement to conduct investment advisory services independently from commercial banking operations	Not addressed	Not addressed.	Not addressed.

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds

Date	N/A	March 31, 2008	March 27, 2006 (Except International Stock Fund, which is dated September 15, 2005, and Strategic Investor Fund, which is dated September 25, 2006)

General Investment-Related Services	The Fund hereby retains the Advisor, and the Advisor hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional	The Investment Advisor will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust for the	The Advisor shall regularly provide the Fund with research, advice, and supervision with respect to investment matters and shall furnish continuously an investment program, recommend what securities shall be purchased or sold and what portion of the Fund’s assets shall be held invested or uninvested, subject always to the provisions of the Act and the Fund’s

F2-20

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
	information, or as otherwise established by the Board, which investments, in the Advisor’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Advisor deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Advisor from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Advisor agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Advisor agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Advisor’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request.	Funds. The Investment Advisor will provide the services rendered by it hereunder in accordance with the Funds’ respective investment objectives and policies as stated in the Prospectus. Maintain books and records with respect to the Funds’ securities transactions and will render to the Trust’s Board such periodic and special reports as the Board may request.	Articles of Incorporation and Bylaws, and amendments thereto, which amendments shall be furnished to the Advisor by the Fund. The Advisor shall take any steps necessary or appropriate to carry out its decisions in regard to the foregoing matters and the general conduct of the business of the Fund.

F2-21

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
Sub-Contractors/ Delegation	The Fund agrees that the Advisor may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Advisor) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Advisor shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Advisor.	Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Advisor may retain one or more sub-advisers at the Advisor’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Trust or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Advisor under this Agreement, and the Advisor shall be responsible to the Trust and its Funds for all acts or omissions of any sub-adviser in connection with the performance of the Advisor’s duties hereunder.	Not addressed.

Manager of Managers SEC Exemptive Order	The Advisor agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Advisor will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers	Not addressed.	Not addressed.

F2-22

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.

Proxy Voting	The Advisor agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.	Not addressed.	Not addressed.

Records	The Advisor agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.	Maintain books and records with respect to the Funds’ securities transactions and will render to the Trust’s Board such periodic and special reports as the Board may request.	Not addressed.

F2-23

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
Advisor Expenses	All Funds other than CMG Ultra Short Term Bond Fund: The Advisor shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Advisor (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Advisor, and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.	Expenses of furnishing all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in the Agreement, and all expenses of establishing, maintaining, and servicing the accounts of Unitholders in each Fund. However, the Advisor shall not be required to pay or provide any credit for services provided by Trust’s custodian or other agents without additional cost to the Trust.

The Advisor shall pay or reimburse the Fund for payments made by the Fund for all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expenses of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter,” pursuant to Rule 12b-1 under the Act. The Advisor shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

The Advisor shall not be required to pay any expenses of the Fund other than those enumerated in this Agreement.

	CMG Ultra Short Term Bond Fund: The Advisor shall pay all operating costs and expenses of the Fund (other than those described in subsection (Part Three (b)) of this Agreement, which shall be paid by the Fund) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of		At the request of the Fund, the Advisor shall pay all or a portion of the direct and indirect costs, charges and expenses of or related to the Fund’s business and operations. The Advisor will submit to the Fund on a monthly basis a statement setting forth the cost, charges and expenses paid by the Advisor for the previous month. Upon receipt of the statement, the Fund shall promptly reimburse the Advisor for the costs, charges and expenses.

F2-24

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act, of each class of each series.

Fund Expenses	CMG Ultra Short Term Bond Fund: The Fund shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.	Except to the extent expressly assumed by the Advisor in the Agreement or under a separate agreement between the Trust and the Advisor and except to the extent required by law to be paid by the Advisor, the Advisor shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to: (a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property; (b) all charges for equipment or services used for obtaining price quotations or for	The Fund will assume all costs other than those specifically required to be paid by the Advisor, including the cost of its custodian, legal, auditing, and accounting expenses, disinterested directors’ fees, taxes, and governmental fees, interest, brokers’ commissions, transaction expenses, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports.

F2-25

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
communication between the Advisor or the Trust and the custodian, transfer agent or any other agent selected by the Trust; (c) all charges for administrative and accounting services provided to the Trust by the Advisor, or any other provider of such services; (d) all charges for services of the Trust’s independent auditors and for services to the Trust by legal counsel; (e) all compensation of Trustees, other than those affiliated with the Advisor, all expenses incurred in connection with their services to the Trust and all expenses of meetings of the Trustees or committees thereof; (f) all expenses incidental to holding meetings of holders of Shares (“Unitholders”), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expenses; (g) all expenses of printing of annual or more frequent revisions of the Trust’s Prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised Prospectus; (h) all expenses related to preparing and transmitting certificates representing Shares; (i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; (j) all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities; (k) all taxes and

F2-26

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; (l) all expenses of registering and maintaining the registration of the Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering the Shares under the Securities Act of 1933, as amended, of qualifying and maintaining qualification of the Trust and of the Shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; (m) all interest on indebtedness, if any, incurred by the Trust or a Fund; and (n) all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization.

Expense Limitations/ Adviser Fee Waivers	Not addressed.	Not addressed.	Not addressed.

Termination/ Assignment	May be terminated, with respect to any Fund, by either the Fund or the Advisor at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that	The Agreement may be terminated at any time without payment of any penalty, by the Board of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor.	This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Directors of the Fund, by vote of a majority of the outstanding shares of the Fund, or by the Advisor, on 60 days written notice to the other party.

F2-27

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds

termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

Automatically terminates upon assignment, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

		The Agreement may be terminated by the Advisor on ninety days written notice to the Trust. Automatically terminates upon assignment.	This Agreement shall automatically terminate if it is assigned. The Advisor shall notify the Fund of any change in the officers or directors of the Advisor within a reasonable time after the change.

Amendment	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Advisor and the Trust, on behalf of that Fund.	No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund’s outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.	Not addressed.

Standard of Care	Except for willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties, under this Agreement, neither the Advisor, nor any	The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except the Advisor shall be jointly, but not	The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except a loss resulting from willful malfeasance, bad

F2-28

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
	of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors.	severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.	faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

Governing Law	Massachusetts	Massachusetts	Not addressed.

Brokerage/Soft Dollars	To the extent permitted by law, and consistent with its obligation to seek best execution, the Advisor may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Advisor determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Advisor shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.	Subject to the review of the Board from time to time with respect to the extent and continuation of the policy, the Investment Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Advisor with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to	The Advisor may take into consideration receipt of research and statistical information and other services rendered to the Fund in the allocation of commissions from portfolio brokerage business.

F2-29

Provision	Proposed Agreement	Current Agreement for Group 5 Funds	Current Agreement for Group 6 Funds
the Funds’ principal underwriter, the Investment Advisor or any affiliated person thereof except as permitted by the SEC.

Principal Transactions	Neither the Advisor, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations SEC orders or published SEC staff guidance.	Not addressed.	In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Advisor nor any officer, director, or employee of the Advisor shall act as a principal.

Indemnification	Not addressed	Not addressed.	Not addressed.

Requirement to conduct investment advisory services independently from commercial banking operations	Not addressed	Will maintain a policy and practice of conducting its investment advisory services independently of the commercial banking operations of its affiliates.	Not addressed.

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
Date	N/A	March 27, 2006

General Investment-Related Services	The Fund hereby retains the Advisor, and the Advisor hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives, strategies and policies as from time to time set forth in its then-current prospectus or statement of additional information, or as otherwise established by the Board, which investments, in the Advisor’s discretion, shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to recommend changes to investment objectives, strategies and policies to the Board, as the Advisor	The Advisor shall regularly provide the Trust with research, advice, and supervision with respect to investment matters and shall furnish continuously an investment program, determining what securities shall be purchased or sold and what portion of the Trust’s assets shall be held invested or uninvested, subject always to the provisions of the Act and the Trust’s Declaration of Trust and Bylaws, and amendments thereto, which amendments shall be furnished to the Advisor by the Trust. The Advisor shall take any steps necessary or appropriate to carry out its decisions in regard to the foregoing matters and the general conduct of the business of the Trust.

F2-30

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
deems appropriate; to perform investment research and prepare and make available to the Fund research and statistical data in connection therewith; and to furnish all other services of whatever nature that the Advisor from time to time reasonably determines to be necessary or useful in connection with the investment management of the Fund as provided under this Agreement; subject always to oversight by the Board and the authorized officers of the Fund. The Advisor agrees: (a) to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned (to the extent that such services and functions have not been delegated to a subadviser); and (b) to maintain adequate oversight over any subadvisers hired to provide services and to perform the functions herein mentioned. The Advisor agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Advisor’s performance under this Agreement and will prepare and furnish to the Board such reports, statistical data and other information relating to the investment management of the Fund in such form and at such intervals as the Board may reasonably request.

Sub-Contractors/ Delegation	The Fund agrees that the Advisor may, at its own expense, subcontract for certain of the services described under this Agreement (including with affiliates of the Advisor) with the understanding that the quality and scope of services required to be provided under this Agreement shall not be diminished thereby, and also with the understanding that the Advisor shall obtain such approval from the Board and/or Fund shareholders as is required by applicable law, rules and regulations promulgated thereunder, terms of this Agreement, resolutions of the Board and commitments of the Advisor.	In rendering the services to be provided pursuant to this Agreement, the Advisor may in its discretion, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient and contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Advisor deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Advisor, and no obligation to such person or entity shall be incurred on behalf of the Trust. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the trustees of the Trust, including a majority of the independent trustees, and the shareholders of the Trust.

F2-31

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
Manager of Managers SEC Exemptive Order	The Advisor agrees that, in the event it subcontracts with another party for some or all of the investment management services contemplated by this Agreement with respect to the Fund in reliance on its “manager-of-managers” exemptive order (Investment Company Act Release No. 25664 (July 16, 2002)) or a subsequent order containing such conditions, the Advisor will retain overall supervisory responsibility for the general management and investment of the Fund and, subject to review and approval by the Board, will set the Fund’s overall investment strategies (consistent with the Fund’s then-current prospectus and statement of additional information); evaluate, select and recommend one or more subadvisers to manage all or a portion of the Fund’s assets; when appropriate, allocate and reallocate the Fund’s assets among multiple subadvisers; monitor and evaluate the investment performance of subadvisers; and implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies and restrictions.	Not addressed.

Proxy Voting	The Advisor agrees to vote proxies and to provide or withhold consents, or to provide such support as is required or requested by the Board in conjunction with voting proxies and providing or withholding consents, solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time, as directed by the Board from time to time.	Not addressed.

Records	The Advisor agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund, including with respect to the acquisition or disposition of securities. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records that it maintains for each Fund under this Agreement are the property of the Registrant and further agrees to surrender promptly to the Registrant any of such records upon request.	Not addressed.

F2-32

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
Advisor Expenses

All Funds other than CMG Ultra Short Term Bond Fund: The Advisor shall (a) furnish at its expense such office space, supplies, facilities, equipment, clerical help and other personnel and services as are required to render the services contemplated to be provided by it pursuant to this Agreement and (b) pay the compensation of the trustees or officers of the Fund who are directors, officers or employees of the Advisor (except to the extent the Board of the Fund shall have specifically approved the payment by the Fund of all or a portion of the compensation of the Fund’s chief compliance officer or other officer(s)). Except to the extent expressly assumed by the Advisor, and except to the extent required by law to be paid or reimbursed by the Advisor, the Advisor shall have no duty to pay any Fund operating expenses incurred in the organization and operation of the Fund.

CMG Ultra Short Term Bond Fund: The Advisor shall pay all operating costs and expenses of the Fund (other than those described in subsection (Part Three (b)) of this Agreement, which shall be paid by the Fund) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the Act, of each class of each series.

The Advisor shall pay all operating costs and expenses of the Funds (other than disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund), including custodian fees, transfer agent fees, legal fees for the Funds, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust’s registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to “be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter” pursuant to Rule 12b-1 under the 1940 Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

F2-33

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
Fund Expenses	CMG Ultra Short Term Bond Fund: The Fund shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.	The Trust shall not be required to pay any expenses of the Fund other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by the Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

Expense Limitations/ Adviser Fee Waivers	Not addressed.	Not addressed.

Termination/ Assignment

May be terminated, with respect to any Fund, by either the Fund or the Advisor at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Fund.

Automatically terminates upon assignment, unless the SEC issues an order exempting such assignment from the provisions of the 1940 Act requiring such termination, in which case this Agreement shall remain in full force and effect, subject to the terms of such order.

This Agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust, by vote of a majority of the outstanding shares of the Fund, or by the Advisor, on 60 days written notice to the other party.

This Agreement shall automatically terminate if it is assigned. The Advisor shall notify the Trust of any change in the officers or directors of the Advisor within a reasonable time after the change.

Amendment	Except as prohibited by the 1940 Act, this Agreement may be amended with respect to any Fund upon written agreement of the Advisor and the Trust, on behalf of that Fund.	Not addressed.

Standard of Care	Except for willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties, or reckless disregard by the Advisor of its obligations and duties, under this Agreement, neither the Advisor, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors.	The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under this Agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the

F2-34

Provision	Proposed Agreement	Current Agreement for Group 7 Fund
agreement shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

Governing Law	Massachusetts	Not addressed.

Brokerage/Soft Dollars	To the extent permitted by law, and consistent with its obligation to seek best execution, the Advisor may, except where otherwise directed by the Board, execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Advisor determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Advisor’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Advisor shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker dealers through which transactions are executed.	The Advisor may take into consideration receipt of research and statistical information and other services rendered to the Trust in the allocation of commissions from portfolio brokerage business.

Principal Transactions	Neither the Advisor, nor any officer, Board member or employee thereof or of the Fund, shall knowingly sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations SEC orders or published SEC staff guidance.	In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Advisor nor any officer, director, or employee of the Advisor shall act as a principal.

Indemnification	Not addressed	Not addressed.

Requirement to conduct investment advisory services independently from commercial banking operations	Not addressed	Not addressed.

F2-35

APPENDIX F-3

Form of Proposed Subadvisory Agreement

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT, dated this [—] day of [—], 2010, by and among [RIVERSOURCE INVESTMENTS, LLC], a [Minnesota limited liability company] (the “Adviser”), NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC., a company incorporated under the laws of the State of Delaware (the “Sub-Adviser”) and COLUMBIA FUNDS SERIES TRUST I (the “Trust”), on behalf of COLUMBIA LIBERTY FUND (the “Fund”).

WITNESSETH:

WHEREAS, the Adviser provides the Fund, a series of the Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), investment advisory services pursuant to the terms and conditions of an investment management services agreement dated [—], 2010 (the “Advisory Agreement”), between the Adviser and the Trust, on behalf of the Fund and its other series; and

WHEREAS, the Sub-Adviser is willing to provide services to the Adviser on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

Duties of the Sub-Adviser. Subject to the supervision of the Trustees of the Trust and the Adviser, the Sub-Adviser will: (a) manage the investment of a portion of the assets of the Fund, as determined by the Adviser, in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s then current Prospectus (the “Prospectus”) and Statement of Additional Information (the “Statement”), and in compliance with the 1940 Act and the rules, regulations and orders thereunder; (b) place purchase and sale orders for portfolio transactions for the Fund; (c) evaluate such economic, statistical and financial information and undertake such investment research as it shall believe advisable; (d) employ professional portfolio managers to provide research services to the Fund; and (e) report results to the Board of Trustees of the Trust. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with its activities under this Agreement, including, without limitation, information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s affairs.

Should the Trustees of the Trust or the Adviser at any time make any determination as to investment policy and notify the Sub-Adviser thereof in writing, the Sub-Adviser shall be bound by such determination for the period, if any, specified in such notice or until notified that such determination has been revoked. Further, the Adviser or the Trustees of the Trust may at any time, upon written notice to the Sub-Adviser, suspend or restrict the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold and what portion, if any, of the Fund’s assets shall be held uninvested. It is understood that the Adviser undertakes to discuss with the Sub-Adviser any such determinations of investment policy and any such suspension or restrictions on the right of the Sub-Adviser to determine what assets of the Fund shall be purchased or sold or held uninvested, prior to the implementation thereof.

Certain Information to the Sub-Adviser. Copies of the Prospectus and the Statement have been or will be delivered to the Sub-Adviser. The Adviser agrees to notify the Sub-Adviser of each change in the investment policies of the Fund and to provide to the Sub-Adviser as promptly as practicable copies of all amendments and

F3-1

supplements to the Prospectus and the Statement. In addition, the Adviser will promptly provide the Sub-Adviser with any procedures applicable to the Sub-Adviser adopted from time to time by the Trustees of the Trust and agrees to provide promptly to the Sub-Adviser copies of all amendments thereto.

Execution of Certain Documents. Subject to any other written instructions of the Adviser and the Trustees of the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact to execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund.

Reports. The Sub-Adviser shall furnish to the Trustees of the Trust or the Adviser, or both, as may be appropriate, quarterly reports of its activities on behalf of the Fund, as required by applicable law or as otherwise reasonably requested from time to time by the Trustees of the Trust or the Adviser, and such additional information, reports, evaluations, analyses and opinions as the Trustees of the Trust or the Adviser, as appropriate, may reasonably request from time to time.

Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay to the Sub-Adviser compensation, computed and paid monthly in arrears in U.S. dollars, at an annual rate of 0.40% of the average daily net asset value of the portion of the Fund’s assets under management by the Sub-Adviser. If the Sub-Adviser shall serve for less than the whole of any month, the compensation payable to the Sub-Adviser with respect to the Fund will be prorated. The Sub-Adviser will pay its expenses incurred in performing its duties under this Agreement. Neither the Trust nor the Fund shall be liable to the Sub-Adviser for the compensation of the Sub-Adviser. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Prospectus and/or Statement.

Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties and obligations hereunder. The Trust, on behalf of the Fund, may enforce any obligations of the Sub-Adviser under this Agreement and may recover directly from the Sub-Adviser for any liability it may have to the Fund.

Activities of the Sub-Adviser. The services of the Sub-Adviser to the Fund are not deemed to be exclusive, the Sub-Adviser being free to render investment advisory and/or other services to others.

Covenants of the Sub-Adviser. The Sub-Adviser agrees that it (a) will not deal with itself, “affiliated persons” of the Sub-Adviser, the Trustees of the Trust or the Fund’s distributor, as principals, agents, brokers or dealers in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act and the rules, regulations and orders thereunder and subject to the prior written approval of the Adviser, and except in accordance with Rule 17e-l procedures as approved by the Trustees from time to time and (b) will comply with all other provisions of the then-current Prospectus and Statement relative to the Sub-Adviser and its trustees, officers, employees and affiliates.

Representations, Warranties and Additional Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

It (i) is registered as an investment adviser under the U.S. Investment Advisers Act of 1940 (the “Advisers Act”), is authorized to undertake investment business in the U.S. and is registered under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other

F3-2

applicable Federal or State requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will immediately notify the Adviser in writing of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) will immediately notify the Adviser in writing of any change of control of the Sub-Adviser or any parent of the Sub-Adviser resulting in an “assignment” of this Agreement.

It will maintain, keep current and preserve on behalf of the Fund, in the manner and for the periods of time required or permitted by the 1940 Act and the rules, regulations and orders thereunder and the Advisers Act and the rules, regulations and orders thereunder, records relating to investment transactions made by the Sub-Adviser for the Fund as may be reasonably requested by the Adviser or the Fund from time to time. The Sub-Adviser agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics, and upon any amendment to such code of ethics, promptly provide such amendment. At least annually the Sub-Adviser will provide the Trust and the Adviser with a certificate signed by the chief compliance officer (or the person performing such function) of the Sub-Adviser certifying, to the best of his or her knowledge, compliance with the code of ethics during the immediately preceding twelve (12) month period, including any material violations of or amendments to the code of ethics or the administration thereof.

It has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (the “SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser and the Trust.

Duration and Termination of this Agreement. This Agreement shall become effective on the date first above written and shall govern the relations between the parties hereto thereafter, and shall remain in force until the second anniversary of the date of its execution and from year to year thereafter but only so long as its continuance is “specifically approved at least annually” by the Board of Trustees of the Trust or by “vote of a majority of the outstanding voting securities” of the Fund. This Agreement may be terminated at any time without penalty on sixty days’ written notice to the Sub-Adviser by vote of the Board of Trustees of the Trust, by “vote of a majority of the outstanding voting securities” of the Fund, or by the Adviser. This Agreement also may be terminated at any time without penalty by the Sub-Advisor on ninety days’ written notice to the Adviser and Trust. This Agreement shall automatically terminate in the event of its “assignment” or in the event that the Advisory Agreement shall have terminated for any reason.

Amendments to this Agreement. This Agreement may be amended in accordance with the 1940 Act.

Certain Definitions. The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “control”, “affiliated persons” and “interested person”, when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the 1940 Act and the rules, regulations and orders thereunder, subject, however, to such exemptions as may be granted by the SEC under the 1940 Act.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser pursuant to Section 9 hereof shall survive for the duration of this Agreement and the Sub-Adviser shall immediately notify, but in no event later than five (5) business days, the Adviser in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

Miscellaneous. This Agreement shall be governed by and construed in accordance with the internal laws of The Commonwealth of Massachusetts. All notices provided for by this Agreement shall be in writing and shall

F3-3

be deemed given when received, against appropriate receipt, by the Sub-Adviser’s Secretary in the case of the Sub-Adviser, the Adviser’s General Counsel in the case of the Adviser, and the Trust’s Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The section headings of this Agreement are for convenience of reference and do not constitute a part hereof.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, and their respective seals to be hereto affixed, all as of the day and year first written above.

[RIVERSOURCE INVESTMENTS, LLC]

By:
Name
Title:

NORDEA INVESTMENT MANAGEMENT NORTH AMERICA, INC.

By:
Name:
Title:

By:
Name:
Title:

COLUMBIA FUNDS SERIES TRUST I, in behalf of its Columbia Liberty Fund series

By:
Name:
Title:

A copy of the Agreement and Declaration of Trust of the Trust, as amended or restated from time to time, is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Trust in his or her capacity as an officer or trustee of the Trust and not individually, and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders of the Trust individually, but are binding only upon the assets and property of the Fund.

F3-4

APPENDIX G

Fee Rates Payable Under the Current and Proposed Advisory Agreements

and the Current and Proposed Subadvisory Agreements

Fee Rates Payable Under the Current and Proposed Advisory Agreements

The following table shows each Fund’s contractual advisory fee rate payable to Columbia under the Current Advisory Agreements and the contractual advisory fee rate that would be payable to RiverSource under the Proposed Advisory Agreements. The advisory fee rate payable to Columbia under each Current Advisory Agreement is identical to the fee rate that would be payable to RiverSource under the corresponding Proposed Advisory Agreement.

Fund	Assets	Rate of Fee[1]
CMG Ultra Short Term Bond Fund	On all assets	0.25%[2]

Columbia Asset Allocation Fund	First $500 million	0.65%
	Next $500 million	0.60%
	Next $500 million	0.55%
	Next $1.5 billion	0.50%
	Next $3 billion	0.48%
	In excess of $6 billion	0.46%

Columbia Balanced Fund	All assets	0.50%

Columbia Blended Equity Fund	First $500 million	0.75%
	Next $500 million	0.57%
	Next $500 million	0.52%
	Next $1.5 billion	0.47%
	Next $3 billion	0.45%
	In excess of $6 billion	0.43%

Columbia Bond Fund	First $500 million	0.65%
	Next $500 million	0.35%
	Next $500 million	0.32%
	Next $1.5 billion	0.29%
	Next $3 billion	0.28%
	In excess of $6 billion	0.27%

Columbia California Tax-Exempt Fund	First $1 billion	0.50%
Columbia Connecticut Tax-Exempt Fund	Next $2 billion	0.45%
Columbia Massachusetts Tax-Exempt Fund	In excess of $3 billion	0.40%
Columbia New York Tax-Exempt Fund

[1]	Annual rates based on a percentage of the Fund’s average daily net assets.
[2]

Unified fee that includes all the costs and expenses of the Fund (other than extraordinary expenses and other expenses noted in the CMG Ultra Short Term Bond Fund prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees, and other expenses.

Fund	Assets	Rate of Fee[1]
Columbia Connecticut Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia Conservative High Yield Fund	First $500 million	0.60%
	Next $500 million	0.55%
	Next $500 million	0.52%
	In excess of $1.5 billion	0.49%

Columbia Contrarian Core	First $500 million	0.70%
Columbia Disciplined Value Fund	Next $500 million	0.65%
Columbia Dividend Income Fund	Next $500 million	0.60%
	Next $1.5 billion	0.55%
	Next $3 billion	0.53%
	In excess of $6 billion	0.51%

Columbia Core Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia Emerging Markets Fund	First $750 million	1.15%
	Next $250 million	1.00%
	Next $500 million	0.67%
	Next $1.5 billion	0.62%
	Next $3 billion	0.57%
	In excess of $6 billion	0.52%

Columbia Energy and Natural Resources Fund	First $500 million	0.60%
	Next $500 million	0.60%
	Next $500 million	0.52%
	Next $1.5 billion	0.47%
	Next $3 billion	0.45%
	In excess of $6 billion	0.43%

Columbia Federal Securities Fund	First $500 million	0.53%
	Next $500 million	0.48%
	Next $500 million	0.45%
	Next $1.5 billion	0.42%
	Next $3 billion	0.41%
	In excess of $6 billion	0.40%

Columbia Greater China Fund	First $500 million	0.95%
	Next $500 million	0.95%
	Next $500 million	0.87%
	Next $1.5 billion	0.82%
	Next $3 billion	0.77%
	In excess of $6 billion	0.72%

Fund	Assets	Rate of Fee[1]
Columbia High Yield Municipal Fund	First $100 million	0.450%
	Next $100 million	0.425%
	In excess of $200 million	0.400%

Columbia High Yield Opportunity Fund	First $500 million	0.60%
	Next $500 million	0.55%
	Next $500 million	0.52%
	In excess of $1.5 billion	0.49%

Columbia Income Fund	First $500 million	0.420%
	Next $500 million	0.375%
	Next $500 million	0.370%
	Next $1.5 billion	0.340%
	Next $3 billion	0.330%
	In excess of $6 billion	0.320%

Columbia Intermediate Bond Fund	First $500 million	0.35%
	Next $500 million	0.35%
	Next $500 million	0.30%
	Next $1.5 billion	0.29%
	Next $3 billion	0.28%
	In excess of $6 billion	0.27%

Columbia Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia International Bond Fund	First $500 million	0.55%
	Next $500 million	0.50%
	Next $500 million	0.47%
	In excess of $1.5 billion	0.44%

Columbia International Growth Fund	First $500 million	0.95%
	Next $500 million	0.62%
	Next $500 million	0.57%
	Next $1.5 billion	0.52%
	Next $3 billion	0.50%
	In excess of $6 billion	0.48%

Columbia International Stock Fund	First $500 million	0.87%
	Next $500 million	0.82%
	Next $500 million	0.77%
	Next $1.5 billion	0.72%
	Next $3 billion	0.70%
	In excess of $6 billion	0.68%

Columbia Large Cap Growth Fund	First $200 million	0.700%
	Next $300 million	0.575%
	In excess of $500 million	0.450%

Fund	Assets	Rate of Fee[1]
Columbia Liberty Fund	First $1 billion	0.55%
	Next $500 million	0.50%
	In excess of $1.5 billion	0.45%

Columbia Massachusetts Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia Mid Cap Core Fund	First $500 million	0.65%
	Next $500 million	0.65%
	Next $500 million	0.57%
	Next $1.5 billion	0.52%
	Next $3 billion	0.52%
	In excess of $6 billion	0.52%

Columbia Mid Cap Growth Fund	First $500 million	0.82%
	Next $500 million	0.75%
	Next $500 million	0.72%
	In excess of $1.5 billion	0.67%

Columbia New Jersey Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia New York Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Columbia Oregon Intermediate Municipal Bond Fund	All assets	0.50%

Columbia Pacific/Asia Fund	First $500 million	0.75%
	Next $500 million	0.75%
	Next $500 million	0.67%
	Next $1.5 billion	0.62%
	Next $3 billion	0.57%
	In excess of $6 billion	0.52%

Columbia Real Estate Equity Fund	All assets	0.75%

Columbia Rhode Island Intermediate Municipal Bond Fund	First $500 million	0.48%
	Next $500 million	0.43%
	Next $500 million	0.40%
	Next $1.5 billion	0.37%
	Next $3 billion	0.36%
	In excess of $6 billion	0.35%

Fund	Assets	Rate of Fee[1]
Columbia Select Large Cap Growth Fund	First $500 million	0.75%
	Next $500 million	0.75%
	Next $500 million	0.52%
	Next $1.5 billion	0.47%
	Next $3 billion	0.45%
	In excess of $6 billion	0.43%

Columbia Select Opportunities Fund	First $500 million	0.75%
	Next $500 million	0.57%
	Next $500 million	0.52%
	Next $1.5 billion	0.47%
	Next $3 billion	0.45%
	In excess of $6 billion	0.43%

Columbia Select Small Cap Fund	First $500 million	0.75%
	Next $500 million	0.75%
	Next $500 million	0.62%
	Next $1.5 billion	0.62%
	Next $3 billion	0.62%
	In excess of $6 billion	0.62%

Columbia Short-Intermediate Bond Fund	First $500 million	0.35%
	Next $500 million	0.35%
	Next $500 million	0.30%
	Next $1.5 billion	0.29%
	Next $3 billion	0.28%
	In excess of $6 billion	0.27%

Columbia Small Cap Core Fund	First $500 million	0.75%
	Next $500 million	0.70%
	Next $500 million	0.65%
	Next $500 million	0.60%
	In excess of $2 billion	0.55%

Columbia Small Cap Growth Fund I	First $500 million	0.87%
	Next $500 million	0.82%
	In excess of $1 billion	0.77%

Columbia Small Cap Value Fund I	First $500 million	0.80%
	Next $500 million	0.75%
	In excess of $1 billion	0.70%

Columbia Strategic Income Fund	First $500 million	0.60%
	Next $500 million	0.55%
	Next $500 million	0.52%
	In excess of $1.5 billion	0.49%

Columbia Strategic Investor Fund	First $500 million	0.60%
	Next $500 million	0.55%
	In excess of $1 billion	0.50%

Fund	Assets	Rate of Fee[1]
Columbia Tax-Exempt Fund	First $500 million	0.55%
	Next $500 million	0.50%
	Next $500 million	0.47%
	Next $1.5 billion	0.44%
	Next $3 billion	0.43%
	In excess of $6 billion	0.42%

Columbia Technology Fund	First $500 million	0.87%
	Next $500 million	0.82%
	In excess of $1 billion	0.77%

Columbia U.S. Treasury Index Fund	All assets	0.10%

Columbia Value and Restructuring Fund	First $10 billion	0.60%
	Next $500 million	0.43%
	Next $500 million	0.43%
	Next $1.5 billion	0.43%
	Next $3 billion	0.43%
	In excess of $15.5 billion	0.43%

Columbia World Equity Fund	First $1 billion	0.40%
	In excess of $1 billion	0.35%

Fee Rates Payable Under the Current and Proposed Subadvisory Agreements

The following table shows the Subadvised Fund’s contractual subadvisory fee rate payable to Nordea under the Current Subadvisory Agreement and the contractual advisory fee rate that would be payable to Nordea under the Proposed Subadvisory Agreement. The advisory fee rate payable to Nordea under the Current Subadvisory Agreement is identical to the fee rate that would be payable to Nordea under the corresponding Proposed Subadvisory Agreement.

Subadvised Fund	Subadviser	Subadvisory Fee
Columbia Liberty Fund	Nordea	0.40	%*

*	This is an annual rate of the average daily net asset value of the portion of the Fund’s assets under management by Nordea.

APPENDIX H

Amounts Paid by Each Fund to Columbia and Affiliates

The following table indicates amounts paid by each Fund to Columbia and affiliates of Columbia and fees reimbursed or waived by Columbia or such affiliates during the Fund’s last fiscal year.

Fund	Management Fees ($)	Fees Reimbursed or Waived by Columbia or Columbia Affiliates ($)	Administration Fees ($)	Distribution Fees[1] ($)	Service Fees[1] ($)	Shareholder Account Service Fees[1] ($)	Transfer Agent Fees ($)	Fiscal Year Ended
CMG Ultra Short Term Bond Fund[2]	346,249	58,864	N/A	N/A	N/A	N/A	N/A	7/31/2009
Columbia Asset Allocation Fund	1,317,805	454,903	135,835	37,332	28,826	313,253	340,395	9/30/2009
Columbia Balanced Fund	884,961	0	N/A	91,875	59,277	N/A	227,539	8/31/2009
Columbia Blended Equity Fund	1,672,580	95,811	263,125	239	255	N/A	247,843	3/31/2009
Columbia Bond Fund	3,357,269	1,177,644	678,588	1,950	3,193	N/A	246,192	3/31/2009
Columbia California Tax-Exempt Fund	2,020,284	149,599	N/A	250,555	714,370	N/A	117,045	10/31/2009
Columbia Connecticut Intermediate Municipal Bond Fund	1,091,965	378,151	152,420	70,392	57,080	26,408	33,012	10/31/2009
Columbia Connecticut Tax-Exempt Fund	462,542	193,109	N/A	157,875	222,316	N/A	49,942	10/31/2009
Columbia Conservative High Yield Fund	2,918,130	32,778	N/A	384,992	283,053	N/A	691,922	8/31/2009
Columbia Contrarian Core Fund	2,110,310	318,233	201,987	44,235	49,816	299,111	398,862	9/30/2009
Columbia Core Bond Fund	6,560,169	2,358,584	1,008,173	158,921	172,511	29,016	753,575	4/30/2009
Columbia Disciplined Value Fund	1,906,835	0	182,490	30,705	36,244	191,682	434,859	9/30/2009
Columbia Dividend Income Fund	8,227,244	791,034	836,788	387,637	939,961	179,754	930,975	9/30/2009
Columbia Emerging Markets Fund	6,822,851	962,113	1,001,669	2,411	4,891	N/A	856,279	3/31/2009
Columbia Energy and Natural Resources Fund	3,524,919	254,984	765,650	25,796	40,197	N/A	1,173,512	3/31/2009
Columbia Federal Securities Fund	3,446,020	153,620	N/A	367,363	1,472,751	N/A	755,300	8/31/2009
Columbia Greater China Fund	1,676,914	0	N/A	315,996	359,428	N/A	371,232	8/31/2009
Columbia High Yield Municipal Fund	2,421,629	13,371	661,657	135,502	159,971	N/A	517,687	6/30/2009
Columbia High Yield Opportunity Fund	1,848,657	17,328	N/A	314,925	506,613	N/A	414,608	5/31/2009
Columbia Income Fund	2,165,208	17,457	675,654	168,119	273,737	N/A	732,382	3/31/2009
Columbia Intermediate Bond Fund	7,167,840	229,647	3,373,301	782,637	647,850	N/A	2,973,276	3/31/2009
Columbia Intermediate Municipal Bond Fund	10,049,028	270,239	1,638,608	137,650	202,403	15,947	649,065	10/31/2009
Columbia International Bond Fund[3]	20,485	142,545	1,862	66	103	N/A	3,574	5/31/2009
Columbia International Growth Fund	3,878,459	176,347	687,667	328	400	N/A	629,756	3/31/2009
Columbia International Stock Fund	4,361,396	295,505	N/A	136,800	379,682	N/A	912,216	8/31/2009
Columbia Large Cap Growth Fund	5,877,711	0	555,279	358,649	452,858	380,511	2,382,342	9/30/2009

H-1

Fund	Management Fees ($)	Fees Reimbursed or Waived by Columbia or Columbia Affiliates ($)	Administration Fees ($)	Distribution Fees[1] ($)	Service Fees[1] ($)	Shareholder Account Service Fees[1] ($)	Transfer Agent Fees ($)	Fiscal Year Ended
Columbia Liberty Fund	1,869,229	0	N/A	138,862	817,071	N/A	660,040	9/30/2009
Columbia Massachusetts Intermediate Municipal Bond Fund	1,610,500	429,228	224,799	57,798	58,572	58,747	28,295	10/31/2009
Columbia Massachusetts Tax-Exempt Fund	658,411	148,809	N/A	138,509	302,621	N/A	61,637	10/31/2009
Columbia Mid Cap Core Fund	1,037,408	72,331	177,550	8,457	282	N/A	151,052	3/31/2009
Columbia Mid-Cap Growth Fund	7,193,675	0	N/A	137,192	155,920	50,991	1,272,973	8/31/2009
Columbia New Jersey Intermediate Municipal Bond Fund	350,495	252,059	48,923	36,340	22,599	5,583	14,826	10/31/2009
Columbia New York Intermediate Municipal Bond Fund	1,447,859	402,869	202,097	39,601	27,434	17,583	28,390	10/31/2009
Columbia New York Tax-Exempt Fund	334,848	194,399	N/A	131,905	161,535	N/A	40,405	10/31/2009
Columbia Oregon Intermediate Municipal Bond Fund	2,043,052	595,741	N/A	71,723	54,350	N/A	193,107	8/31/2009
Columbia Pacific/Asia Fund	634,182	67,447	85,238	626	354	N/A	23,364	3/31/2009
Columbia Real Estate Equity Fund	1,670,236	0	N/A	53,076	53,508	N/A	387,916	8/31/2009
Columbia Rhode Island Intermediate Municipal Bond Fund	525,720	259,176	73,382	11,531	11,239	0	8,199	10/31/2009
Columbia Select Large Cap Growth Fund	7,032,799	394,599	1,291,853	5,804	56,865	N/A	1,374,055	3/31/2009
Columbia Select Opportunities Fund	2,266,417	671,941	370,056	2,017	4,132	N/A	128,842	3/31/2009
Columbia Select Small Cap Fund	4,041,266	233,138	690,826	46,564	27,105	N/A	913,375	3/31/2009
Columbia Short-Intermediate Bond Fund	1,395,277	159,376	500,333	720	695	N/A	561,419	3/31/2009
Columbia Small Cap Core Fund	3,382,545	0	302,523	230,152	260,556	191,678	687,612	9/30/2009
Columbia Small Cap Growth Fund I	3,216,309	109,017	N/A	73,354	123,755	N/A	533,543	8/31/2009
Columbia Small Cap Value Fund I	6,138,109	0	N/A	633,380	1,313,094	N/A	1,768,390	6/30/2009
Columbia Strategic Income Fund	9,937,336	188,819	N/A	2,258,167	2,851,845	N/A	2,367,472	5/31/2009
Columbia Strategic Investor Fund	4,131,661	1,606,165	1,058,644	336,321	482,367	N/A	2,488,958	8/31/2009
Columbia Tax-Exempt Fund	10,701,653	45,281	N/A	343,467	2,761,090	N/A	1,548,759	11/30/2009
Columbia Technology Fund	2,084,965	169,244	N/A	224,652	270,204	N/A	583,249	8/31/2009
Columbia U.S. Treasury Index Fund	360,167	408,517	1,080,502	186,907	182,123	N/A	N/A	3/31/2009
Columbia Value and Restructuring Fund	45,997,660	3,327,593	11,411,391	538,796	599,803	N/A	11,567,556	3/31/2009
Columbia World Equity Fund	233,500	38,530	145,963	22,011	146,575	N/A	160,147	3/31/2009

[1]	Distribution, Service and Shareholder account fees shown are gross fees and are exclusive of any waivers or reimbursements.
[2]

Unified fee that includes all the costs and expenses of the Fund (other than extraordinary expenses and other expenses noted in the CMG Ultra Short Term Bond Fund prospectus), including accounting expenses (other than audit fees), legal fees for the Fund, transfer agent and custodian fees and other expenses.

[3]	Columbia International Bond Fund commenced investment operations on December 1, 2008.

H-2

APPENDIX I

Share Ownership of Trustees/Nominees

Beneficial Ownership of Equity Securities by the Trustees and Nominees in the Funds and in Family of Investment Companies

The tables below show the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all funds in the Funds’ “Family of Investment Companies” (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Trustee and Nominee as of October 31, 2009.

Share Ownership of Nominees

Name of Trustee	CMG Ultra Short Term Bond Fund	Columbia Asset Allocation Fund	Columbia Balanced Fund	Columbia Blended Equity Fund	Columbia Bond Fund	Columbia California Tax-Exempt Fund	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Connecticut Tax-Exempt Fund	Columbia Conservative High Yield Fund
John D. Collins	$0	$0	$0	$10,001-50,000	$0	$0	$0	$0	$0
Rodman L. Drake	$0	$0	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	$0	$0	$0	$0	$0	$0	$0	$0
Janet Langford Kelly	$0	$0	$0	$0	$0	$0	$0	$0	$0
William Mayer[1]	$0	$0	$0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$0	$50,001-$100,000	$0	$0	$0	$0	$0	$0	$0
John J. Neuhauser	$0	$0	$0	$0	$0	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia Contrarian Core Fund	Columbia Core Bond Fund	Columbia Disciplined Value Fund	Columbia Dividend Income Fund	Columbia Emerging Markets Fund	Columbia Energy and Natural Resources Fund	Columbia Federal Securities Fund	Columbia Greater China Fund
John D. Collins	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0
Rodman L. Drake	$0	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	$0	$0	$0	Over $100,000	$0	$0	Over $100,000
Janet Langford Kelly	$0	$0	$0	$0	$0	$0	$0	$0
William Mayer[1]	$0	$0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$0	$0	$0	$0	$0	$0	$0	$0
John J. Neuhauser	$0	$0	$0	$0	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$0	$0	$0	$0	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia High Yield Municipal Fund	Columbia High Yield Opportunity Fund	Columbia Income Fund	Columbia Intermediate Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia International Bond Fund	Columbia International Growth Fund	Columbia International Stock Fund
John D. Collins	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0
Rodman L. Drake	$0	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	Over $100,000	$0	$0	$0	$0	$0	$0
Janet Langford Kelly	$0	$0	$0	$0	$0	$0	$0	$0
William Mayer[1]	$0	$0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$0	$50,001-$100,000	Over $100,000	Over $100,000	Over $100,000	$0	$0	$50,001-$100,000
John J. Neuhauser	$0	$0	$0	$0	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$0	$0	$0	$0	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia Large Cap Growth Fund	Columbia Liberty Fund	Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia Massachusetts Tax-Exempt Fund	Columbia Mid Cap Core Fund	Columbia Mid Cap Growth Fund	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund
John D. Collins	$0	$0	$0	$0	$0	$0	$0	$0
Rodman L. Drake	$0	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	$0	$0	$0	$0	$0	$0	$0
Janet Langford Kelly	$0	$0	$0	$0	$0	Over $100,000	$0	$0
William Mayer[1]	$0	0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$50,001-$100,000	$0	$0	$0	$0	$50,001-$100,000	$0	$0
John J. Neuhauser	$0	Over $100,000	$0	Over $100,000	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$50,001-$100,000	$0	$0	$0	$0	$10,001-$50,000	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia New York Tax-Exempt Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Pacific/Asia Fund	Columbia Real Estate Equity Fund	Columbia Rhode Island Intermediate Municipal Bond	Columbia Select Large Cap Growth Fund	Columbia Select Opportunities Fund	Columbia Select Small Cap Fund
John D. Collins	$0	$0	$10,001-$50,000	$0	$0	$50,001-$100,000	$10,001-50,000	$0
Rodman L. Drake	$1-10,000	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	$0	$0	$0	$0	$0	$0	$0
Janet Langford Kelly	$0	$0	$0	$0	$0	$0	$0	$0
William Mayer[1]	$0	$0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$0	$0	$0	$0	$0	$0	$0	$0
John J. Neuhauser	$0	$0	$0	$0	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia Short-Intermediate Bond Fund	Columbia Small Cap Core Fund	Columbia Small Cap Growth Fund I	Columbia Small Cap Value Fund I	Columbia Strategic Income Fund	Columbia Strategic Investor Fund	Columbia Tax-Exempt Fund	Columbia Technology Fund
John D. Collins	$0	$0	$0	$0	$0	$0	$0	$0
Rodman L. Drake	$0	$0	$0	$0	$0	$0	$0	$0
Douglas A. Hacker	$0	$0	$0	$0	$0	$0	$0	$0
Janet Langford Kelly	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0
William Mayer[1]	$0	$0	$0	$0	$0	$0	$0	$0
Charles R. Nelson	$0	$0	$0	$0	$0	$0	$0	$0
John J. Neuhauser	$0	$0	$0	$10,001-$50,000	$0	$0	$0	$0
Jonathan Piel	$0	$0	$0	$0	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$0	$0	$0	$0	$0	$0
Thomas C. Theobald	$0	$0	$0	$0	$0	$0	$0	$0
Anne-Lee Verville	$0	$0	$0	$0	$0	$0	$0	$0

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

Name of Trustee	Columbia U.S. Treasury Index Fund	Columbia Value and Restructuring Fund	Columbia World Equity Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Trustee in the Columbia Funds Family
John D. Collins	$0	$10,001-$50,000	$0	Over $100,000	[2]
Rodman L. Drake	$0	$0	$0	Over $100,000	[2]
Douglas A. Hacker	$0	$0	$0	Over $100,000
Janet Langford Kelly	$0	$0	$0	Over $100,000
William Mayer[1]	$0	$0	$0	$10,001-$50,000
Charles R. Nelson	$0	$0	$0	Over $100,000
John J. Neuhauser	$0	$0	$0	Over $100,000
Jonathan Piel	$0	$0	$0	$0
Patrick J. Simpson	$0	$0	$0	Over $100,000	[2]
Thomas C. Theobald	$0	$0	$0	Over $100,000	[2]
Anne-Lee Verville	$0	$0	$0	Over $100,000	[2]

[1]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[2]

Includes the value of compensation payable under the deferred compensation plan that is determined as if the amounts deferred had been invested, as of the date deferred, in shares of one or more funds of the Columbia funds complex as specified by each trustee.

APPENDIX J

COLUMBIA FUNDS

Governance Committee Charter

Governance Committee Charter

(As modified on February 4, 2009)

1.	The Governance Committee (the “Committee”) of the Columbia Funds (the “Funds”) shall be composed entirely of members of the Board of the Funds who are not affiliated with the Funds’ investment adviser, sub-advisers or principal underwriter.

2.	The functions of the Committee are:

(a)	To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

(b)	To review periodically Board governance practices and procedures and to recommend to the Board any changes it may deem appropriate;

(c)	To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

(d)	To review committee chair assignments and committee assignments on an annual basis;

(e)	To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

(f)	To plan and administer the Board’s annual self-evaluation process;

(g)	To consider the structure, operations and effectiveness of the Committee annually;

(h)	To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel’s status as an “independent legal counsel” under applicable SEC rules, and to supervise such counsel; and

(i)	To determine the allocation of responsibility for oversight of the Funds among the various Investment Oversight Committees.

3.	The Committee shall meet as frequently and at such times as circumstances dictate. Minutes shall be kept of the Committee’s meetings.

4.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.	The Committee shall review this charter at least annually and recommend to the Board any changes it deems appropriate.

J-1

APPENDIX K

Executive Officer Information

Biographical Information Regarding Executive Officers of the Funds.

Information regarding the current executive officers of each Fund is shown below. The address of each officer is One Financial Center, Boston, MA 02111.

The following officers are executive officers of each Fund.

Columbia Funds Series Trust I

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964)	President	2009	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer – Columbia Funds, from June 2008 to January 2009; Treasurer – Columbia Funds, October 2003 – May 2008; Treasurer – the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 – December 2006; Senior Vice President – Columbia Management Advisors, LLC, April 2003 – December 2004; President – Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer – Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004 – Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President, Secretary and Chief Legal Officer	2006	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)	Senior Vice President and Chief Compliance Officer	2007	Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Joseph F. DiMaria (Born 1968)	Treasurer and Chief Accounting Officer	2008	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) from May 2003 to October 2004.

Michael G. Clarke (Born 1969)	Senior Vice President and Chief Financial Officer	2009	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor, September 2004 to December 2005; Vice President Fund Administration, June 2002 to September 2004.

Stephen T. Welsh (Born 1957)	Vice President	1996	President and Director, Columbia Management Services, Inc. since July 2004; Managing Director, Columbia Management Distributors, Inc. since August 2007; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Julie B. Lyman (Born 1970)	Vice President	2009	Assistant General Counsel, Bank of America since October 2009 and from October 2006 through May 2009; Managing Director of the Advisor from May 2009 through October 2009; Associate, Kirkpatrick & Lockhart Nicholson Graham LLP (law firm) from April 2004 to October 2006.

Jeffrey R. Coleman (Born 1969)	Deputy Treasurer	2006	Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Julian Quero (Born 1967)	Deputy Treasurer	2003	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Timothy P. Kane (Born 1974)	Assistant Treasurer	2008	Head of Valuation of the Advisor since July 2007; Manager, Accounting Oversight Department of the Advisor since September 2004; Internal Auditor, State Street Corporation (financial services) from June 2004 to September 2004; Senior Auditor, Deloitte (public accounting firm) prior to June 2004.

Kenneth E. O’Connor (Born 1970)	Assistant Treasurer	2008	Head of Mutual Fund Performance of the Advisor since September 2006; Senior Manager, Mutual Fund Performance of the Advisor from 2003 to September 2006.

Name and Year of Birth	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Kathryn Thompson (Born 1967)	Assistant Treasurer	2006	Vice President, Mutual Fund Accounting Oversight of the Advisor since December 2004; Vice President, State Street Corporation (financial services) prior to December 2004.

Philip N. Prefontaine (Born 1948)	Assistant Treasurer	2006	Vice President, Mutual Fund Reporting of the Advisor since November 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. (investment management) prior to November 2004.

Keith E. Stone (Born 1974)	Assistant Treasurer	2006	Vice President, Trustee Reporting of the Advisor since September 2003.

Barry S. Vallan (Born 1969)	Controller	2006	Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Peter T. Fariel (Born 1957)	Assistant Secretary	2006	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

Ryan C. Larrenaga (Born 1970)	Assistant Secretary	2005	Assistant General Counsel, Bank of America since March 2005; Associate, Ropes & Gray LLP (law firm) from 1998 to February 2005.

APPENDIX L

Trustee Compensation

Total Trustees’ fees paid by each Fund to the Trustees are listed below for the Fund’s last fiscal year. No Trustee listed below received pension or retirement benefits accrued as part of any Fund’s expenses in any Fund’s last fiscal year. All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.

Name of Trustee	CMG Ultra Short Term Bond Fund[3]	Columbia Asset Allocation Fund[4]	Columbia Balanced Fund[5]	Columbia Blended Equity Fund[6]	Columbia Bond Fund[7]	Columbia California Tax-Exempt Fund[8]	Columbia Connecticut Intermediate Municipal Bond Fund[9]	Columbia Connecticut Tax-Exempt Fund[10]	Columbia Conservative High Yield Fund[11]
John D. Collins	$1,182	$2,027	$1,566	$1,806	$2,160	$2,596	$1,819	$1,331	$2,776
Rodman L. Drake	$1,400	$2,351	$1,822	$1,872	$2,248	$3,260	$2,292	$1,666	$3,229
Douglas A. Hacker	$1,272	$2,230	$1,713	$2,055	$2,464	$2,827	$1,981	$1,452	$3,036
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$1,267	$2,191	$1,669	$1,975	$2,358	$2,726	$1,907	$1,401	$2,963
Richard W. Lowry[1]	N/A	N/A	N/A	$247	$277	N/A	N/A	N/A	N/A
William Mayer[2]	$1,222	$2,102	$1,615	$1,878	$2,252	$2,693	$1,887	$1,388	$2,868
Charles R. Nelson	$1,337	$2,316	$1,782	$2,094	$2,504	$2,889	$2,024	$1,491	$3,172
John J. Neuhauser	$1,258	$2,146	$1,657	$1,964	$2,357	$2,697	$1,890	$1,388	$2,945
Jonathan Piel	$1,175	$2,014	$1,557	$1,829	$2,193	$2,514	$1,762	$1,294	$2,511
Patrick J. Simpson	$1,250	$2,186	$1,670	$1,955	$2,340	$2,713	$1,901	$1,397	$2,702
Thomas E. Stitzel[1]	N/A	N/A	N/A	$304	$341	N/A	N/A	N/A	N/A
Thomas C. Theobald	$1,584	$2,702	$2,057	$2,829	$3,402	$3,006	$2,097	$1,546	$3,298
Anne-Lee Verville	$1,298	$2,253	$1,729	$2,077	$2,485	$2,810	$1,970	$1,447	$2,802

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates

[3]

During the fiscal year ended July 31, 2009, Mr. Drake deferred $554 of his compensation from CMG Ultra Short Term Bond Fund, Mr. Collins deferred $532 of his compensation from CMG Ultra Short Term Bond Fund, and Mr. Simpson deferred $1,250 of his compensation from CMG Ultra Short Term Bond Fund.

[4]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $1,046 of his compensation from Columbia Asset Allocation Fund, Mr. Collins deferred $1,009 of his compensation from Columbia Asset Allocation Fund, and Mr. Simpson deferred $2,186 of his compensation from Columbia Asset Allocation Fund.

[5]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $800 of his compensation from Columbia Balanced Fund, Mr. Collins deferred $778 of his compensation from Columbia Balanced Fund, and Mr. Simpson deferred $1,670 of his compensation from Columbia Balanced Fund.

[6]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $792 of his compensation from Columbia Blended Equity Fund, Mr. Collins deferred $800 of his compensation from Columbia Blended Equity Fund, Mr. Simpson deferred $1,955 of his compensation from Columbia Blended Equity Fund, and Mr. Stitzel deferred $86 of his compensation from Blended Equity Fund.

[7]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $939 of his compensation from Columbia Bond Fund, Mr. Collins deferred $944 of his compensation from Columbia Bond Fund, Mr. Simpson deferred $2,340 of his compensation from Columbia Bond Fund, and Mr. Stitzel deferred $96 of his compensation from Bond Fund.

[8]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $1,281 of his compensation from Columbia California Tax-Exempt Fund, Mr. Collins deferred $1,233 of his compensation from Columbia California Tax-Exempt Fund, and Mr. Simpson deferred $2,713 of his compensation from Columbia California Tax-Exempt Fund.

[9]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $895 of his compensation from Columbia Connecticut Intermediate Municipal Bond Fund, Mr. Collins deferred $861 of his compensation from Columbia Connecticut Intermediate Municipal Bond Fund, and Mr. Simpson deferred $1,901 of his compensation from Columbia Connecticut Intermediate Municipal Bond Fund.

[10]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $663 of his compensation from Columbia Connecticut Tax-Exempt Fund, Mr. Collins deferred $638 of his compensation from Columbia Connecticut Tax-Exempt Fund, and Mr. Simpson deferred $1,397 of his compensation from Columbia Connecticut Tax-Exempt Fund.

[11]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $1,414 of his compensation from Columbia Conservative High Yield Fund, Mr. Collins deferred $1,377 of his compensation from Columbia Conservative High Yield Fund, and Mr. Simpson deferred $2,702 of his compensation from Columbia Conservative High Yield Fund.

Name of Trustee	Columbia Contrarian Core Fund[12]	Columbia Core Bond Fund[13]	Columbia Disciplined Value Fund[14]	Columbia Dividend Income Fund[15]	Columbia Emerging Markets Fund[16]	Columbia Energy and Natural Resources Fund[17]	Columbia Federal Securities Fund[18]	Columbia Greater China[19]	Columbia High Yield Municipal Fund[20]
John D. Collins	$2,052	$5,019	$2,063	$4,430	$3,500	$2,753	$3,407	$1,645	$2,829
Rodman L. Drake	$2,386	$5,364	$2,390	$5,256	$3,605	$2,868	$4,006	$1,895	$3,088
Douglas A. Hacker	$2,262	$5,690	$2,276	$4,869	$3,977	$3,134	$3,711	$1,805	$3,171
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$2,208	$5,493	$2,225	$4,728	$3,838	$3,007	$3,614	$1,767	$3,111
Richard W. Lowry[1]	N/A	N/A	N/A	N/A	$546	$334	N/A	N/A	N/A
William Mayer[2]	$2,121	$5,245	$2,131	$4,604	$3,639	$2,869	$3,472	$1,712	$3,009
Charles R. Nelson	$2,360	$5,778	$2,373	$5,092	$4,067	$3,197	$3,810	$1,902	$3,285
John J. Neuhauser	$2,177	$5,486	$2,188	$4,719	$3,789	$3,001	$3,560	$1,758	$3,097
Jonathan Piel	$2,046	$5,091	$2,056	$4,423	$3,530	$2,798	$3,339	$1,654	$2,895
Patrick J. Simpson	$2,209	$5,451	$2,221	$4,782	$3,800	$2,983	$3,590	$1,773	$3,067
Thomas E. Stitzel[1]	N/A	N/A	N/A	N/A	$672	$411	N/A	N/A	N/A
Thomas C. Theobald	$2,702	$7,670	$3,429	$5,728	$5,445	$4,308	$4,382	$2,197	$4,285
Anne-Lee Verville	$2,287	$5,712	$2,299	$4,953	$4,042	$3,161	$3,714	$1,837	$3,185

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[12]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $1,431 of his compensation from Columbia Contrarian Core Fund, Mr. Collins deferred $1,170 of his compensation from Columbia Contrarian Core Fund, Mr. Simpson deferred $2,209 of his compensation from Columbia Contrarian Core Fund, and Mr. Theobald deferred $493 of his compensation from Columbia Contrarian Core Fund.

[13]

During the fiscal year ended April 30, 2009, Mr. Drake deferred $2,183 of his compensation from Columbia Core Bond Fund, Mr. Collins deferred $2,112 of his compensation from Columbia Core Bond Fund, and Mr. Simpson deferred $5,451 of his compensation from Columbia Core Bond Fund.

[14]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $1,056 of his compensation from Columbia Disciplined Value Fund, Mr. Collins deferred $1,027 of his compensation from Columbia Disciplined Value Fund, and Mr. Simpson deferred $2,221 of his compensation from Columbia Disciplined Value Fund.

[15]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $2,192 of his compensation from Columbia Dividend Income Fund, Mr. Collins deferred $2,131 of his compensation from Columbia Dividend Income Fund, and Mr. Simpson deferred $4,782 of his compensation from Columbia Dividend Income Fund.

[16]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $1,553 of his compensation from Columbia Emerging Markets Fund, Mr. Collins deferred $1,582 of his compensation from Columbia Emerging Markets Fund, Mr. Simpson deferred $3,800 of his compensation from Columbia Emerging Markets Fund, and Mr. Stitzel deferred $189 of his compensation from Columbia Emerging Markets Fund.

[17]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $1,228 of his compensation from Columbia Energy and Natural Resources Fund, Mr. Collins deferred $1,231 of his compensation from Columbia Energy and Natural Resources Fund, Mr. Simpson deferred $2,983 of his compensation from Columbia Energy and Natural Resources Fund, and Mr. Stitzel deferred $116 of his compensation from Columbia Energy and Natural Resources Fund.

[18]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $2,210 of his compensation from Columbia Federal Securities Fund, Mr. Collins deferred $1,679 of his compensation from Columbia Federal Securities Fund, and Mr. Simpson deferred $3,590 of his compensation from Columbia Federal Securities Fund.

[19]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $845 of his compensation from Columbia Greater China Fund, Mr. Collins deferred $823 of his compensation from Columbia Greater China Fund, and Mr. Simpson deferred $1,773 of his compensation from Columbia Greater China Fund.

[20]

During the fiscal year ended June 30, 2009, Mr. Drake deferred $1,374 of his compensation from Columbia High Yield Municipal Fund, Mr. Collins deferred $1,319 of his compensation from Columbia High Yield Municipal Fund, and Mr. Simpson deferred $3,067 of his compensation from Columbia High Yield Municipal Fund.

Name of Trustee	Columbia High Yield Opportunity Fund[21]	Columbia Income Fund[22]	Columbia Intermediate Bond Fund[23]	Columbia Intermediate Municipal Bond Fund[24]	Columbia International Bond Fund[25]	Columbia International Growth Fund[26]	Columbia International Stock[27]	Columbia Large Cap Growth Fund[28]	Columbia Liberty Fund[29]
John D. Collins	$1,687	$2,271	$6,709	$10,761	$164	$2,355	$3,410	$5,645	$2,362
Rodman L. Drake	$1,799	$2,367	$7,033	$13,560	$177	$2,440	$3,894	$6,532	$2,739
Douglas A. Hacker	$1,914	$2,588	$7,643	$11,707	$183	$2,680	$3,753	$6,229	$2,605
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$1,859	$2,503	$7,376	$11,272	$181	$2,577	$3,687	$6,083	$2,545
Richard W. Lowry[1]	N/A	$271	$657	N/A	N/A	$328	N/A	N/A	N/A
William Mayer[2]	$1,773	$2,371	$7,023	$11,377	$175	$2,451	$3,542	$5,829	$2,434
Charles R. Nelson	$1,965	$2,658	$7,844	$12,196	$177	$2,734	$3,949	$6,490	$2,708
John J. Neuhauser	$1,856	$2,480	$7,353	$11,379	$180	$2,559	$3,648	$5,994	$2,501
Jonathan Piel	$1,726	$2,309	$6,849	$10,611	$164	$2,384	$3,434	$5,632	$2,349
Patrick J. Simpson	$1,831	$2,482	$7,313	$11,461	$175	$2,554	$3,667	$6,069	$2,535
Thomas E. Stitzel[1]	N/A	$357	$868	N/A	N/A	$404	N/A	N/A	N/A
Thomas C. Theobald	$2,575	$3,569	$10,552	$12,668	$233	$3,680	$4,615	$7,509	$3,120
Anne-Lee Verville	$1,922	$2,607	$7,672	$11,862	$181	$2,712	$3,803	$6,288	$2,625

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[21]

During the fiscal year ended May 31, 2009, Mr. Drake deferred $744 of his compensation from Columbia High Yield Opportunity Fund, Mr. Collins deferred $724 of his compensation from Columbia High Yield Opportunity Fund, and Mr. Simpson deferred $1,831 of his compensation from Columbia High Yield Opportunity Fund.

[22]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $997 of his compensation from Columbia Income Fund, Mr. Collins deferred $1,000 of his compensation from Income Fund, Mr. Simpson deferred $2,482 of his compensation from Columbia Income Fund, and Mr. Stitzel deferred $94 of his compensation from Columbia Income Fund.

[23]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $2,969 of his compensation from Columbia Intermediate Bond Fund, Mr. Collins deferred $2,952 of his compensation from Columbia Intermediate Bond Fund, Mr. Simpson deferred $7,313 of his compensation from Columbia Intermediate Bond Fund, and Mr. Stitzel deferred $228 of his compensation from Columbia Intermediate Bond Fund.

[24]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $5,249 of his compensation from Columbia Intermediate Municipal Bond Fund, Mr. Collins deferred $5,048 of his compensation from Columbia Intermediate Municipal Bond Fund, and Mr. Simpson deferred $11,461 of his compensation from Columbia Intermediate Municipal Bond Fund.

[25]

During the fiscal year ended May 31, 2009, Mr. Drake deferred $62 of his compensation from Columbia International Bond Fund, Mr. Collins deferred $57 of his compensation from Columbia International Bond Fund, and Mr. Simpson deferred $175 of his compensation from Columbia International Bond Fund.

[26]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $1,042 of his compensation from Columbia International Growth Fund, Mr. Collins deferred $1,053 of his compensation from Columbia International Growth Fund, Mr. Simpson deferred $2,554 of his compensation from Columbia International Growth Fund, and Mr. Stitzel deferred $114 of his compensation from Columbia International Growth Fund.

[27]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $1,753 of his compensation from Columbia International Stock Fund, Mr. Collins deferred $1,706 of his compensation from Columbia International Stock Fund, and Mr. Simpson deferred $3,667 of his compensation from Columbia International Stock Fund.

[28]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $2,868 of his compensation from Columbia Large Cap Growth Fund, Mr. Collins deferred $2,788 of his compensation from Columbia Large Cap Growth Fund, and Mr. Simpson deferred $6,069 of his compensation from Columbia Large Cap Growth Fund.

[29]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $1,206 of his compensation from Columbia Liberty Fund, Mr. Collins deferred $1,173 of his compensation from Columbia Liberty Fund, and Mr. Simpson deferred $2,535 of his compensation from Columbia Liberty Fund.

Name of Trustee	Columbia Massachusetts Intermediate Municipal Bond Fund[30]	Columbia Massachusetts Tax- Exempt Fund[31]	Columbia Mid Cap Core Fund[32]	Columbia Mid Cap Growth Fund[33]	Columbia New Jersey Intermediate Municipal Bond Fund[34]	Columbia New York Intermediate Municipal Bond Fund[35]	Columbia New York Tax-Exempt Fund[36]	Columbia Oregon Intermediate Municipal Bond Fund[37]	Columbia Pacific/Asia Fund[38]
John D. Collins	$1,280	$1,484	$1,469	$4,834	$1,235	$2,120	$1,226	$2,361	$1,119
Rodman L. Drake	$1,597	$1,860	$1,521	$5,574	$1,549	$2,671	$1,535	$2,772	$1,157
Douglas A. Hacker	$1,394	$1,619	$1,673	$5,308	$1,348	$2,311	$1,338	$2,575	$1,275
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$1,362	$1,562	$1,607	$5,186	$1,299	$2,220	$1,290	$2,503	$1,224
Richard W. Lowry[1]	N/A	N/A	$210	N/A	N/A	N/A	N/A	N/A	$166
William Mayer[2]	$1,351	$1,546	$1,528	$5,011	$1,288	$2,201	$1,278	$2,419	$1,163
Charles R. Nelson	$1,451	$1,661	$1,704	$5,554	$1,383	$2,355	$1,373	$2,657	$1,298
John J. Neuhauser	$1,342	$1,547	$1,596	$5,157	$1,288	$2,207	$1,278	$2,480	$1,215
Jonathan Pie[l]	$1,256	$1,443	$1,486	$4,848	$1,201	$2,056	$1,192	$2,327	$1,131
Patrick J. Simpson	$1,353	$1,557	$1,593	$5,180	$1,297	$2,215	$1,286	$2,500	$1,214
Thomas E. Stitzel1	N/A	N/A	$259	N/A	N/A	N/A	N/A	N/A	$205
Thomas C. Theobald	$1,481	$1,723	$2,301	$6,479	$1,433	$2,462	$1,422	$3,053	$1,754
Anne-Lee Verville	$1,343	$1,613	$1,693	$5,370	$1,343	$2,295	$1,332	$2,587	$1,291

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[30]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $1,256 of his compensation from Columbia Massachusetts Intermediate Municipal Bond Fund, Mr. Collins deferred $663 of his compensation from Columbia Massachusetts Intermediate Municipal Bond Fund, and Mr. Simpson deferred $1,353 of his compensation from Columbia Massachusetts Intermediate Municipal Bond Fund.

[31]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $738 of his compensation from Columbia Massachusetts Tax-Exempt Fund, Mr. Collins deferred $710 of his compensation from Columbia Massachusetts Tax-Exempt Fund, and Mr. Simpson deferred $1,557 of his compensation from Columbia Massachusetts Tax-Exempt Fund.

[32]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $644 of his compensation from Columbia Mid Cap Core Fund, Mr. Collins deferred $652 of his compensation from Columbia Mid Cap Core Fund, Mr. Simpson deferred $1,593 of his compensation from Columbia Mid Cap Core Fund, and Mr. Stitzel deferred $73 of his compensation from Columbia Mid Cap Core Fund.

[33]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $2,456 of his compensation from Columbia Mid Cap Growth Fund, Mr. Collins deferred $2,389 of his compensation from Columbia Mid Cap Growth Fund, and Mr. Simpson deferred $5,180 of his compensation from Columbia Mid Cap Growth Fund.

[34]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $615 of his compensation from Columbia New Jersey Intermediate Municipal Bond Fund, Mr. Collins deferred $592 of his compensation from Columbia New Jersey Intermediate Municipal Bond Fund, and Mr. Simpson deferred $1,297 of his compensation from Columbia New Jersey Intermediate Municipal Bond Fund.

[35]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $1,035 of his compensation from Columbia New York Intermediate Municipal Bond Fund, Mr. Collins deferred $995 of his compensation from Columbia New York Intermediate Municipal Bond Fund, and Mr. Simpson deferred $2,215 of his compensation from Columbia New York Intermediate Municipal Bond Fund.

[36]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $611 of his compensation from Columbia New York Tax-Exempt Fund, Mr. Collins deferred $589 of his compensation from Columbia New York Tax-Exempt Fund, and Mr. Simpson deferred $1,286 of his compensation from Columbia New York Tax-Exempt Fund.

[37]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $1,198 of his compensation from Columbia Oregon Intermediate Municipal Bond Fund, Mr. Collins deferred $1,165 of his compensation from Columbia Oregon Intermediate Municipal Bond Fund, and Mr. Simpson deferred $2,500 of his compensation from Columbia Oregon Intermediate Municipal Bond Fund.

[38]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $488 of his compensation from Columbia Pacific/Asia Fund, Mr. Collins deferred $495 of his compensation from Columbia Pacific/Asia Fund, Mr. Simpson deferred $1,214 of his compensation from Columbia Pacific/Asia Fund, and Mr. Stitzel deferred $58 of his compensation from Columbia Pacific/Asia Fund.

Name of Trustee	Columbia Real Estate Equity Fund[39]	Columbia Rhode Island Intermediate Municipal Bond Fund[40]	Columbia Select Large Cap Growth Fund[41]	Columbia Select Opportunities Fund[42]	Columbia Select Small Cap Fund[43]	Columbia Short-Intermediate Bond Fund[44]	Columbia Small Cap Core Fund[45]	Columbia Small Cap Growth Fund I46	Columbia Small Cap Value Fund I47
John D. Collins	$1,822	$1,407	$3,334	$1,805	$2,617	$1,889	$3,044	$2,083	$3,350
Rodman L. Drake	$2,108	$1,762	$3,482	$1,877	$2,716	$1,964	$3,483	$2,432	$3,656
Douglas A. Hacker	$1,998	$1,534	$3,807	$2,057	$2,984	$2,154	$3,368	$2,279	$3,757
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$1,950	$1,480	$3,633	$1,972	$2,859	$2,063	$3,299	$2,212	$3,694
Richard W. Lowry[1]	N/A	N/A	$399	$233	$362	$247	N/A	N/A	N/A
William Mayer[2]	$1,887	$1,464	$3,476	$1,881	$2,725	$1,969	$3,171	$2,173	$3,564
Charles R. Nelson	$2,086	$1,572	$3,860	$2,094	$3,033	$2,190	$3,550	$2,390	$3,900
John J. Neuhauser	$1,938	$1,465	$3,645	$1,967	$2,849	$2,060	$3,262	$2,227	$3,670
Jonathan Pie[l]	$1,821	$1,366	$3,390	$1,832	$2,650	$1,916	$3,070	$2,091	$2,976
Patrick J. Simpson	$1,952	$1,474	$3,610	$1,956	$2,837	$2,047	$3,309	$2,242	$3,642
Thomas E. Stitzel1	N/A	N/A	$491	$287	$445	$304	N/A	N/A	N/A
Thomas C. Theobald	$2,426	$1,633	$5,268	$2,833	$4,113	$2,971	$4,132	$2,760	$5,080
Anne-Lee Verville	$2,021	$1,527	$3,830	$2,076	$3,015	$2,174	$3,430	$2,322	$3,782

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[39]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $929 of his compensation from Columbia Real Estate Equity Fund, Mr. Collins deferred $903 of his compensation from Columbia Real Estate Equity Fund, and Mr. Simpson deferred $1,952 of his compensation from Columbia Real Estate Equity Fund.

[40]

During the fiscal year ended October 31, 2009, Mr. Drake deferred $700 of his compensation from Columbia Rhode Island Intermediate Municipal Bond Fund, Mr. Collins deferred $674 of his compensation from Columbia Rhode Island Intermediate Municipal Bond Fund, and Mr. Simpson deferred $1,474 of his compensation from Columbia Rhode Island Intermediate Municipal Bond Fund.

[41]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $1,444 of his compensation from Columbia Select Large Cap Growth Fund, Mr. Collins deferred $1,443 of his compensation from Columbia Select Large Cap Growth Fund, Mr. Simpson deferred $3,610 of his compensation from Columbia Select Large Cap Growth Fund, and Mr. Stitzel deferred $138 of his compensation from Columbia Select Large Cap Growth Fund.

[42]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $794 of his compensation from Columbia Select Opportunities Fund, Mr. Collins deferred $798 of his compensation from Columbia Select Opportunities Fund, Mr. Simpson deferred $1,956 of his compensation from Columbia Select Opportunities Fund, and Mr. Stitzel deferred $81 of his compensation from Columbia Select Opportunities Fund.

[43]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $1,138 of his compensation from Columbia Select Small Cap Fund, Mr. Collins deferred $1,148 of his compensation from Columbia Select Small Cap Fund, Mr. Simpson deferred $2,837 of his compensation from Columbia Select Small Cap Fund, and Mr. Stitzel deferred $126 of his compensation from Columbia Select Small Cap Fund.

[44]

During the fiscal year ended March 31, 2009, Mr. Drake deferred $823 of his compensation from Columbia Short-Intermediate Bond Fund, Mr. Collins deferred $828 of his compensation from Columbia Short-Intermediate Bond Fund, Mr. Simpson deferred $2,047 of his compensation from Columbia Short-Intermediate Bond Fund, and Mr. Stitzel deferred $86 of his compensation from Columbia Short-Intermediate Bond Fund.

[45]

During the fiscal year ended September 30, 2009, Mr. Drake deferred $1,561 of his compensation from Columbia Small Cap Core Fund, Mr. Collins deferred $1,519 of his compensation from Columbia Small Cap Core Fund, and Mr. Simpson deferred $3,309 of his compensation from Columbia Small Cap Core Fund.

[46]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $1,052 of his compensation from Columbia Small Cap Growth Fund I, Mr. Collins deferred $1,022 of his compensation from Columbia Small Cap Growth Fund I, and Mr. Simpson deferred $2,242 of his compensation from Columbia Small Cap Growth Fund I.

[47]

During the fiscal year ended June 30, 2009, Mr. Drake deferred $1,623 of his compensation from Columbia Small Cap Value Fund I, Mr. Collins deferred $1,558 of his compensation from Columbia Small Cap Value Fund I, and Mr. Simpson deferred $3,642 of his compensation from Columbia Small Cap Value Fund I.

Name of Trustee	Columbia Strategic Income Fund[48]	Columbia Strategic Investor Fund[49]	Columbia Tax-Exempt Fund[50]	Columbia Technology Fund[51]	Columbia U.S. Treasury Index Fund[52]	Columbia Value and Restructuring Fund[53]	Columbia World Equity Fund[54]
John D. Collins	$5,907	$3,961	$9,883	$1,949	$1,491	$25,281	$993
Rodman L. Drake	$6,316	$4,568	$12,433	$2,248	$1,561	$26,361	$1,031
Douglas A. Hacker	$6,699	$4,346	$10,751	$2,140	$1,700	$28,809	$1,132
Morrill Melton Hall, Jr.[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Janet Langford Kelly	$6,507	$4,249	$10,443	$2,089	$1,638	$27,595	$1,095
Richard W. Lowry[1]	N/A	N/A	N/A	N/A	$158	$3,036	$135
William Mayer[2]	$6,222	$4,101	$10,221	$2,020	$1,558	$26,362	$1,025
Charles R. Nelson	$6,847	$4,543	$10,954	$2,236	$1,742	$29,330	$1,161
John J. Neuhauser	$6,510	$4,218	$10,245	$2,077	$1,632	$27,590	$1,073
Jonathan Piel	$6,046	$3,965	$9,545	$1,952	$1,520	$25,701	$1,006
Patrick J. Simpson	$6,410	$4,239	$10,372	$2,087	$1,626	$27,387	$1,087
Thomas E. Stitzel[1]	N/A	N/A	N/A	N/A	$207	$3,739	$177
Thomas C. Theobald	$9,036	$5,293	$11,421	$2,607	$2,347	$39,689	$1,559
Anne-Lee Verville	$6,716	$4,393	$10,740	$2,163	$1,708	$29,031	$1,143

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[48]

During the fiscal year ended May 31, 2009, Mr. Collins deferred $2,489 of his compensation from Columbia Strategic Income Fund, Mr. Drake deferred $2,574 of his compensation from Columbia Strategic Income Fund, and Mr. Simpson deferred $6,410 of his compensation from Columbia Strategic Income Fund.

[49]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $2,018 of his compensation from Columbia Strategic Investor Fund, Mr. Collins deferred $1,963 of his compensation from Columbia Strategic Investor Fund, and Mr. Simpson deferred $4,239 of his compensation from Columbia Strategic Investor Fund.

[50]

During the fiscal year ended November 30, 2009, Mr. Drake deferred $4,853 of his compensation from Columbia Tax-Exempt Fund, Mr. Collins deferred $4,671 of his compensation from Columbia Tax-Exempt Fund, and Mr. Simpson deferred $10,372 of his compensation from Columbia Tax-Exempt Fund.

[51]

During the fiscal year ended August 31, 2009, Mr. Drake deferred $992 of his compensation from Columbia Technology Fund, Mr. Collins deferred $965 of his compensation from Columbia Technology Fund, and Mr. Simpson deferred $2,087 of his compensation from Columbia Technology Fund.

[52]

During the fiscal year ended March 31, 2009, Mr. Collins deferred $654 of his compensation from Columbia U.S. Treasury Index Fund, Mr. Drake deferred $657 of his compensation from Columbia U.S. Treasury Index Fund, Mr. Simpson deferred $1,626 of his compensation from Columbia U.S. Treasury Index Fund, and Mr. Stitzel deferred $55 of his compensation from Columbia U.S. Treasury Index Fund.

[53]

During the fiscal year ended March 31, 2009, Mr. Collins deferred $11,182 of his compensation from Columbia Value and Restructuring Fund, Mr. Drake deferred $11,172 of his compensation from Columbia Value and Restructuring Fund, Mr. Simpson deferred $27,387 of his compensation from Columbia Value and Restructuring Fund, and Mr. Stitzel deferred $1,054 of his compensation from Columbia Value and Restructuring Fund.

[54]

During the fiscal year ended March 31, 2009, Mr. Collins deferred $437 of his compensation from Columbia World Equity Fund, Mr. Drake deferred $433 of his compensation from Columbia World Equity Fund, Mr. Simpson deferred $1,087 of his compensation from Columbia World Equity Fund, and Mr. Stitzel deferred $47 of his compensation from Columbia World Equity Fund.

Name of Trustee	Total Compensation from the Columbia Funds Complex Paid to the Trustees for the Calendar Year December 31, 2009[55]*
John D. Collins		$226,990
Rodman L. Drake		$275,955
Douglas A. Hacker		$249,505
Morrill Melton Hall Jr.[1]	$	N/A
Janet Langford Kelly		$235,000
Richard W. Lowry[1]	$	N/A
William Mayer[2]		$232,000
Charles R. Nelson		$250,500
John J. Neuhauser		$232,000
Jonathan Piel		$217,000
Patrick J. Simpson		$236,000
Thomas E. Stitzel[1]	$	N/A
Thomas C. Theobald		$248,550
Anne-Lee Verville		$246,500

[1]	Mr. Hall served as a Trustee of the Trust until February 22, 2008. Messrs. Lowry and Stitzel served as Trustees of the Trust until April 30, 2008.
[2]

The Trust currently treats Mr. Mayer as an “interested person” (as defined in the 1940 Act) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

[55]

During the calendar year ended December 31, 2009, Mr. Drake deferred $116,500 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan, Mr. Collins deferred $116,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan and Mr. Simpson deferred $236,000 of his total compensation from the Columbia Funds Complex pursuant to the deferred compensation plan. At December 31, 2009, the value of Mr. Drake’s account under that plan was $223,507, the value of Mr. Collins’ account under that plan was $205,097, the value of Mr. Simpson’s account under that plan was $1,051,968, the value of Mr. Theobald’s account under that plan was $600,183 and the value of Ms. Verville’s account under that plan was $679,903.

*	Unaudited.

APPENDIX M

Principal Holders

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 5% of the outstanding shares of any class of any Fund, as set forth below.*

Fund	Shareholder Name and Address	Class Balance	Percentage of class

Columbia World Equity Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	241,054.6110	5.20%

Columbia World Equity Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST FL 2 JACKSONVILLE, FL 32246-6484	11,019.5630	13.61%

Columbia World Equity Fund- Class C	BANK OF AMERICA NA IRA KATHARINE S KERN 157 EUSTON RD GARDEN CITY, NY 11530-1238	4,212.8370	5.20%

Columbia Income Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,056,658.7710	11.61%

Columbia Income Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	678,801.6810	7.46%

Columbia Income Fund- Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	57,939.8050	7.17%

Columbia Income Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	201,440.0170	16.24%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Income Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,102,330.1690	53.07%

Columbia Income Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	5,247,161.5270	11.09%

Columbia Income Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON, MA 02111-1724	4,944,145.3460	10.45%

Columbia Intermediate Bond Fund Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	5,621,913.9900	30.28%

Columbia Intermediate Bond Fund- Class A	NFS LLC FEBO TRANSAMERICA LIFE INS COMPANY 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015-2211	3,675,595.7960	19.80%

Columbia Intermediate Bond Fund- Class B	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	234,802.3130	5.91%

Columbia Intermediate Bond Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	616,245.9440	16.81%

Columbia Intermediate Bond Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	557,276.8710	15.20%

Columbia Intermediate Bond Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	196,347.4530	5.36%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Intermediate Bond Fund- Class R	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	51,608.8530	26.17%

Columbia Intermediate Bond Fund- Class R	RELIANCE TRUST CO FBO MORSE CHEVROLET INC 401K PO BOX 48529 ATLANTA, GA 30362-1529	47,983.7520	24.33%

Columbia Intermediate Bond Fund- Class R	FRONTIER TRUST CO FBO THOMAS J KING JR D D S PC P P.O. BOX 10758 FARGO, ND 58106-0758	14,356.1070	7.28%

Columbia Intermediate Bond Fund- Class R	FRONTIER TRUST CO FBO AUBURN MANUFACTURING INC RETIREMENT PO BOX 10758 FARGO, ND 58106-0758	12,899.4840	6.54%

Columbia Intermediate Bond Fund- Class R	MG TRUST CO CUST FBO EMERGENCY SERVICES OF NEW ENGLAND I 700 17TH ST STE 300 DENVER, CO 80202-3531	12,335.7320	6.26%

Columbia Intermediate Bond Fund- Class R	FRONTIER TRUST CO FBO EMERGENCY SERVICES OF NEW ENGLAND P.O. BOX 10758 FARGO, ND 58106-0758	10,556.8390	5.35%

Columbia Intermediate Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	112,552,868.5710	51.45%

Columbia Intermediate Bond Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	15,689,510.0760	7.17%

Columbia Intermediate Bond Fund- Class Z	CITIGROUP GLOBAL MARKETS INC BOOK ENTRY ACCOUNT ATTN MATT MAESTRI 333 W 34TH ST 7TH FL MUTUAL FUNDS DEPT NEW YORK, NY 10001-2402	13,904,590.9410	6.36%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia U.S. Treasury Index Fund- Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	874,307.2860	18.19%

Columbia U.S. Treasury Index Fund- Class A	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS 100 MULBERRY ST NEWARK, NJ 07102-4056	305,693.1320	6.36%

Columbia U.S. Treasury Index Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	269,104.8930	5.60%

Columbia U.S. Treasury Index Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CETNER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	156,105.7770	7.65%

Columbia U.S. Treasury Index Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,190,059.2660	36.12%

Columbia Blended Equity Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	2,133.5070	19.76%

Columbia Blended Equity Fund- Class A	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	1,959.2280	18.14%

Columbia Blended Equity Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	1,496.7950	13.86%

Columbia Blended Equity Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	1,433.7110	13.28%

Columbia Blended Equity Fund- Class A	AMANDA B AMIS TOD BENEFICIARY INFORMATION ON FILE 11 PASADENA RD DORCHESTER, MA 02121-3301	852.2460	7.89%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Blended Equity Fund- Class A	BANK OF AMERICA NA ROLLOVER IRA CHRISTINE A STADNICKI 101 HILTON ST CHICOPEE, MA 01020-3554	656.8200	6.08%

Columbia Blended Equity Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	613.1060	5.68%

Columbia Blended Equity Fund- Class C	JOHN NARDUCCI & BRIDGET MCLAUGHLIN TT ACCUCOM CONSULTING INC JOHN S NARDUCCI 17 FARM MEADOW RD NEWTOWN, CT 06470-2804	4,597.0780	51.57%

Columbia Blended Equity Fund- Class C	CATHERINE A OBRIEN 1017 ALDEN AVE LOMPOC, CA 93436-3205	1,854.7870	20.81%

Columbia Blended Equity Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	1,244.4060	13.96%

Columbia Blended Equity Fund- Class C	BANK OF AMERICA NA ROLLOVER IRA DONALD J SYTSMA 11873 DARBY RD CLARKSVILLE, MI 48815-9616	488.3990	5.48%

Columbia Blended Equity Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	3,251,415.6860	44.26%

Columbia Blended Equity Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,296,031.9710	17.64%

Columbia Bond Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	254,958.6170	16.23%

Columbia Bond Fund- Class A	SAXON & CO P O BOX 7780-1888 PHILADELPHIA, PA 19182-0001	161,922.9200	10.31%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Bond Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	123,669.4960	7.87%

Columbia Bond Fund- Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS, MN 55402-2323	22,350.9890	12.07%

Columbia Bond Fund- Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS, MN 55402-2323	13,160.4610	7.11%

Columbia Bond Fund- Class C	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS, MN 55402-2323	11,218.5310	6.06%

Columbia Bond Fund- Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	9,771.9200	5.28%

Columbia Bond Fund Class Y	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAINT STREET 10TH FLOOR DALLAS, TX 75202-3908	1,414,194.6800	99.92%

Columbia Bond Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAINT STREET 10TH FLOOR DALLAS, TX 75202-3908	38,125,082.1060	58.64%

Columbia Bond Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	4,708,365.5240	7.24%

Columbia Short-Intermediate Bond Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	140,388.8790	36.89%

Columbia Short-Intermediate Bond Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55440-9446	19,398.2120	8.69%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Short-Intermediate Bond Fund- Class A	NFS LLC FEBO NFS/FMTC R/O IRA FBO WILLIAM J WALLACE COLUMBIA EQ INCOME 59 PURITAN RD FAIRFIELD, CT 06824-6832	98,641.9830	25.92%

Columbia Short-Intermediate Bond Fund- Class C	FIRST CLEARING LLC BRIAN E CROCKWELL IRA FCC AS CUSTODIAN 3849 SE SAINT ANDREWS PL GRESHAM, OR 97080-8421	14,344.6570	10.06%

Columbia Short-Intermediate Bond Fund- Class C	JAMES A MANAFORT JR 414 NEW BRITAIN AVE PLAINVILLE, CT 06062-2065	15,644.7150	7.92%

Columbia Short-Intermediate Bond Fund- Class C	FIRST CLEARING LLC BRIAN E CROCKWELL IRA FCC AS CUSTODIAN 3849 SE SAINT ANDREWS PL GRESHAM, OR 97080-8421	14,499.2340	7.34%

Columbia Short-Intermediate Bond Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STRET 10TH FLOOR DALLAS, TX 75202	45,718,817.7600	87.91%

Columbia Emerging Markets Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	49,533.7580	8.41%

Columbia Emerging Markets Fund- Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	38,039.0140	6.46%

Columbia Emerging Markets Fund- Class A	NFS LLC FEBO STEPHEN A ROTH TTEE S & J ROTH REVOCABLE TRUST 13363 S W IRON MTN BLVD PORTLAND, OR 97219	31,636.4420	5.37%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Emerging Markets Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	8,893.1190	8.29%

Columbia Emerging Markets Fund- Class C	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	7,918.0850	7.38%

Columbia Emerging Markets Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	11,767,767.5800	33.22%

Columbia Emerging Markets Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	9,972,506.9350	28.15%

Columbia Emerging Markets Fund- Class Z	NFS LLC FEBO SMALL GRAT LLC 35 EAGLE DR SHARON, MA 02067-2907	2,003,860.2900	5.66%

Columbia Emerging Markets Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON, MA 02111-1724	1,900,216.1170	5.36%

Columbia Emerging Markets Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE, LCC/4S BOSTON, MA 02111-1724	1,819,608.7810	5.14%

Columbia International Growth Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10,318.2100	32.15%

Columbia International Growth Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	4,776.6610	14.88%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia International Growth Fund- Class A	BANK OF AMERICA NA ROTH CONV FRANK S HETZLER 155 WILSON ST HACKENSACK, NJ 07601-2942	2,616.5900	8.15%

Columbia International Growth Fund- Class A	BANK OF AMERICA NA ROLLOVER IRA JOHN N BEHRENDT 1100 N STATE ST LITCHFIELD, IL 62056-1102	2,384.3150	7.43%

Columbia International Growth Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55474-0001	1,684.9850	5.25%

Columbia International Growth Fund- Class C	RAYMOND JAMES & ASSOC INC FBO NOEL BARRICK & DOROTHY J BARRICK COMM/PROP 6644 NORTHAVEN RD DALLAS, TX 75230-3020	7,684.9630	36.04%

Columbia International Growth Fund- Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	3,215.0780	15.08%

Columbia International Growth Fund- Class C	WELLS FARGO INVESTMENTS LLC 608 SECOND AVENUE SOUTH 8TH FL MINNEAPOLIS, MN 55402-1927	2,843.9620	13.34%

Columbia International Growth Fund- Class C	RAYMOND JAMES & ASSOC INC FBO DEWAYNE MAURICE BROWN TTEE DEWAYNE MAURICE BROWN REC TRUST 2219 HOLLY LEAF LN ORANGE PARK, FL 32073-5430	2.547.7710	11.95%

Columbia International Growth Fund- Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	1,722.4930	8.08%

Columbia International Growth Fund- Class C	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	1,120.7780	5.26%

Columbia International Growth Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	11,319,293.9490	78.30%

Columbia International Growth Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,476,174.0540	10.21%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Select Small Cap Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	119,108.1200	11.60%

Columbia Select Small Cap Fund- Class C	RBC CAPITAL MARKETS CORP FBO NANCY H WILTEN INDIVIDUAL RETIREMENT ACCOUNT 1361 BRIDLE BIT RD FLOWER MOUND, TX 75022-6293	15,061.7180	21.74%

Columbia Select Small Cap Fund- Class C	RBC CAPITAL MARKETS CORP FBO MARTHA H EISENLOHR JOHN E EISENLOHR TENANT COMMON 3849 NORMANDY DALLAS, TX 75205-2106	5,500.3070	7.94%

Columbia Select Small Cap Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	5,333.7410	7.70%

Columbia Select Small Cap Fund- Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50309-2732	114,247.9590	17.47%

Columbia Select Small Cap Fund- Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50309-2732	54,879.6160	8.39%

Columbia Select Small Cap Fund- Class R	FRONTIER TRUST CO FBO NORTH COUNTRY BUSINESS PRODUCTS P.O. BOX 10758 FARGO, ND 58106-0758	42,432.5670	6.49%

Columbia Select Small Cap Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 411 N AKARD ST FL 5 DALLAS, TX 75201-3307	22,334,655.1990	55.51%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Select Small Cap Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	3,767,621.2330	9.36%

Columbia Select Opportunities Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	64,344.0920	49.47%

Columbia Select Opportunities Fund- Class A	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	10,063.3330	7.74%

Columbia Select Opportunities Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	16,450.0440	62.62%

Columbia Select Opportunities Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	1,900.6990	7.24%

Columbia Select Opportunities Fund- Class C	RAYMOND JAMES & ASSOC INC FBO MICHAEL WAYNE NEWTON & PATRICIA E NEWTON TTEE MIKE & PAT NEWTON FAMILY TRUST P.O. BOX 1804 OVERGAARD, AZ 85933	1,455.6040	5.54%

Columbia Select Opportunities Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	9,580,189.5520	80.48%

Columbia Select Opportunities Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,302,884.9440	10.95%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Select Large Cap Growth Fund- Class C	BARCLAYS CAPITAL INC 70 HUDSON ST FL 7 JERSEY CITY, NJ 07302-4585	40,192.9260	14.64%

Columbia Select Large Cap Growth Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	30,944.6930	11.27%

Columbia Select Large Cap Growth Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	20,368.8940	7.42%

Columbia Select Large Cap Growth Fund- Class R	FRONTIER TRUST CO FBO CROSE & LEMKE CONSTRUCTION INC P.O. BOX 10758 FARGO, ND 58106-0758	25,204.5480	82.39%

Columbia Select Large Cap Growth Fund- Class R	GPC AS AGENT FOR RELIANCE TRUST COMPANY FBO SILTEK 401(K) PLAN PO BOX 79377 ATLANTA, GA 30357-7377	3,586.1170	11.72%

Columbia Select Large Cap Growth Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	17,976,148.4200	85.47%

Columbia Mid Cap Core Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	13,305.3860	24.83%

Columbia Mid Cap Core Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	8,964.6900	16.73%

Columbia Mid Cap Core Fund- Class A	NFS LLC FEBO MARY FAY ALLEN TR MARY FAY ALLEN TTEE 910 N LAKE SHORE DR CHICAO, IL 60611-1560	6,927.9300	12.93%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Mid Cap Core Fund- Class A	FIICO FBO WHARTON, LEVIN, EHRMANTRAUT & KLEIN, PA PROFIT SHARING PLAN 100 MAGELLAN WAY COVINGTON, KY 41015-1987	5,841.2070	10.90%

Columbia Mid Cap Core Fund- Class C	ROBERT W BAIRD & CO INC 777 E WISCONSIN AVE MILWAUKEE, WI 53202-5300	5,134.4320	30.32%

Columbia Mid Cap Core Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	3,909.3040	23.09%

Columbia Mid Cap Core Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	2,235.4110	13.20%

Columbia Mid Cap Core Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO BK GLOBAL, INC. 401(K) PLAN PO BOX 79377 ATLANTA, GA 30357-7377	19,101.1650	17.60%

Columbia Mid Cap Core Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO COMMUNITY MGMT CORP 401K PFT SHR PL PO BOX 79377 ATLANTA, GA 30357-7377	15,681.3990	14.45%

Columbia Mid Cap Core Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO PAYDATA PAYROLL SVC INC P/S PLAN PO BOX 79377 ATLANTA, GA 30357-7377	11,779.7000	10.85%

Columbia Mid Cap Core Fund- Class R	FRONTIER TRUST CO FBO APPLICATION SECURITY 401K PLAN 1 P.O. BOX 10758 FARGO, ND 58106-0758	6,265.4080	5.77%

Columbia Mid Cap Core Fund- Class R	GPC SECURITIES INC AGENT FOR RELIANCE TRUST COMPANY FBO FORCE 3, INC 401 (K) P.O. BOX 79377 ATLANTA, GA 30357-7377	5,428.1000	5.00%

Columbia Mid Cap Core Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	2,877,593.0090	52.66%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Mid Cap Core Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,101,805.3780	20.16%

Columbia Value and Restructuring Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	2,850,595.4420	44.66%

Columbia Value and Restructuring Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	234,366.4030	13.99%

Columbia Value and Restructuring Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	229,883.1420	13.72%

Columbia Value and Restructuring Fund- Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED PRIN ADVTG OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50309-2732	354,207.3840	26.81%

Columbia Value and Restructuring Fund- Class R	DCGT AS TTEE AND/OR CUST FBO PRINCIPAL FINANCIAL GROUP QUALIFIED FIA OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50309-2732	259,518.9090	19.64%

Columbia Value and Restructuring Fund- Class R	JPMORGAN CHASE BANK CUST FBO HUTAMAKI LONG TERM SAVINGS & INVESTMENT PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY, MO 64114-3317	201,129.4350	15.22%

Columbia Value and Restructuring Fund- Class R	JPMORGAN CHASE BANK TTEE FBO HUHTAMAKI LONG TERM SAVINGS & INVESTMENT PL FOR HOURLY EMPLOYEES C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY, MO 64114-3	73,077.5220	5.53%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Value and Restructuring Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	51,703,805.2510	32.82%

Columbia Value and Restructuring Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	21,676,862.8550	13.76%

Columbia Value and Restructuring Fund- Class Z	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	15,756,558.8320	10.00%

Columbia Value and Restructuring Fund- Class Z	JOHN HANCOCK LIFE INSURANCE CO USA RPS SEG FUNDS & ACCOUNTING 601 CONGRESS ST BOSTON, MA 02210-2804	8,405,964.2490	5.34%

Columbia Energy and Natural Resources Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	890,578.7620	37.95%

Columbia Energy and Natural Resources Fund- Class C	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE, FL 32246-6484	68,752.0500	9.44%

Columbia Energy and Natural Resources Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	7,984,629.9550	27.36%

Columbia Energy and Natural Resources Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	6,144,419.1520	21.05%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Pacific/Asia Fund- Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	54,743.4250	49.29%

Columbia Pacific/Asia Fund- Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	8,851.8700	7.97%

Columbia Pacific/Asia Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	8,380.9320	7.55%

Columbia Pacific/Asia Fund- Class C	D A DAVIDSON & CO INC FBO PAUL HANCOCK PO BOX 5015 GREAT FALLS, MT 59403-5015	10,235.6880	17.89%

Columbia Pacific/Asia Fund- Class C	D A DAVIDSON & CO AS CUST FOR PAUL HANCOCK PENNY EATON HANCOCK TTEES PO BOX 5015 GREAT FALLS, MT 59403-5015	8,627.1960	15.08%

Columbia Pacific/Asia Fund- Class C	D A DAVIDSON & CO AS CUST FOR JULENE P TUCKER IRA PO BOX 5015 GREAT FALLS, MT 59403-5015	7,211.0930	12.60%

Columbia Pacific/Asia Fund- Class C	RAYMOND JAMES & ASSOC INC CSDN FBO CARROLL R CARMICHAEL IRA 541 4TH AVE GALLIPOLIS, OH 45631-1228	5,870.1640	10.26%

Columbia Pacific/Asia Fund- Class C	D A DAVIDSON & CO AS CUST FOR DONNA STROM IRA PO BOX 5015 GREAT FALLS, MT 59403-5015	4,976.0040	8.70%

Columbia Pacific/Asia Fund- Class C	D A DAVIDSON & CO INC FBO GEORGE STEPHENS TTEE PO BOX 5015 GREAT FALLS, MT 59403-5015	3,871.4770	6.77%

Columbia Pacific/Asia Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	2,164,208.5930	58.70%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Pacific/Asia Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	601,907.6510	16.33%

Columbia Core Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	367,616.6350	7.05%

Columbia Core Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	267,387.6530	5.13%

Columbia Core Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	103,776.1960	9.26%

Columbia Core Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	347,553.2300	34.50%

Columbia Core Bond Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	58,951.1370	5.85%

Columbia Core Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	88,872,648.9830	64.99%

Columbia Core Bond Fund- Class Z	BANK OF AMERICA NA TTEE BANK OF AMERICA 401K PLAN ATTN NORMA AJA PO BOX 1939 HOUSTON, TX 77251-9833	22,296,699.4780	16.30%

Columbia Core Bond Fund- Class Z	BANK OF AMERICA TTEE 401 (K) FOR LEGACY FLEET TRUST PO BOX 1939 HOUSTON, TX 77251-9833	13,184,723.5600	9.64%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia High Yield Opportunity Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	4,210,028.6420	8.30%

Columbia High Yield Opportunity Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	4,077,290.0000	8.04%

Columbia High Yield Opportunity Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	520,305.6690	9.14%

Columbia High Yield Opportunity Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	348,165.1050	9.76%

Columbia High Yield Opportunity Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	26,185,045.1140	80.57%

Columbia Strategic Income Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94101-4151	41,155,397.3100	23.03%

Columbia Strategic Income Fund- Class C	MERRILL LYNCH & PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	4,899,857.9170	14.31%

Columbia Strategic Income Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34 TH ST NEW YORK, NY 10001-2402	2,459,526.0290	7.18%

Columbia Strategic Income Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	100,973,797.7960	76.38%

Columbia International Bond Fund- Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	41,400.3220	51.97%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia International Bond Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	13,878.8800	17.42%

Columbia International Bond Fund- Class C	NFS LLC FEBO NFS/FMTC SEP IRA FBO GORDON P HARPER 128 CRAFTS RD CHESTNUT HILL, MA 02467-1826	5,314.4380	36.37%

Columbia International Bond Fund- Class C	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55474-0001	2,428.2360	16.62%

Columbia International Bond Fund- Class C	CHARLES H STAUFFER JR AND CAROL A STAUFFER JT TEN WROS 530 BRIGICH RD CANONSBURG, PA 15317-6079	1,500.9630	10.27%

Columbia International Bond Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	1,302.6730	8.92%

Columbia International Bond Fund- Class C	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	1,002.1460	6.86%

Columbia International Bond Fund- Class C	NFS LLC FEBO NFS/FMTC IRA FBO DIANE C JOHNSON 9617 MOUNTAIN VIEW TERRACE LN PRUNEDALE, CA 93907-1526	831.8580	5.69%

Columbia International Bond Fund- Class Z	BANK OF AMERICA, N.A, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	771,095.7510	58.96%

Columbia International Bond Fund- Class Z	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	503,989.6340	38.54%

Columbia Small Cap Value Fund I- Class A	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,805,243.9220	11.37%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Value Fund I- Class A	ORCHARD TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD GREENWOOD VLG, CO 80111-5002	808,199.7700	5.09%

Columbia Small Cap Value Fund I- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	325,309.6810	19.02%

Columbia Small Cap Value Fund I- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	112,383.1590	6.57%

Columbia Small Cap Value Fund I- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	91,674.6960	5.36%

Columbia Small Cap Value Fund I- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	31,347.9620	99.00%

Columbia Small Cap Value Fund I- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	4,856,938.4800	31.81%

Columbia Small Cap Value Fund I- Class Z	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	902,284.4980	5.91%

Columbia Small Cap Value Fund I- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	799,003.5900	5.23%

Columbia High Yield Municipal Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	517,713.1870	7.11%

Columbia High Yield Municipal Fund- Class A	NFS LLC FEBO JOE NGUYEN NGA NGUYEN PHUONG NGUYEN 1618 HILTON HEAD LN FRISCO, TX 75034-6919	450,584.6280	6.19%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia High Yield Municipal Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	158,615.3090	20.09%

Columbia High Yield Municipal Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	277,092.5280	28.75%

Columbia High Yield Municipal Fund- Class C	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	54,017.2680	5.60%

Columbia High Yield Municipal Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	53,940,715.6940	81.24%

CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/ FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	95,524,137.9600	100%

Columbia Balanced Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	93,047.6280	8.61%

Columbia Balanced Fund- Class A	WELLS FARGO INVESTMENTS LLC 625 MARQUETTE AVE FL 13 MINNEAPOLIS, MN 55402-2323	66,637.1810	6.17%

Columbia Balanced Fund- Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	19,903.8130	6.39%

Columbia Balanced Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	122,882.1900	20.19%

Columbia Balanced Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	87,415.5020	14.36%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Balanced Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	77,559.9650	12.74%

Columbia Balanced Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,030,770.3610	11.88%

Columbia Balanced Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	785,064.0520	9.05%

Columbia Balanced Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	526,138.7690	6.07%

Columbia Conservative High Yield Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	4,152,124.4510	37.24%

Columbia Conservative High Yield Fund- Class A	LPL FINANCIAL FBO CUSTOMERS ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	722,804.6480	6.48%

Columbia Conservative High Yield Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	410,437.8110	10.55%

Columbia Conservative High Yield Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	388,784.8990	9.18%

Columbia Conservative High Yield Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	344,711.7760	8.14%

Columbia Conservative High Yield Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	2,534,300.00	93.57%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Conservative High Yield Fund- Class Y	PIPELINE INDUSTRY BENEFIT FUND ATTN BOB KIME PO BOX 470950 TULSA, OK 74147-0950	172,722.4210	6.38%

Columbia Conservative High Yield Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	28,857,165.6730	49.07%

Columbia Conservative High Yield Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	6,464,935.3450	10.99

Columbia Federal Securities Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	252,782.5030	12.29%

Columbia Federal Securities Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	398,816.1980	32.62%

Columbia Federal Securities Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	5,422,181.6990	80.18%

Columbia Greater China Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	178,918.4340	6.44%

Columbia Greater China Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	42,431.6910	10.43%

Columbia Greater China Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	26,796.2690	6.59%

Columbia Greater China Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	221,354.9640	25.82%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Greater China Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	79,601.1080	9.29%

Columbia Greater China Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	339,449.9180	32.85%

Columbia International Stock Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	675,237.1260	5.13%

Columbia International Stock Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	31,565.6450	5.78%

Columbia International Stock Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	193,256.9210	17.22%

Columbia International Stock Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	72,158.0360	6.43%

Columbia International Stock Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	2,683,082.1180	99.96%

Columbia International Stock Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	24,078,204.2800	77.66%

Columbia Mid Cap Growth Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	323,121.2540	10.59%

Columbia Mid Cap Growth Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	78,656.5930	14.35%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Mid Cap Growth Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	75,263.6160	13.73%

Columbia Mid Cap Growth Fund- Class R	PALACE ENTERTAINMENT TTEE FBO PALACE ENTERTAINMENT 401K C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG, CO 80111-5002	31,307.9090	14.24%

Columbia Mid Cap Growth Fund- Class R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP 1251 WATERFRONT PL STE 525 PITTSBURGH, PA 15222-4228	25,346.0870	11.53%

Columbia Mid Cap Growth Fund- Class R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	24,313.1160	11.06%

Columbia Mid Cap Growth Fund- Class R	FRONTIER TRUST CO FBO ATKINSONS MARKET 401K & PS PO BOX 10758 FARGO, ND 58106-0758	14,996.0410	6.82%

Columbia Mid Cap Growth Fund- Class R	CAPITAL BANK & TRUST CO TTEE F FALASCA MECHANICAL INC 401K 8515 E ORCHARD RD GREENWOOD VLG, CO 94104-4151	12,956.4460	5.89%

Columbia Mid Cap Growth Fund- Class Y	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	88,750.6820	99.31%

Columbia Mid Cap Growth Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	22,233,663.1690	42.74%

Columbia Mid Cap Growth Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	3,267,039.8210	6.28%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	221,590.7510	15.35%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC DS AND F LLC 2448 APPLEGATE ST PHILOMATH, OR 97370-9267	116,295.7320	8.05%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	108,692.4750	7.53%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC JAMES YOUNG & KELLY YOUNG JT TEN PO BOX 39 LEBANON, OR 97355-0039	107,098.5370	7.42%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	92,486.0830	6.40%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC JUNE FLACK JT TEN PO BOX 258 DURKEE, OR 97905-0258	88,731.2960	6.14%

Columbia Oregon Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	73,770.4920	5.11%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	6,840.7960	14.97%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO KENNETH W & SHIRLEY R GLASS TTEE THE KENNETH W GLASS & SHIRLEY R GLASS REV LIV TR 15312 SE BARLOW CT DAMACUS, OR 97089-8732	5,119.5640	11.20%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	LISA R MCILWAIN 20586 S NURSERY LN OREGON CITY, OR 97045-9749	4,433.1570	9.70%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO, CA 92121-1968	3,791.9210	8.30%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES, CA 90017-2457	3,648.0940	7.98%

Columbia Oregon Intermediate Municipal Bond Fund- Class B	WEDBUSH MORGAN SECURITIES 1000 WILSHIRE BLVD LOS ANGELES, CA 90017-2457	2,473.2030	5.41%

Columbia Oregon Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	78,651.7120	7.47%

Columbia Oregon Intermediate Municipal Bond Fund- Class C	FIRST CLEARING, LLC LEWIS F ROTH REVOCABLE LIV TR KATHLEEN E ROTH TTEE PO BOX 1795 OREGON CITY, OR 97045-0795	64,789.7460	6.15%

Columbia Oregon Intermediate Municipal Bond Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	6,090,084.4760	17.60%

Columbia Real Estate Equity Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	512,642.6400	27.74%

Columbia Real Estate Equity Fund- Class A	FIRST CLEARING LLC BARRETT A TOAN & PAULA OBRIAN JT TEN 42 PORTLAND PL SAINT LOUIS, MO 63108-1242	239,505.8390	12.96

Columbia Real Estate Equity Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	11,048,421.4170	42.10%

Columbia Real Estate Equity Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	5,537,466.6330	21.11%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Growth Fund I- Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	161,749.7830	6.30%

Columbia Small Cap Growth Fund I- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	133,350.1420	25.33%

Columbia Small Cap Growth Fund I- Class Y	ANCHORAGE POLICE & FIRE RETIREMENT SYSTEM ATTN CHARLES M LAIRD 3600 MARTIN LUTHER KING JR AVE STE 207 ANCORAGE, AK 99507-1222	676,656.4760	99.92%

Columbia Small Cap Growth Fund I- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	12,588,471.7800	48.32%

Columbia Small Cap Growth Fund I- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	2,803,897.7120	10.76%

Columbia Small Cap Growth Fund I- Class Z	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE, NY 10577-2139	1,569,358.8770	6.02%

Columbia Strategic Investor Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENFT CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	1,179,797.5170	11.27%

Columbia Strategic Investor Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	102,516.9070	7.85%

Columbia Strategic Investor Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR BENFT CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	2,439,781.5240	6.69%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Technology Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	948,045.8080	9.49%

Columbia Technology Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	72,405.2590	8.30%

Columbia Technology Fund- Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	54,659.1140	6.26%

Columbia Technology Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,125,732.4030	36.10%

Columbia Technology Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	228,607.8650	7.33%

Columbia Technology Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	3,733,672.4620	18.57%

Columbia Technology Fund- Class Z	VANGUARD FIDUCIARY TRUST COMPANY COLUMBIA TECHNOLOGY FUND PO BOX 2600 VALLEY FORGE, PA 19482-2600	2,828,660.6600	14.07%

Columbia Technology Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN ST 10TH FL DALLAS, TX 75202-3908	2,379,338.4590	11.83%

Columbia Technology Fund- Class Z	FIFTH THIRD BANK TRUSTEE FBO VARIOUS FASCORP RECORD KEPT PLANS C/O FASCORP 8515 E ORCHARD RD GREENWOOD VLG, CO 80111-5002	2,148,820.8670	10.69%

Columbia Technology Fund- Class Z	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	1,426,797.8760	7.10%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Liberty Fund- Class A	EDWARD D. JONES & CO. MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY. MARYLAND HTS, MO 63043-3009	7,805,927.3910	16.09%

Columbia Liberty Fund- Class Z	STREIMER SHEET METAL WORKS INC. 740 N KNOTT ST. PORTLAND, OR 97227-2099	24,108.9830	20.48%

Columbia Liberty Fund- Class Z	WILLIAM R. LARSEN & BEATRIZ M. DE LARSEN 416 E 11TH ST SE ROME, GA 30161-6222	13,447.7090	11.42%

Columbia Liberty Fund- Class Z	BANK OF AMERICA NA IRA CHARLENE A. PASQUARELLI 85 PLEASANT DR. SOUTHBURY, CT 06488-3230	13,000.2620	11.04%

Columbia Liberty Fund- Class Z	SE BOO KANG & IN SOON KANG 1305 KING ARTHUR DR. MECHANICSBURG, PA 17050-7672	7,512.7740	6.38%

Columbia Liberty Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	6,003.6910	5.10%

Columbia Asset Allocation Fund- Class A	EDWARD D. JONES & CO. MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY. MARYLAND HTS, MO 63043-3009	34,533.6020	5.42%

Columbia Asset Allocation Fund- Class C	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402-2405	7,891.6520	7.12%

Columbia Asset Allocation Fund- Class C	BANK OF AMERICA NA MARIE OUELLETTE SEP IRA 159 E CHIPPENS HILL RD BURLINGTON, CT 06013-2111	6,696.8770	6.04%

Columbia Asset Allocation Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	542,849.9280	7.23%

Columbia Asset Allocation Fund- Class Z	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	504,747.6770	6.73%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Asset Allocation Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	386,747.3040	5.15%

Columbia Dividend Income Fund- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCT. FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4151	7,481,649.8010	16.33%

Columbia Dividend Income Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	175,912.6760	7.29%

Columbia Dividend Income Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	792,711.1360	16.21%

Columbia Dividend Income Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	358,613.0770	7.34%

Columbia Dividend Income Fund- Class R	FRONTIER TRUST CO FBO JACINTO MEDICAL GROUP PA 401K PLA P.O. BOX 10758 FARGO, ND 58106-0758	32,335.2960	42.022

Columbia Dividend Income Fund- Class R	MG TRUST CO CUST FBO WILCOX & CO 401K PSP 700 17TH ST STE 300 DENVER, CO 80202-3531	18,516.4150	24.06%

Columbia Dividend Income Fund- Class R	TD AMERITRADE TRUST CO OOLDN P.O. BOX 17748 DENVER, CO 80217-0748	17,430.5610	22.65%

Columbia Dividend Income Fund- Class T	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	5,807,758.1230	5.87%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Dividend Income Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	69,642,601.5560	70.39%

Columbia Dividend Income Fund- Class Z	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	5,807,758.1230	5.87%

Columbia Contrarian Core Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104-4151	997,905.8910	30.79%

Columbia Contrarian Core Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	183,695.9070	21.16%

Columbia Contrarian Core Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	8,502,653.8170	38.66%

Columbia Contrarian Core Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	2,149,934.9300	9.78%

Columbia Contrarian Core Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	1,924,225.4830	8.75%

Columbia Large Cap Growth Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	148,816.6780	15.24%

Columbia Large Cap Growth Fund- Class F	KAYLA HALL ADVANTAGE PLAN TRUST C/O MAUREEN HALL 49 RAYMOND PL STATEN ISLAND, NY 10310-2231	2,804.7220	13.87%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Large Cap Growth Fund- Class F	BRIDGET NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER NEUMANN 2923 E LAKE RD SKANEATELES, NY 13152-9003	2,553.3150	12.63%

Columbia Large Cap Growth Fund- Class F	ANDREW NEUMANN ADVANTAGE PLAN TRUST CHRISTOPHER M NEUMANN 4960 CORNISH HEIGHTS PKWY. SYRACUSE, NY 13215-2300	2,552.9450	12.63%

Columbia Large Cap Growth Fund- Class F	MIRANDA E KRAMER ADVANTAGE PLAN TRUST C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE, NY 13078-8742	2,038.0410	10.08%

Columbia Large Cap Growth Fund- Class F	CLAIRE NEUMANN ADVANTAGE PLAN TRUST ROBERT S NEUMANN 2923 E LAKE RD SKANEATELES, NY 13152-9003	2,008.1320	9.93%

Columbia Large Cap Growth Fund- Class F	LILY ELIZABETH KRAMER C/O LEIGH A NEUMANN 5203 SILVER FOX DR JAMESVILLE, NY 13078-8742	2,002.6500	9.91%

Columbia Large Cap Growth Fund- Class F	MATTHEW PATRICK NEUMANN ADVANTAGE PLAN TRUST C/O CHRISTOPHER M NEUMANN 2923 E LAKE RD SKANEATELES, NY 13152-9003	1,992.8610	9.86%

Columbia Large Cap Growth Fund- Class F	CHARLES DUANE AWALT ADVANTAGE PLAN TRUST C/O JOHN M AWALT 4445 E SAN CARLOS PL N TUCSON, AZ 85712-1946	1,104.5720	5.46%

Columbia Large Cap Growth Fund- Class Y	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	880,417.1940	99.93%

Columbia Large Cap Growth Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	19,779,379.0630	41.33%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Disciplined Value Fund- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCT. FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4151	130,893.2400	12.29%

Columbia Disciplined Value Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	31,753.0880	14.81%

Columbia Disciplined Value Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	13,671,137.4540	69.06%

Columbia Disciplined Value Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL GROWTH PORTFOLIO ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	1,757,416.1480	8.88%

Columbia Disciplined Value Fund- Class Z	STATE STREET BANK & TRUST COMPANY AAF LIFEGOAL BALANCED GROWTH ATTN JIM BOTSOLIS TWO AVENUE DE LAFAYETTE BOSTON, MA 02111-1724	1,561,989.0290	7.89%

Columbia Disciplined Value Fund- Class Z	GPC SECURITIES INC AS AGENT FOR BANK OF AMERICA FBO AEROFLEX INC. EMPLOYEES 401K PLAN P.O. BOX 105117 ATLANTA, GA 30348-5117	1,050,438.4020	5.31%

Columbia Small Cap Core Fund- Class A	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCT. FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4151	1,635,173.1610	22.50%

Columbia Small Cap Core Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	168,678.7230	9.62%

Columbia Small Cap Core Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	130,293.5320	7.43%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Small Cap Core Fund- Class T	CHARLES SCHWAB & CO. INC. SPECIAL CUSTODY ACCT. FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4151	411,635.8020	6.38%

Columbia Small Cap Core Fund- Class Z	BANK OF AMERICA NA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,665,630.6800	48.72%

Columbia Small Cap Core Fund- Class Z	CHARLES SCHWAB & CO. INC. ATTN MUTUAL FUND DEPT. 101 MONTGOMERY ST. SAN FRANCISCO, CA 94104-4151	2,179,591.1730	7.24%

Columbia CA Tax-Exempt Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	2,014,099.5730	5.57%

Columbia CA Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	70,560.7850	10.48%

Columbia CA Tax-Exempt Fund- Class B	NFS LLC FEBO MARGARITO RICO TTEE MARGARITO RICO LIVINGTRUST PO BOX 515 NORCO, CA 92860-0515	47,714.0560	7.09%

Columbia CA Tax-Exempt Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	47,075.0350	6.99%

Columbia CA Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	1,446,835.7980	36.18%

Columbia CA Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	288,006.8220	7.20%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia CA Tax-Exempt Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	12,944,281.3680	89.52%

Columbia CT Tax-Exempt Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	802,402.4480	8.02%

Columbia CT Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	126,342.4510	14.93%

Columbia CT Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	389,144.8800	24.03%

Columbia CT Tax-Exempt Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	94,050.7650	5.81%

Columbia MA Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS	92,122.3810	11.15%
	ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484

Columbia MA Tax-Exempt Fund- Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	66,989.7010	8.11%

Columbia MA Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	247,367.7130	17.91%

Columbia MA Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	210,403.2510	15.24%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia MA Tax-Exempt Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	96,943.1250	7.02%

Columbia NY Tax-Exempt Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	742,163.3870	10.54%

Columbia NY Tax-Exempt Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	668,082.4710	9.49%

Columbia NY Tax-Exempt Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	135,107.4630	12.41%

Columbia NY Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	107,546.8270	9.88%

Columbia NY Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	488,214.1610	39.26%

Columbia NY Tax-Exempt Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	226,169.1920	18.19%

Columbia NY Tax-Exempt Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	128,369.1960	10.32%

Columbia Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	80,544.9970	16.06%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATOR 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	512,305.7220	30.46%

Columbia Intermediate Municipal Bond Fund- Class T	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	67,395.4250	6.63%

Columbia Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	16,365,622.3470	93.06%

Columbia MA Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO KENNETH D POLIVY 120 GORDON RD WABAN, MA 02468-1227	146,501.5730	9.62%

Columbia MA Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	142,705.1770	9.37%

Columbia MA Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO LONGA VITA CORPORATION C/O KESEV CORP. 2000 COMMONWEALTH AVE. AUBURNDALE, MA 02466-2004	97,759.8430	6.42%

Columbia MA Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC VINCENT BISCEGLIA TTEE VINCENT BISCEGLIA TRUST 139 WHARTON ROAD GROTON, MA 01450-4244	97,449.0360	6.40%

Columbia MA Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FL 333 W 34TH ST NEW YORK, NY 10001-2402	90,260.1290	5.93%

Columbia MA Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	11,845.7400	11.06%

Columbia MA Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS PO BOX 9446 MINNEAPOLIS, MN 55474-0001	8,826.9580	8.24%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia MA Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO HOWARD F CASEY 103 SCHOOL ST UNIT 4 CONCORD, NH 03301-3820	7,533.4550	7.03%

Columbia MA Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO J LEONARD SCHATZ 25 GREYSTONE CT BURLINGTON, MA 01803-3823	5,549.6580	5.18%

Columbia MA Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	188,086.7040	22.29%

Columbia MA Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY & CO. HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	81,848.8360	9.70%

Columbia MA Intermediate Municipal Bond Fund- Class C	FIRST CLEARING LLC KEVIN J MCCARTHY 36 MINUTEMAN RD MEDFIELD, MA 02052-1444	57,525.9330	6.82%

Columbia MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO KAREN K DER 8 LENOX CIR ANDOVER, MA 01810-5429	333,077.3340	8.94%

Columbia MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO ERIC R COSMAN 872 CONCORD AVE BELMONT, MA 02478-1604	293,745.5180	7.89%

Columbia MA Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO MURIEL HUROVITZ 1111 BEACON ST APT 37 BROOKLINE, MA 02446-5518	218,828.1560	5.88%

Columbia MA Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,136,439.9760	94.79%

Columbia CT Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	436,919.9600	43.27%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia CT Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO 12 HEMLOCK LTD PARTNERSHIP A PARTNERSHIP CHRISTOPHER K OHARA 44 SYLVAN RD N WESTPORT, CT 06880-2942	110,471.1200	10.94%

Columbia CT Intermediate Municipal Bond Fund- Class A	AMERICAN ENTERPRISE INVESTMENT SVCS P O BOX 9446 MINNEAPOLIS, MN 55474-0001	61,599.7490	6.10%

Columbia CT Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	39,493.4990	22.01%

Columbia CT Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO NANETTE GANDELMAN 2 COACH LN WESTPORT, CT 06880-2107	11,835.5070	6.60%

Columbia CT Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO HIDEKO HARA DUNN JAN D DUNN 75 INVERNESS CT CHESHIRE, CT 06410-3548	10,447.1310	5.82%

Columbia CT Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	196,344.8910	26.35%

Columbia CT Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY, NJ 07311	64,115.5230	8.60%

Columbia CT Intermediate Municipal Bond Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	54,760.5070	7.35%

Columbia CT Intermediate Municipal Bond Fund- Class C	NFS LLC FEBO ANN L BURSTEIN ANN ROGOFF 1 CAMPBELL AVE APT 67 WEST HAVEN, CT 06516-8907	41,862.6590	5.62%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia CT Intermediate Municipal Bond Fund- Class T	KELLY F SHACKELFORD PO BOX 672 NEW CANAAN, CT 06840-0672	151,804.5160	9.59%

Columbia CT Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	18,406,419.5530	95.83%

Columbia New Jersey Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	207,707.1900	41.22%

Columbia New Jersey Intermediate Municipal Bond Fund- Class A	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO, CA 92150-9046	42,509.8590	8.44%

Columbia New Jersey Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	37,855.9350	7.51%

Columbia New Jersey Intermediate Municipal Bond Fund- Class B	UBS FINANCIAL SERVICES INC. FBO LINDA GIACOPELLI 16 WOODLAND RD WOODCLIFF LK, NJ 07677-7826	6,122.8510	5.49%

Columbia New Jersey Intermediate Municipal Bond Fund- Class B	YI CHEN 4438 SAYRE DR PRINCETON, NJ 08540-5824	6,052.8220	5.42%

Columbia New Jersey Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO SARIKA SHARMA 28 LAURIE DR ENGLEWD CLFS, NJ 07632-2222	5,704.2800	5.11%

Columbia New Jersey Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	168,426.7140	36.27%

Columbia New Jersey Intermediate Municipal Bond Fund- Class C	RAYMOND JAMES & ASSOC INC FBO HAROLD RIVKIN 635 ROSEDALE RD PRINCETON, NJ 08540-2217353	34,669.0610	7.47%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia New Jersey Intermediate Municipal Bond Fund- Class C	FIRST CLEARING, LLC PETER A STAATS PO BOX 106 BELLE MEAD, NJ 08502-0106	27,990.0560	6.03%

Columbia New Jersey Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	5,755,925.5140	90.07%

Columbia NY Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	178.860.2390	23.60%

Columbia NY Intermediate Municipal Bond Fund- Class A	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	120,370.9180	15.88%

Columbia NY Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	76,518.0130	10.10%

Columbia NY Intermediate Municipal Bond Fund- Class A	FIRST CLEARING LLC ROBERT MURPHY & MARGO CARPENTER 32 KING STREET NEW YORK, NY 10014-4900	42,285.1360	5.58%

Columbia NY Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO EMMA PERSICO 56 MILLSBURG RD MIDDLETOWN, NY 10940-8410	18,674.8940	15.23%

Columbia NY Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO FRAK V CARREA TESTAMENTARY TRUST NANCY CORNELL, FRANK CARREA TTEE 17 SCENIC DR POUGHKEEPSIE, NY 12603-5529	9,413.7110	7.68%

Columbia NY Intermediate Municipal Bond Fund- Class B	DORIS W NEWTON 159 SPAFFORD LANDING RD HOMER, NY 13077-8738	9,411.6010	7.67%

Columbia NY Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	8,358.1780	6.82%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia NY Intermediate Municipal Bond Fund- Class B	AMERICAN ENTERPRISE INVESTMENT SVCS P.O. BOX 9446 MINNEAPOLIS, MN 55440-9446	8,216.3810	6.70%

Columbia NY Intermediate Municipal Bond Fund- Class B	FANNIE M SCHRAMM 2 STONELEIGH APT 5 G BRONXVILLE, NY 10708-2606	6,684.6430	5.45%

Columbia NY Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO IRWIN BASH 239 ARDMORE AVE STATEN ISLAND, NY 10314-4349	6,521.2690	5.32%

Columbia NY Intermediate Municipal Bond Fund- Class B	PERSHING LLC P.O. BOX JERSEY CITY, NJ 07303-2052	6,307.6070	5.14%

Columbia NY Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	120,958.5530	23.42%

Columbia NY Intermediate Municipal Bond Fund- Class C	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	62,719.6980	12.14%

Columbia NY Intermediate Municipal Bond Fund- Class C	MORGAN STANLEY DW ATTN MUTUAL FUND OPERATIONS HARBORSIDE PLAZA 3, 6TH FL JERSEY CITY, NJ 07311-3907	50,243.4240	9.73%

Columbia NY Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	22,056,616.9670	88.68%

Columbia RI Intermediate Municipal Bond Fund- Class A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FL JERSEY CITY, NJ 07311	98,246.3710	47.80%

Columbia RI Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO ALAN LANDMAN PO BOX 2304 PROVIDENCE, RI 02906-03034	17,273,6340	8.40%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia RI Intermediate Municipal Bond Fund- Class A	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	13,547.7980	6.59%

Columbia RI Intermediate Municipal Bond Fund- Class A	NFS LLC FEBO LUIGI DAMIANO 60 HAWTHORNE PL APT 27 PROVIDENCE, RI 02904-7601	40,294.5620	5.12%

Columbia RI Intermediate Municipal Bond Fund- Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	10,707.9570	5.21%

Columbia RI Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO BESSIE MEAGHER 276 OCEAN RD NARRAGANSETT, RI 02882-1346	10,242.7740	40.38%

Columbia RI Intermediate Municipal Bond Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE, FL 32246-6484	5,819.7310	22.94%

Columbia RI Intermediate Municipal Bond Fund- Class B	FIRST CLEARING, LLC RUTH M CARTY (DECD) & ELOISE A CARTY JT TEN 451 HIGH ST D CUMBERLAND, RI 02864-7621	3,793.1080	14.95%

Columbia RI Intermediate Municipal Bond Fund- Class B	CITIGROUP GLOBAL MARKETS, INC. ATTN PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK, NY 10001-2402	2,018.1540	7.96%

Columbia RI Intermediate Municipal Bond Fund- Class B	NFS LLC FEBO JOHN C CECE 245 WESTCOTT RD N SCITUATE, RI 02857-1753	1,809.9550	7.13%

Columbia RI Intermediate Municipal Bond Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL2 JACKSONVILLE, FL 32246-6484	34,513.6050	26.03%

Columbia RI Intermediate Municipal Bond Fund- Class C	FIRST CLEARING LLC BARBARA A HASSAN 60 MORNING DOVE DR TIVERTON, RI 02878-3529	28,068.2160	21.17%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia RI Intermediate Municipal Bond Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	11,636.7980	8.78%

Columbia RI Intermediate Municipal Bond Fund- Class C	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303-2052	9,364.8130	7.06%

Columbia RI Intermediate Municipal Bond Fund- Class C	JENNIFER YOUNIS 374 GRAND AVE APT 2L PAWTUCKET, RI 02861	7,193.5230	5.43%

Columbia RI Intermediate Municipal Bond Fund- Class T	JOHN J ALMEIDA TR JOHN J ALMEIDA REVOCABLE TRUST 27 TOPMAST CT JAMESTOWN, RI 02835-2227	72,042.9000	9.16%

Columbia RI Intermediate Municipal Bond Fund- Class T	CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	62,736.5530	7.98%

Columbia RI Intermediate Municipal Bond Fund- Class T	NFS LLC FEBO LUIGI DAMIANO 60 HAWTHORNE PL APT 27 PROVIDENCE, RI 02904-7601	40,294.5620	5.12%

Columbia RI Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	7,985,853.8320	95.11%

Columbia RI Intermediate Municipal Bond Fund- Class Z	BANK OF AMERICA TTEE 401(K) FOR LEGACY FLEET TRUST P.O. BOX 1939 HOUSTON, TX 77251-1939	13,184,723.5600	9.64%

Columbia Tax-Exempt Fund- Class A	EDWARD D JONES & CO MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS, MO 63043-3009	22,297,192.4580	21.34%

Columbia Tax-Exempt Fund- Class B	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	118,397.7420	12.09%

Fund	Shareholder Name and Address	Class Balance	Percentage of class
Columbia Tax-Exempt Fund- Class C	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 2 JACKSONVILLE, FL 32246-6484	897,374.1140	34.37%

Columbia Tax-Exempt Fund- Class Z	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FLOOR DALLAS, TX 75202-3908	40,812,251.0280	63.83%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions without the controlling shareholder’s vote, or to prevent actions that the controlling shareholder votes for.

As of November 30, 2009, to the knowledge of management of the Funds, the persons below owned beneficially (or of record) more than 25% of the outstanding shares of a Fund, as set forth below.

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,102,330.1690	42.94%

Columbia Intermediate Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	112,552,868.5710	45.91%

Columbia U.S Treasury Index Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,190,059.2660	27.95%

Columbia Blended Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	3,251,415.6860	44.14%

Columbia Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	39,539,276.7860	57.99%

Columbia Short-Intermediate Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	45,718,817.7600	86.95%

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Emerging Markets Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	11,817,301.3380	32.72%

Columbia Emerging Markets Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,972,506.9350	27.61%

Columbia International Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,319,293.9490	78.01%

Columbia Select Small Cap Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	22,334,655.1990	53.19%

Columbia Select Opportunities Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	9,580,189.5520	79.44%

Columbia Select Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	17,976,148.4200	66.32%

Columbia Mid Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,877,593.0090	50.99%

Columbia Value and Restructuring Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	54,554,400.6930	32.68%

Columbia Energy and Natural Resources Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FOR BENEFIT OF CUSTOMERS	8,875,208.7170	27.51%
	ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Pacific/Asia Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	2,164,208.5930	56.14%

Columbia Core Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	88,872,648.9830	60.93%

Columbia High Yield Opportunity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	26,185,045.1140	28.31%

Columbia Strategic Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	100,973,797.7960	27.70%

Columbia International Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	771,095.7510	55.00%

Columbia International Bond Fund	FIM FUNDING INC C/O COLUMBIA MANAGEMENT GROUP MA5-100-11-05 100 FEDERAL ST BOSTON, MA 02110-1802	504,991.7800	36.02%

Columbia High Yield Municipal Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	53,940,715.6940	71.51%

CMG Ultra Short Term Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	95,524,137.9600	100.00%

Columbia International Stock Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	26,761,286.3980	55.16%

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia Conservative High Yield Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	31,391,465.8480	38.86%

Columbia Real Estate Equity Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	11,048,421.4170	38.32%

Columbia Small Cap Growth Fund I	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	12,588,471.7800	42.03%

Columbia Mid Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	22,322,413.8510	38.86%

Columbia Dividend Income Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	69,642,601.5560	43.86%

Columbia Large Cap Growth Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	20,659,796.2570	30.80%

Columbia Disciplined Value Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	13,671,137.4540	47.43%

Columbia Small Cap Core Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	14,665,630.6800	31.07%

Columbia Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	16,365,622.3470	88.65%

Columbia Massachusetts Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	25,136,439.9760	76.83%

Columbia Connecticut Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	18,406,419.5530	81.00%

Fund	Shareholder Account Registration	Fund Balance	Percentage of Fund
Columbia New Jersey Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	5,755.925.5140	73.42%

Columbia New York Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	22,056,616.9670	80.94%

Columbia Rhode Island Intermediate Municipal Bond Fund	BANK OF AMERICA NA, TRUSTEE ATTN BETTY BARLEY/FUNDS ACCOUNTING 1201 MAIN STREET 10TH FL DALLAS, TX 75202-3908	7,985,853.8320	83.66%

INT-51/29612-0110

COLUMBIA FUNDS SERIES TRUST I

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2010

The undersigned shareholder of the Fund or Funds named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (for each Fund and the Trust as a whole, including any postponements or adjournments thereof, the “Meeting”) to be held at 2:00 P.M., Eastern time, on March 3, 2010, at One Financial Center, Boston, Massachusetts 02111, and, revoking any previous proxies, hereby appoints James R. Bordewick, Jr., Michael G. Clarke, J. Kevin Connaughton, Peter T. Fariel, Ryan C. Larrenaga and Julie B. Lyman (the “Proxies”) (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature

Additional Signature (if held jointly)

Date	2010
CFS_20918_010610

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24

VOTING OPTIONS

Read your Joint Proxy Statement and have it at hand when voting.

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	Call 1-866-241-6192	Mark, sign and date this Proxy	Attend Shareholder Meeting
www.proxy-direct.com	Follow the recorded	Card and return in the	One Financial Center
Follow the on-screen instructions	instructions	enclosed postage-paid envelope	Boston, Massachusetts
available 24 hours	available 24 hours		on March 3, 2010

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR EACH OF THE PROPOSALS AND NOMINEES LISTED BELOW. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN QUORUMS AND/OR APPROVALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ¢

☐ To vote FOR all Proposals for your Fund(s) and FOR all nominees to the Board, mark this box. No other vote is necessary.

1. To approve the proposed Investment Management Services Agreement with RiverSource Investments, LLC (“RiverSource”).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
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Fundname Drop-In 22	☐	☐	☐	Fundname Drop-In 24	☐	☐	☐

2. To approve the proposed Subadvisory Agreement with Nordea Investment Management North America, Inc. (Columbia Liberty Fund Only).

	FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐

3.       To approve the proposed policy allowing RiverSource to enter into and materially amend subadvisory agreements in the future, with the approval of the Trust’s Board of Trustees, but without obtaining additional shareholder approval (i.e., the Manager of Managers Proposal).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐
Fundname Drop-In 3	☐	☐	☐	Fundname Drop-In 4	☐	☐	☐
Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐
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4.       To elect the nominees to the Board of the Trust, each to hold office until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

					FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

					☐	☐	☐

01.	John D. Collins	02.	Rodman L. Drake	03.	Douglas A. Hacker	04.	Janet Langford Kelly
05.	William E. Mayer	06.	Charles R. Nelson	07.	John J. Neuhauser	08.	Jonathan Piel
09.	Patrick J. Simpson	10.	Anne-Lee Verville

Instruction: To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the nominee number(s) on the line provided below.

Important Notice Regarding the Availability of Proxy Materials for the Columbia Funds

Shareholder Meeting to Be Held on March 3, 2010.

The Joint Proxy Statement for this Joint Special Meeting and the Notice of Joint Special Meeting

are available at: www.columbiafunds.com

EVERY VOTE IS IMPORTANT! PLEASE VOTE USING ONE OF THE AVAILABLE OPTIONS!

CFS_20918_010610

Columbia Funds’ web site pages:

Homepage Message (Investor/Advisor/Institutional): View proxy materials.

HTML Page Content – Investor/Advisor sites only:

Shareholders of the Columbia Funds are being asked to vote on certain proposals for a special meeting scheduled to be held on March 3, 2010 (in connection with the previously announced agreement by Bank of America, N.A. to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc.). This page will be updated as proxy materials become available. Please check back if you do not see your fund listed at this time.

To view proxy materials, please select the Trust name below:

[Name of Trust : Link to Related Proxy Materials]

HTML Page Content – Institutional site only:

Shareholders of the Columbia Funds are being asked to vote on certain proposals for a special meeting scheduled to be held on March 3, 2010 (in connection with the previously announced agreement by Bank of America, N.A. to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc.). This page will be updated as proxy materials become available. Please check back if you do not see your fund listed below.

To view proxy material, please select a fund name below:

[Name of Fund/Link to Related Proxy Materials]